As filed with the Securities and Exchange Commission on February 14, 2024

Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER
THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	☐
Post-Effective Amendment	☐
(Check appropriate box or boxes)

Blackstone Private Credit Fund

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

31st Floor

New York, NY 10154

(Address of Principal Executive Offices: (Number, Street, City, State, Zip Code))

(212) 503-2100

(Area Code and Telephone Number)

Oran Ebel, Esq.

Blackstone Credit BDC Advisors LLC

345 Park Avenue, 31st Floor

New York, NY 10154

(Name and Address of Agent for Service)

Copies to:

Rajib Chanda, Esq. Steven Grigoriou, Esq. Jonathan Pacheco, Esq. Simpson Thacher & Bartlett LLP 900 G Street, N.W. Washington, DC 20001	Benjamin Wells, Esq. Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, NY 10017

Approximate Date of Proposed Public Offering: As soon as practicable after this registration statement becomes effective.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not complete the exchange offers and issue these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED FEBRUARY 14, 2024

PRELIMINARY PROSPECTUS

Blackstone Private Credit Fund

Offer to Exchange

$500,000,000 aggregate principal amount of 7.300% Notes due 2028

$500,000,000 aggregate principal amount of 6.250% Notes due 2031

For

$500,000,000 aggregate principal amount of 7.300% Notes due 2028

$500,000,000 aggregate principal amount of 6.250% Notes due 2031 registered under the Securities Act of 1933, as amended

Blackstone Private Credit Fund (the “Company,” “we,” “us,” or “our”) is offering to exchange all of its outstanding (i) 7.300% Notes due 2028 that were issued in a transaction not requiring registration under the Securities Act of 1933, as amended (the “1933 Act”) on November 27, 2023 (the “7.300% Restricted Notes”) and (ii) 6.250% Notes due 2031 that were issued in a transaction not requiring registration under the 1933 Act on January 25, 2024 (the “6.250% Restricted Notes” and, together with the 7.300% Restricted Notes, the “Restricted Notes”), for an equal aggregate principal amount of its new (a) 7.300% Notes due 2028 (the “7.300% Exchange Notes”) and (b) 6.250% Notes due 2031 (the “6.250% Exchange Notes” and, together with the 7.300% Exchange Notes, the “Exchange Notes”), respectively, that have been registered with the Securities and Exchange Commission (the “SEC”) under the 1933 Act. We refer to the 7.300% Restricted Notes and the 7.300% Exchange Notes together as the “7.300% Notes” and the 6.250% Restricted Notes and the 6.250% Exchange Notes together as the “6.250% Notes”. We refer to the Restricted Notes and the Exchange Notes collectively as the “Notes”.

If you participate in the exchange offer, you will receive Exchange Notes for your Restricted Notes that are validly tendered. The terms of the Exchange Notes are substantially identical to those of the Restricted Notes, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a registration default. In addition, the Exchange Notes will bear a different CUSIP number than the Restricted Notes.

MATERIAL TERMS OF THE EXCHANGE OFFER

The exchange offer expires at 11:59 p.m., New York City time, on    , 2024, unless extended.

We will exchange all 7.300% Restricted Notes and 6.250% Restricted Notes that are validly tendered and not withdrawn prior to the expiration of the exchange offer for the 7.300% Exchange Notes and 6.250% Exchange Notes, respectively. You may withdraw tendered Restricted Notes at any time prior to the expiration of the exchange offer.

The only conditions to completing the exchange offer are that the exchange offer not violate any applicable law or applicable interpretation of the staff of the SEC and that no injunction, order or decree has been or is issued that would prohibit, prevent or materially impair our ability to complete the exchange offer.

We will not receive any cash proceeds from the exchange offer.

There is no active trading market for the Restricted Notes, and we do not intend to list the Exchange Notes on any securities exchange or to seek approval for quotations through any automated dealer quotation system.

Investing in the Exchange Notes involves risks. See “Risk Factors” beginning on page 12 of this prospectus.

Neither the SEC nor any state securities commission has approved or disapproved of the Exchange Notes or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus is     , 2024

No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus. You must not rely on any unauthorized information or representations. This prospectus is an offer to sell only the Exchange Notes offered hereby, but only under circumstances and in jurisdictions where it is lawful to do so. The information contained in this prospectus is current only as of its date.

This prospectus incorporates important business and financial information about us that is not included in or delivered with the document. This information is available without charge to security holders upon written or oral request at:

Stakeholder Relations

Blackstone Private Credit Fund

345 Park Avenue, 31st Floor

New York, NY 10154

(212) 503-2100

i

To obtain timely delivery, you must request information no later than five business days prior to the expiration of the exchange offer, which expiration is 11:59 p.m., New York City time, on    , 2024.

You should rely only on the information contained or incorporated by reference in this prospectus. We have not authorized anyone to provide you with different information. We are not making an offer of the Exchange Notes in any state or other jurisdiction where the offer is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus.

Each broker-dealer that receives Exchange Notes for its own account in the exchange offer for Restricted Notes that were acquired as a result of market-making or other trading activities must acknowledge that it will comply with the prospectus delivery requirements of the 1933 Act in connection with any resale or other transfer of the Exchange Notes received in the exchange offer. The accompanying letter of transmittal relating to the Exchange Offer states that, by so acknowledging and delivering a prospectus, such broker-dealer will not be deemed to admit that it is an “underwriter” of the Exchange Notes within the meaning of the 1933 Act. This prospectus, as it may be amended or supplemented from time to time, may be used by such broker-dealer in connection with resales or other transfers of Exchange Notes received in the exchange offer for Restricted Notes that were acquired by the broker-dealer as a result of market-making or other trading activities.

ii

PROSPECTUS SUMMARY

This summary highlights information contained elsewhere or incorporated by reference in this prospectus. This summary may not contain all of the information that is important to you, and it is qualified in its entirety by the more detailed information and financial statements, including the notes to those financial statements, appearing elsewhere or incorporated by reference in this prospectus. Please see the sections titled “Where You Can Find More Information” and “Incorporation by Reference.” Before making an investment decision, we encourage you to consider the information contained in and incorporated by reference in this prospectus, including the risks discussed under the heading “Risk Factors” beginning on page  12 of this prospectus, as well as the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and any updates to those risk factors contained in the Company’s subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”), all of which we incorporate by reference herein other than as specified.

The Company

Blackstone Private Credit Fund (together with its consolidated subsidiaries, the “Company,” “we,” “us,” or “our”) is a non-diversified, closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the “1940 Act”). We are externally managed by an affiliate of Blackstone Inc. (“Blackstone”). Our adviser, Blackstone Credit BDC Advisors LLC (the “Adviser”) is also an affiliate of Blackstone Alternative Credit Advisors LP (the “Administrator” and, collectively with its affiliates in the credit, asset based finance and insurance asset management business unit of Blackstone, “Blackstone Credit & Insurance” or “BXCI,” which, for the avoidance of doubt, excludes Harvest Fund Advisors LLC). The Administrator provides certain administrative and other services necessary for the Company to operate pursuant to an administration agreement. We have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually, as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (together with the rules and regulations promulgated thereunder, the “Code”).

Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation.

Under normal circumstances, we will invest at least 80% of our total assets (net assets plus borrowings for investment purposes) in private credit investments (loans, bonds and other credit instruments that are issued in private offerings or issued by private companies). If we change our 80% test, we will provide shareholders with at least 60 days’ notice of such change. Under normal circumstances, we expect that the majority of our portfolio will be in privately originated and privately negotiated investments, predominantly direct lending to U.S. private companies through (i) first lien senior secured and unitranche loans (including first-out/last-out loans) and (ii) second lien, unsecured, subordinated or mezzanine loans and structured credit, as well as broadly syndicated loans (for which we may serve as an anchor investor), club deals (generally investments made by a small group of investment firms) and other debt and equity securities (the investments described in this sentence, collectively, “Private Credit”). To a lesser extent, we will also invest in publicly traded securities of large corporate issuers (“Opportunistic Credit”). We expect that the Opportunistic Credit investments will generally be liquid, and may be used for the purposes of maintaining liquidity for our share repurchase program and cash management, while also presenting an opportunity for attractive investment returns.

As a BDC, at least 70% of our assets must be the type of “qualifying” assets listed in Section 55(a) of the 1940 Act, as described herein, which are generally privately-offered securities issued by U.S. private or thinly-traded companies. We may also invest up to 30% of our portfolio opportunistically in “non-qualifying” portfolio investments, such as investments in non-U.S. companies. We generally intend to distribute substantially all of our available earnings annually by paying distributions on a monthly basis, as determined by the board of trustees of the Company (the “Board of Trustees” or the “Board”) in its discretion. To seek to enhance our returns, we use and continue to expect to use leverage as market conditions permit and at the discretion of the Adviser, but in no event will leverage employed exceed the limitations set forth in the 1940 Act; which currently allows us to borrow up to a 2:1 debt to equity ratio. See “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Borrowings” in the Company’s Annual Report on Form 10-K for the fiscal year ended December   31, 2022 and “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Borrowings” the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, each of which is incorporated by reference herein.

The Company is a Delaware statutory trust formed on February 11, 2020. We are currently offering on a continuous basis up to $36.5 billion of common shares of beneficial interest pursuant to an offering registered with the Securities and Exchange Commission. The Company offers to sell any combination of three classes of common shares, Class I shares, Class S shares and Class D shares, with a dollar value up to the maximum offering amount.

Our corporate headquarters are located at 345 Park Avenue, 31st Floor, New York, New York 10154. We maintain a website at www.bcred.com. Information contained on our website or on Blackstone’s website at www.blackstone.com is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

Summary of the Terms of the Exchange Offer

The following summary contains basic information about the exchange offer. It does not contain all the information that may be important to you. For a more complete description of the exchange offer, you should read the discussion under the heading “The Exchange Offer.”

Exchange Notes	$500,000,000 aggregate principal amount of 7.300% Notes due 2028 (the “7.300% Exchange Notes”).

$500,000,000 aggregate principal amount of 6.250% Notes due 2031 (the “6.250% Exchange Notes” and, together with the 7.300% Exchange Notes, the “Exchange Notes”).

The terms of our 7.300% Exchange Notes and 6.250% Exchange Notes that have been registered with the SEC under the Securities Act of 1933, as amended (the “1933 Act”) are substantially identical to those of our outstanding 7.300% Notes due 2028 (the 7.300% Restricted Notes”) and 6.250% Notes due 2031 (the “6.250% Restricted Notes” and, together with the 7.300% Restricted Notes, the “Restricted Notes”) that were issued in a transaction not requiring registration under the 1933 Act on November 27, 2023 and January 25, 2024, respectively, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a registration default. In addition, the Exchange Notes will bear a different CUSIP number than the Restricted Notes. See “Description of the Exchange Notes.”

We refer to the 7.300% Restricted Notes and the 7.300% Exchange Notes together as the “7.300% Notes” and the 6.250% Restricted Notes and the 6.250% Exchange Notes together as the “6.250% Notes”. We refer to the Restricted Notes and the Exchange Notes as the “Notes”.

Restricted Notes	$500,000,000 aggregate principal amount of 7.300% Notes due 2028, which were issued in a private placement on November 27, 2023.

$500,000,000 aggregate principal amount of 6.250% Notes due 2031, which were issued in a private placement on January 25, 2024.

The Exchange Offer	In the exchange offer, we will exchange the 7.300% Restricted Notes and 6.250% Restricted Notes that are validly tendered and not withdrawn prior to the expiration of the exchange offer for a like principal amount of the 7.300% Exchange Notes and 6.25% Exchange Notes, respectively, to satisfy certain of our obligations under the applicable registration rights agreement that we entered into when the Restricted Notes were issued in reliance upon exemptions from registration under the 1933 Act.

In order to be exchanged, outstanding Restricted Notes must be validly tendered and accepted. We will accept any and all Restricted

Notes validly tendered and not withdrawn prior to 11:59 p.m., New York City time, on     , 2024. Holders may tender some or all of their Restricted Notes pursuant to the exchange offer. However, Restricted Notes may be tendered only in denominations of $2,000 and integral multiples of $1,000.

We will issue Exchange Notes promptly after the expiration of the exchange offer. See “The Exchange Offer—Terms of the Exchange Offer.”

Registration Rights Agreement	In connection with the private placement of the 7.300% Restricted Notes, we entered into a registration rights agreement with Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC, as representatives of the several initial purchasers. In connection with the private placement of the 6.250% Restricted Notes, we entered into a registration rights agreement with Wells Fargo Securities, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities, Inc., J.P. Morgan Securities LLC and SMBC Nikko Securities America, Inc., as representatives of the several initial purchasers.

Under each registration rights agreement, we agreed, for the benefit of the holders of the Restricted Notes, to use commercially reasonable efforts to:

•

file a registration statement (the “Exchange Offer Registration Statement”) with respect to a registered offer to exchange the Restricted Notes for the Exchange Notes having terms substantially identical to the Restricted Notes being exchanged, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a registration default;

•

cause the Exchange Offer Registration Statement to become effective and continuously effective, supplemented and amended, for a period ending on the earlier of (i) 180 days from the date on which the Exchange Offer Registration Statement becomes or is declared effective and (ii) the date on which a broker-dealer registered under the 1933 Act is no longer required to deliver a prospectus in connection with market-making or other trading activities; and

•

cause the exchange offer to be consummated on the earliest practicable date after the Exchange Offer Registration Statement has become or been declared effective, but in no event later than 365 days after the initial issuance of the Restricted Notes (or if such 365th day is not a business day, the next succeeding business day).

The registration statement of which this prospectus forms a part constitutes an Exchange Offer Registration Statement for purposes of the registration rights agreements.

We also agreed to keep the Exchange Offer Registration Statement effective for not less than the minimum period required under applicable federal and state securities laws to consummate the exchange offer; provided, however, that in no event shall such period be less than 20 business days after the commencement of the exchange offer. If we fail to meet certain conditions described in the applicable registration rights agreement (“Registration Default”), the interest rate borne by the affected series of Restricted Notes will increase by 0.25% per annum and will increase by an additional 0.25% per annum on the principal amount of Notes with respect to each subsequent 90-day period, up to a maximum of additional interest of 0.50% per annum (the “Additional Interest”). Additional Interest due pursuant to Registration Defaults will be paid in cash on the relevant interest payment date to holders of record on the relevant regular record dates. Following the cure of all Registration Defaults relating to any particular Restricted Notes, the interest rate borne by the Restricted Notes will be reduced to the original interest rate borne by Restricted Notes; provided, however, that, if after any such reduction in interest rate, a different Registration Default occurs, the interest rate borne by the relevant Restricted Notes will again be increased pursuant to the foregoing provisions.

If the Company is not able to effect the exchange offer, the Company will be obligated to file a shelf registration statement covering the resale of the Notes and use its commercially reasonable efforts to cause such registration statement to be declared effective.

A copy of each registration rights agreement is incorporated by reference as an exhibit to the registration statement of which this prospectus forms a part. See “The Exchange Offer—Purpose and Effect of the Exchange Offer.”

Resales of Exchange Notes	We believe that the Exchange Notes received in the exchange offer may be resold or otherwise transferred by you without compliance with the registration and prospectus delivery requirements of the 1933 Act (subject to the limitations described below). This, however, is based on your representations to us that:

(1)	you are acquiring the Exchange Notes in the ordinary course of your business;

(2)	you are not engaging in and do not intend to engage in a distribution of the Exchange Notes;

(3)	you do not have an arrangement or understanding with any person or entity to participate in the distribution of the Exchange Notes;

(4)	you are not our “affiliate,” as that term is defined in Rule 405 under the 1933 Act;

(5)	you are not a broker-dealer tendering Restricted Notes acquired directly from us for your own account; and

(6)	you are not acting on behalf of any person that could not truthfully make these representations.

Our belief is based on interpretations by the staff of the SEC, as set forth in no-action letters issued to third parties unrelated to us, including Exxon Capital Holdings Corp., SEC no-action letter (April 13, 1988), Morgan, Stanley & Co. Inc., SEC no-action letter (June 5, 1991) and Shearman & Sterling, SEC no-action letter (July 2, 1993). We have not asked the staff for a no-action letter in connection with the exchange offer, however, and we cannot assure you that the staff would make a similar determination with respect to the exchange offer.

If you cannot make the representations described above:

•	you cannot rely on the applicable interpretations of the staff of the SEC;

•	you may not participate in the exchange offer; and

•

you must, in the absence of an exemption therefrom, comply with the registration and prospectus delivery requirements of the 1933 Act in connection with any resale or other transfer of your Restricted Notes.

Each broker-dealer that receives Exchange Notes for its own account in the exchange offer for Restricted Notes that were acquired as a result of market-making or other trading activities must acknowledge that it will comply with the prospectus delivery requirements of the 1933 Act in connection with any resale or other transfer of the Exchange Notes received in the exchange offer. See “Plan of Distribution.”

Expiration Date	The exchange offer will expire at 11:59 p.m., New York City time, on , 2024, unless we decide to extend the exchange offer. We do not currently intend to extend the exchange offer, although we reserve the right to do so.

Conditions to the Exchange Offer	The exchange offer is subject to customary conditions, including that it not violate any applicable law or any applicable interpretation of the staff of the SEC. The exchange offer is not conditioned upon any minimum principal amount of Restricted Notes being tendered for exchange. See “The Exchange Offer—Conditions.”

Procedures for Tendering Restricted Notes	The Restricted Notes are represented by global securities in fully registered form without coupons. Beneficial interests in the Restricted

Notes are held by direct or indirect participants in The Depository Trust Company (“DTC”) through certificateless depositary interests and are shown on, and transfers of the Restricted Notes can be made only through, records maintained in book-entry form by DTC with respect to its participants.

Accordingly, if you wish to exchange your Restricted Notes for Exchange Notes pursuant to the exchange offer, you must transmit to U.S. Bank Trust Company, National Association, our exchange agent, prior to the expiration of the exchange offer, a computer-generated message transmitted through DTC’s Automated Tender Offer Program, which we refer to as “ATOP,” system and received by the exchange agent and forming a part of a confirmation of book-entry transfer in which you acknowledge and agree to be bound by the terms of the letter of transmittal (“Letter of Transmittal”). See “The Exchange Offer—Procedures for Tendering Restricted Notes.”

Procedures for Beneficial Owners	If you are the beneficial owner of Restricted Notes that are held in the name of a broker, dealer, commercial bank, trust company or other nominee, and you wish to tender your Restricted Notes in the exchange offer, you should promptly contact the person in whose name your Restricted Notes are held and instruct that person to tender on your behalf. See “The Exchange Offer—Procedures for Tendering Restricted Notes.”

Acceptance of Restricted Notes and Delivery of Exchange Notes	Except under the circumstances summarized above under “—Conditions to the Exchange Offer,” we will accept for exchange any and all Restricted Notes that are validly tendered (and not withdrawn) in the exchange offer prior to 11:59 p.m., New York City time, on the expiration date of the exchange offer. The Exchange Notes to be issued to you in the exchange offer will be delivered by credit to the accounts at DTC of the applicable DTC participants promptly following completion of the exchange offer. See “The Exchange Offer—Terms of the Exchange Offer.”

Withdrawal Rights; Non-Acceptance	You may withdraw any tender of your Restricted Notes at any time prior to 11:59 p.m., New York City time, on the expiration date of the exchange offer by following the procedures described in this prospectus and the letter of transmittal. Any Restricted Notes that have been tendered for exchange but are withdrawn or otherwise not exchanged for any reason will be returned by credit to the accounts at DTC of the applicable DTC participants, without cost to you, promptly after withdrawal of such Restricted Notes or expiration or termination of the exchange offer, as the case may be. See “The Exchange Offer—Withdrawal Rights.”

No Appraisal or Dissenters’ Rights	Holders of the Restricted Notes do not have any appraisal or dissenters’ rights in connection with the exchange offer.

Exchange Agent	U.S. Bank Trust Company, National Association, the trustee (the “Trustee”) under the Indenture (defined below) governing the Notes, is serving as the exchange agent in connection with the exchange offer.

Consequences of Failure to Exchange	If you do not participate or validly tender your Restricted Notes in the exchange offer:

•	you will retain Restricted Notes that are not registered under the 1933 Act and that will continue to be subject to restrictions on transfer that are described in the legend on the Restricted Notes;

•	you will not be able, except in very limited instances, to require us to register your Restricted Notes under the 1933 Act;

•

you will not be able to resell or transfer your Restricted Notes unless they are registered under the 1933 Act or unless you resell or transfer them pursuant to an exemption from registration under the 1933 Act; and

•	the trading market for your Restricted Notes will become more limited to the extent that other holders of Restricted Notes participate in the exchange offer.

Certain Material U.S. Federal Income Tax Considerations	Your exchange of Restricted Notes for Exchange Notes in the exchange offer will not result in any gain or loss to you for United States federal income tax purposes. See “Certain Material U.S. Federal Income Tax Considerations.”

Summary of the Terms of the Exchange Notes

The summary below describes the principal terms of the Exchange Notes. Certain of the terms described below are subject to important limitations and exceptions. The “Description of Exchange Notes” section of this prospectus contains a more detailed description of the terms of the Exchange Notes.

Issuer	Blackstone Private Credit Fund

Notes Offered	$500,000,000 aggregate principal amount of 7.300% Notes due 2028.

$500,000,000 aggregate principal amount of 6.250% Notes due 2031.

Maturity Date	The 7.300% Exchange Notes will mature on November 27, 2028.

The 6.250% Exchange Notes will mature on January 25, 2031.

Ranking	The Exchange Notes will be our general unsecured obligations that rank senior in right of payment to all of our existing and future indebtedness that is expressly subordinated in right of payment to the Exchange Notes. The Exchange Notes will rank equally in right of payment with all of our existing and future senior liabilities that are not so subordinated, effectively junior to any of our secured indebtedness (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness, and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

As of September 30, 2023, our total consolidated indebtedness, at par value, was approximately $23.4 billion, $14.8 billion of which was secured, $8.6 billion of which was unsecured and $13.6 billion of which was indebtedness of our subsidiaries.

Interest and Payment Dates	The 7.300% Notes bear cash interest from November 27, 2023, at an annual rate of 7.300% payable on May 27 and November 27 of each year, beginning on May 27, 2024. The 6.250% Notes bear cash interest from January 25, 2024, at an annual rate of 6.250% payable on January 25 and July 25 of each year, beginning on July 25, 2024. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment.

Optional Redemption

We may redeem some or all of the Notes at our option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of (1)(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes matured on, in the case of the 7.300% Notes, October 27, 2028 (the date falling one month prior to the maturity date of the 7.300% Notes)

and in the case of the 6.250% Notes, November 25, 2030 (the date falling two months prior to the maturity date of the 6.250% Notes) (each a “Par Call Date”)) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using the applicable Treasury Rate plus 50 basis points in the case of the 7.300% Notes and plus 40 basis points in the case of the 6.250% Notes, less (b) interest accrued to the date of redemption, or (2) 100% of the principal amount of the Notes to be redeemed.

On or after the Par Call Date, or at any time before the maturity date of the applicable Notes, as applicable, we may redeem some or all of the 7.300% Notes or 6.250% Notes to be redeemed plus, in each case, accrued and unpaid interest, if any, to, but excluding, the redemption date.

Change of Control; Offer to Repurchase	If a Change of Control Repurchase Event described under “Description of the Exchange Notes—Offer to Repurchase Upon a Change of Control Repurchase Event” occurs, holders of the Exchange Notes will have the right, at their option, to require us to repurchase for cash some or all of the Notes at a repurchase price equal to 100% of the principal amount of the Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date. See “Description of the Exchange Notes—Offer to Repurchase Upon a Change of Control Repurchase Event.”

Use of Proceeds	We will not receive any cash proceeds from the issuance of the Exchange Notes pursuant to the exchange offer. In consideration for issuing the Exchange Notes as contemplated in this prospectus, we will receive in exchange a like principal amount of Restricted Notes, the terms of which are substantially identical to the Exchange Notes. The Restricted Notes surrendered in exchange for the Exchange Notes will be retired and cancelled and cannot be reissued. Accordingly, the issuance of the Exchange Notes will not result in any change in our capitalization. We have agreed to bear the expenses of the exchange offer. No underwriter is being used in connection with the exchange offer.

Book-Entry Form	The Exchange Notes will be issued in book-entry form and will be represented by permanent global certificates deposited with, or on behalf of, DTC, and registered in the name of Cede & Co., as nominee of DTC. Beneficial interests in any of the Exchange Notes will be shown on, and transfers will be effected only through, records maintained by DTC or its nominee, and any such interest may not be exchanged for certificated securities, except in limited circumstances described below. See “Description of Exchange Notes—Book-Entry System.”

Trustee	The Trustee for the Exchange Notes will be U.S. Bank Trust Company, National Association.

Governing Law	The Indenture and the Restricted Notes are, and the Exchange Notes will be, governed by the laws of the State of New York without regard to conflict of laws principles thereof.

Risk Factors	You should refer to the section entitled “Risk Factors” and other information included or incorporated by reference in this prospectus for an explanation of certain risks of investing in the Exchange Notes. See “Risk Factors.”

RISK FACTORS

In addition to the other information included in this prospectus, you should carefully consider the risks described under “Cautionary Statement Regarding Forward-Looking Statements” and under “Risk Factors” set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and any updates to those risks contained in the Company’s subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC, all of which are incorporated by reference in this prospectus, other than as specified, and the following risks before investing in the Exchange Notes.

Risks Related to the Exchange Notes

The Exchange Notes are unsecured and therefore are effectively subordinated to any secured indebtedness we may incur.

The Exchange Notes are not secured by any of our assets or any of the assets of our subsidiaries. As a result, the Exchange Notes are effectively subordinated to any secured indebtedness we or our subsidiaries have outstanding as of the date of this prospectus or that we or our subsidiaries may incur in the future (or any indebtedness that is initially unsecured in respect of which we subsequently grant security) to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and the secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Exchange Notes. As of September 30, 2023, our total consolidated indebtedness, at par value, was approximately $23.4 billion, $14.8 billion of which was secured, $8.6 billion of which was unsecured and $13.6 billion of which was indebtedness of our subsidiaries.

The Exchange Notes are subordinated structurally to the indebtedness and other liabilities of our subsidiaries.

The Exchange Notes are obligations exclusively of the Company and not of any of our subsidiaries. None of our subsidiaries is a guarantor of the Exchange Notes and the Exchange Notes are not required to be guaranteed by any subsidiaries we may acquire or create in the future. As of September 30, 2023, approximately $13.6 billion of the indebtedness required to be consolidated on our balance sheet was held through subsidiary financing vehicles and secured by certain assets of such subsidiaries. Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors, including trade creditors, and holders of preferred stock, if any, of our subsidiaries will have priority over our claims (and therefore the claims of our creditors, including holders of the Exchange Notes) with respect to the assets of such subsidiaries. Even if we were recognized as a creditor of one or more of our subsidiaries, our claims would still be effectively subordinated to any security interests in the assets of any such subsidiary and to any indebtedness or other liabilities of any such subsidiary senior to our claims. Consequently, the Exchange Notes are subordinated structurally to all indebtedness and other liabilities of any of our subsidiaries and any subsidiaries that we may in the future acquire or establish as financing vehicles or otherwise. All of the existing indebtedness of our subsidiaries is structurally senior to the Exchange Notes. In addition, our subsidiaries may incur substantial additional indebtedness in the future, all of which would be structurally senior to the Exchange Notes.

A downgrade, suspension or withdrawal of the credit rating assigned by a rating agency to us or the Exchange Notes, if any, could cause the liquidity or market value of the Exchange Notes to decline significantly.

Our credit ratings are an assessment by rating agencies of our ability to pay our debts when due. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of the Exchange Notes. These credit ratings may not reflect the potential impact of risks relating to the structure or marketing of the Exchange Notes. Credit ratings are not a recommendation to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. Neither we nor any initial purchaser undertakes any obligation to maintain our credit ratings or to advise holders of the Exchange Notes of any changes in our credit ratings.

The Exchange Notes are rated by Moody’s Investors Service (“Moody’s”) and S&P Global Ratings Services (“S&P”). There can be no assurance that their respective credit ratings will remain for any given period of time or that such credit ratings will not be lowered or withdrawn entirely by the applicable ratings agency if in its judgment future circumstances relating to the basis of the credit rating, such as adverse changes in our business, financial condition and results of operations, so warrant.

An increase in market interest rates could result in a decrease in the market value of the Exchange Notes.

The condition of the financial markets and prevailing interest rates have fluctuated in the past and are likely to fluctuate in the future, which could have an adverse effect on the market prices of the Exchange Notes. In general, as market interest rates rise, debt securities bearing interest at fixed rates of interest decline in value. Consequently, if you purchase Exchange Notes bearing interest at fixed rates and market interest rates increase, the market values of those Exchange Notes may decline. We cannot predict the future level of market interest rates.

The Indenture governing the Exchange Notes contains limited protection for holders of the Exchange Notes.

The Indenture governing the Exchange Notes offers limited protection to holders of the Exchange Notes. The terms of the Indenture and the Exchange Notes do not restrict our or any of our subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have an adverse impact on your investment in the Exchange Notes. In particular, the terms of the Indenture and the Exchange Notes do not place any restrictions on our or our subsidiaries’ ability to:

•

issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the Exchange Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the Exchange Notes to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore is structurally senior to the Exchange Notes and (4) securities, indebtedness or obligations issued or incurred by our subsidiaries that would be senior to our equity interests in our subsidiaries and therefore rank structurally senior to the Exchange Notes with respect to the assets of our subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) of the 1940 Act as modified by Section 61(a)(1) and (2) of the 1940 Act or any successor provisions, as such obligations may be amended or superseded, giving effect to any exemptive relief granted to us by the SEC;

•	pay distributions on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the Exchange Notes;

•	sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);

•	enter into transactions with affiliates;

•	create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;

•	make investments; or

•	create restrictions on the payment of distributions or other amounts to us from our subsidiaries.

In addition, the terms of the Indenture and the Exchange Notes do not protect holders of the Exchange Notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow or liquidity other than as described under “Description of the Exchange Notes—Events of Default” in this prospectus.

Our ability to recapitalize, incur additional debt and take a number of other actions are not limited by the terms of the Exchange Notes and may have important consequences for you as a holder of the Exchange Notes, including making it more difficult for us to satisfy our obligations with respect to the Exchange Notes or negatively affecting the trading value of the Exchange Notes.

Other debt we issue or incur in the future could contain more protections for its holders than the Indenture and the Exchange Notes, including additional covenants and events of default. See “Risk Factors—Risks Related to Debt Financing—We borrow money, which magnifies the potential for loss on amounts invested in us and may increase the risk of investing in us. Borrowed money may also adversely affect the return on our assets, reduce cash available for debt service, and result in losses” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which is incorporated by reference herein. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the Exchange Notes.

The optional redemption provision may materially adversely affect your return on the Exchange Notes.

The Exchange Notes are redeemable in whole or in part upon certain conditions at any time or from time to time at our option. We may choose to redeem the Exchange Notes at times when prevailing interest rates are lower than the interest rate paid on the Exchange Notes. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the Exchange Notes being redeemed.

There is currently no public market for the Exchange Notes. If an active trading market for the Exchange Notes does not develop or is not maintained, you may not be able to sell them.

The Exchange Notes are a new issue of debt securities for which there currently is no trading market. We do not currently intend to apply for listing of the Exchange Notes on any securities exchange or for quotation of the Exchange Notes on any automated dealer quotation system. If no active trading market develops, you may not be able to resell your Exchange Notes at their fair market value or at all. If the Exchange Notes are traded after their initial issuance, they may trade at a discount from their initial offering price depending on prevailing interest rates, the market for similar securities, our credit ratings, general economic conditions, our financial condition, performance and prospects and other factors. Certain of the initial purchasers in the private offerings of the outstanding Restricted Notes have advised us that they intend to make a market in the Exchange Notes as permitted by applicable laws and regulations; however, the initial purchasers are not obligated to make a market in any of the Exchange Notes, and they may discontinue their market-making activities at any time without notice. Accordingly, we cannot assure you that an active and liquid trading market will develop or continue for the Exchange Notes, that you will be able to sell your Exchange Notes at a particular time or that the price you receive when you sell will be favorable. To the extent an active trading market does not develop, the liquidity and trading price for the Exchange Notes may be harmed. Accordingly, you may be required to bear the financial risk of an investment in the Exchange Notes for an indefinite period of time.

We may not be able to repurchase the Exchange Notes upon a Change of Control Repurchase Event.

We may not be able to repurchase the Exchange Notes upon a Change of Control Repurchase Event because we may not have sufficient funds. Upon a Change of Control Repurchase Event, holders of the Exchange Notes may require us to repurchase for cash some or all of the Exchange Notes at a repurchase price equal to 100% of the aggregate principal amount of the Exchange Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date. Our failure to purchase such tendered Exchange Notes upon the occurrence of such Change of Control Repurchase Event would cause an event of default under the Indenture governing the Exchange Notes and a cross-default under the agreements governing certain of our other indebtedness, which may result in the acceleration of such indebtedness requiring us to repay that indebtedness immediately. If a Change of Control Repurchase Event were to occur, we may not have sufficient funds to repay any such accelerated indebtedness and/

or to make the required repurchase of the Exchange Notes. See “Description of the Exchange Notes—Offer to Repurchase Upon a Change of Control Repurchase Event” in this prospectus for additional information.

FATCA withholding may apply to payments to certain foreign entities.

Payments made under the Exchange Notes to a foreign financial institution or non-financial foreign entity (including such an institution or entity acting as an intermediary) may be subject to a U.S. withholding tax of 30% under U.S. Foreign Account Tax Compliance Act provisions of the Code (commonly referred to as “FATCA”). This withholding tax may apply to certain payments of interest on the Exchange Notes unless the foreign financial institution or non-financial foreign entity complies with certain information reporting, withholding, identification, certification and related requirements imposed by FATCA. You should consult your own tax advisors regarding FATCA and how it may affect your investment in the Exchange Notes.

Risks Related to the Exchange Offer

If you fail to exchange your Restricted Notes, they will continue to be restricted securities and may become less liquid.

Restricted Notes that you do not validly tender or that we do not accept will, following the exchange offer, continue to be restricted securities, and you may not offer to sell them except under an exemption from, or in a transaction not subject to, the 1933 Act and applicable state securities laws. We will issue the Exchange Notes in exchange for the Restricted Notes in the exchange offer only following the satisfaction of the procedures and conditions set forth in “The Exchange Offer—Procedures for Tendering Restricted Notes.” Because we anticipate that most holders of the Restricted Notes will elect to exchange their outstanding Restricted Notes, we expect that the liquidity of the market for the Restricted Notes remaining after the completion of the exchange offer will be substantially limited, which may have an adverse effect upon and increase the volatility of the market price of the outstanding Restricted Notes. Any Restricted Notes tendered and exchanged in the exchange offer will reduce the aggregate principal amount of the outstanding Restricted Notes at maturity. Further, following the exchange offer, if you did not exchange your Restricted Notes, you generally will not have any further registration rights, and Restricted Notes will continue to be subject to certain transfer restrictions.

Broker-dealers may need to comply with the registration and prospectus delivery requirements of the 1933 Act.

Any broker-dealer that (1) exchanges its Restricted Notes in the exchange offer for the purpose of participating in a distribution of the Exchange Notes or (2) resells Exchange Notes that were received by it for its own account in the exchange offer may be deemed to have received restricted securities and will be required to comply with the registration and prospectus delivery requirements of the 1933 Act in connection with any resale transaction by that broker-dealer. Any profit on the resale of the Exchange Notes and any commission or concessions received by a broker-dealer may be deemed to be underwriting compensation under the 1933 Act.

You may not receive the Exchange Notes in the exchange offer if the exchange offer procedures are not validly followed.

We will issue the Exchange Notes in exchange for your Restricted Notes only if you validly tender such Restricted Notes before expiration of the exchange offer. Neither we nor the exchange agent is under any duty to give notification of defects or irregularities with respect to the tenders of the Restricted Notes for exchange. If you are the beneficial holder of Restricted Notes that are held through your broker, dealer, commercial bank, trust company or other nominee, and you wish to tender such Restricted Notes in the exchange offer, you should promptly contact the person through whom your Restricted Notes are held and instruct that person to tender the Restricted Notes on your behalf.

USE OF PROCEEDS

We will not receive any cash proceeds from the issuance of the Exchange Notes pursuant to the exchange offer. In consideration for issuing the Exchange Notes as contemplated in this prospectus, we will receive in exchange a like principal amount of Restricted Notes, the terms of which are substantially identical to the Exchange Notes. The Restricted Notes surrendered in exchange for the Exchange Notes will be retired and cancelled and cannot be reissued. Accordingly, the issuance of the Exchange Notes will not result in any change in our capitalization. We have agreed to bear the expenses of the exchange offer. No underwriter is being used in connection with the exchange offer.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus, including the documents we incorporate by reference herein, contains forward-looking statements that involve substantial risks and uncertainties. Such statements involve known and unknown risks, uncertainties and other factors and undue reliance should not be placed thereon. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about us, our current and prospective portfolio investments, our industry, our beliefs and opinions, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” “outlook,” “potential,” “predicts” and variations of these words and similar expressions are intended to identify forward-looking statements. The forward-looking statements in this prospectus, including the documents incorporated by reference herein, and any applicable prospectus supplement or free writing prospectus, including the documents we incorporate by reference therein, are excluded from the safe harbor protection provided by Section 27A of the 1933 Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•	our future operating results;

•	our business prospects and the prospects of the companies in which we may invest;

•	the impact of the investments that we expect to make;

•	our ability to raise sufficient capital and repurchase shares to execute our investment strategy;

•	general economic, logistical and political trends and other external factors, including inflation and recent supply chain and labor market disruptions;

•	the ability of our portfolio companies to achieve their objectives;

•	our current and expected financing arrangements and investments;

•	changes in the general interest rate environment;

•	the adequacy of our cash resources, financing sources and working capital;

•	the timing and amount of cash flows, distributions and dividends, if any, from our portfolio companies;

•	our contractual arrangements and relationships with third parties;

•	risks associated with the demand for liquidity under our share repurchase program and the Board’s continued approval of quarterly tender offers;

•	actual and potential conflicts of interest with the Adviser or any of its affiliates;

•	the elevating levels of inflation, and its impact on our portfolio companies and on the industries in which we invest;

•	the dependence of our future success on the general economy and its effect on the industries in which we may invest;

•

our use of financial leverage, including the use of borrowed money to finance a portion of our investments and the effect of the COVID-19 pandemic on the availability of equity and debt capital on favorable terms or at all;

•	our business prospects and the prospects of our portfolio companies, including our and their ability to effectively respond to challenges posed by COVID-19;

•	the ability of the Adviser to source suitable investments for us and to monitor and administer our investments;

•	the impact of future acquisitions and divestitures;

•	the ability of the Adviser or its affiliates to attract and retain highly talented professionals;

•	general price and volume fluctuations in the stock market;

•	our ability to maintain our qualification as a regulated investment company and as a BDC;

•	the impact on our business of U.S. and international financial reform legislation, rules and regulations;

•	the effect of changes to tax legislation and our tax position; and

•	the tax status of the enterprises in which we may invest.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in the section entitled “Risk Factors” in this prospectus and in the documents we incorporate by reference.

Discussions containing these forward-looking statements may be found in the sections titled “Business,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” incorporated by reference from the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and Quarterly Reports on Form 10-Q of the Company, as well as any amendments filed with the SEC. We discuss in greater detail, and incorporate by reference into this prospectus in their entirety, many of these risks and uncertainties in the sections titled “Risk Factors” in this prospectus, and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and the Company’s subsequent Quarterly Reports on Form 10-Q. These projections and forward-looking statements apply only as of the date of this prospectus. Moreover, we assume no duty and do not undertake to update the forward-looking statements, except as required by applicable law. These forward-looking statements apply only as of the date of this report. Moreover, we assume no duty and do not undertake to update the forward-looking statements, except as required by applicable law.

THE EXCHANGE OFFER

Purpose and Effect of the Exchange Offer

We issued $500,000,000 aggregate principal amount of the 7.300% Restricted Notes and $500,000,000 aggregate principal amount of the 6.250% Restricted Notes in transactions not requiring registration under the 1933 Act on November 27, 2023 and January 25, 2024, respectively.

The 7.300% Restricted Notes were issued, and the 7.300% Exchange Notes will be issued, pursuant to a base indenture dated as of September 15, 2021 (the “Base Indenture”), and the eleventh supplemental indenture, dated as of November 27, 2023, to the Base Indenture (the “Eleventh Supplemental Indenture,”) between us and U.S. Bank Trust Company, National Association as Trustee (the “Trustee”). The 6.250% Restricted Notes were issued, and the 6.250% Exchange Notes will be issued, pursuant to the Base Indenture and the twelfth supplemental indenture, dated as of January 25, 2024, to the Base Indenture (the “Twelfth Supplemental Indenture” and, together with the Base Indenture and the Eleventh Supplemental Indenture, the “Indenture”) between us and the Trustee.

In connection with such Restricted Notes issuances, we entered into registration rights agreements, which require that we file this registration statement under the 1933 Act with respect to the Exchange Notes to be issued in the exchange offer and, upon the effectiveness of this registration statement, offer to you the opportunity to exchange your Restricted Notes for a like principal amount of Exchange Notes.

Under each registration rights agreement, we agreed, for the benefit of the holders of the Restricted Notes, to use commercially reasonable efforts to:

•

file the Exchange Offer Registration Statement with respect to a registered offer to exchange the Restricted Notes for the Exchange Notes having terms substantially identical to the Restricted Notes being exchanged, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a registration default;

•

cause the Exchange Offer Registration Statement to become effective and continuously effective, supplemented and amended, for a period ending on the earlier of (i) 180 days from the date on which the Exchange Offer Registration Statement becomes or is declared effective and (ii) the date on which a broker-dealer registered under the 1933 Act is no longer required to deliver a prospectus in connection with market-making or other trading activities; and

•

cause the exchange offer to be consummated on the earliest practicable date after the Exchange Offer Registration Statement has become or been declared effective, but in no event later than 365 days after the initial issuance of the Restricted Notes (or if such 365th day is not a business day, the next succeeding business day).

We also agreed to keep the Exchange Offer Registration Statement effective for not less than the minimum period required under applicable federal and state securities laws to consummate the exchange offer; provided, however, that in no event shall such period be less than 20 business days after the commencement of the exchange offer. If there is a Registration Default, the interest rate borne by the affected series of Restricted Notes will increase by 0.25% per annum and will increase by an additional 0.25% per annum on the principal amount of Notes with respect to each subsequent 90-day period, up to a maximum of additional interest of 0.50% per annum. Additional Interest due pursuant to Registration Defaults will be paid in cash on the relevant interest payment date to holders of record on the relevant regular record dates. Following the cure of all Registration Defaults relating to any particular Restricted Notes, the interest rate borne by the Restricted Notes will be reduced to the original interest rate borne by Restricted Notes; provided, however, that, if after any such reduction in interest rate, a different Registration Default occurs, the interest rate borne by the relevant Restricted Notes will again be increased pursuant to the foregoing provisions.

If the Company is not able to effect the exchange offer, the Company will be obligated to file a shelf registration statement covering the resale of the Notes and use its commercially reasonable efforts to cause such registration statement to be declared effective.

The Exchange Notes will be issued without a restrictive legend, and except as set forth below, you may resell or otherwise transfer them without registration under the 1933 Act. After we complete the exchange offer, our obligation to register the exchange of Exchange Notes for Restricted Notes will terminate. A copy of each registration rights agreement has been filed as an exhibit to the registration statement of which this prospectus is a part.

Based on interpretations by the staff of the SEC set forth in no-action letters issued to third parties unrelated to us, including Exxon Capital Holdings Corp., SEC no-action letter (April 13, 1988), Morgan, Stanley & Co. Inc., SEC no-action letter (June 5, 1991) and Shearman & Sterling, SEC no-action letter (July 2, 1993), subject to the limitations described in the succeeding three paragraphs, we believe that you may resell or otherwise transfer the Exchange Notes issued to you in the exchange offer without compliance with the registration and prospectus delivery requirements of the 1933 Act. Our belief, however, is based on your representations to us that:

•	you are acquiring the Exchange Notes in the ordinary course of your business;

•	you are not engaging in and do not intend to engage in a distribution of the Exchange Notes;

•	you do not have an arrangement or understanding with any person or entity to participate in the distribution of the Exchange Notes;

•	you are not our “affiliate” as that term is defined in Rule 405 under the 1933 Act;

•	you are not a broker-dealer tendering Restricted Notes acquired directly from us for your own account; and

•	you are not acting on behalf of any person that could not truthfully make these representations.

If you cannot make the representations described above, you may not participate in the exchange offer, you may not rely on the staff’s interpretations discussed above, and you must, in the absence of an exemption therefrom, comply with registration and the prospectus delivery requirements of the 1933 Act in order to resell your Restricted Notes.

Each broker-dealer that receives Exchange Notes for its own account in the exchange offer for Restricted Notes that were acquired as a result of market-making or other trading activities must acknowledge that it will comply with the prospectus delivery requirements of the 1933 Act in connection with any resale or other transfer of the Exchange Notes received in the exchange offer. See “Plan of Distribution.”

We have not asked the staff for a no-action letter in connection with the exchange offer, however, and we cannot assure you that the staff would make a similar determination with respect to the exchange offer.

If you are not eligible to participate in the exchange offer, you can elect to have your Restricted Notes registered for resale on a “shelf” registration statement pursuant to Rule 415 under the 1933 Act. In the event that we are obligated to file a shelf registration statement, we will be required to use commercially reasonable efforts to keep the shelf registration statement effective for so long as such Restricted Notes remain registrable securities under the applicable registration rights agreement. Other than as set forth in this paragraph, you will not have the right to require us to register your Restricted Notes under the 1933 Act. See “—Procedures for Tendering Restricted Notes.”

Consequences of Failure to Exchange

If you do not participate or validly tender your Restricted Notes in the exchange offer:

•

you will retain your Restricted Notes that are not registered under the 1933 Act and they will continue to be subject to restrictions on transfer that are described in the legend on the Restricted Notes;

•

you will not be able to require us to register your Restricted Notes under the 1933 Act unless, as set forth above, you do not receive freely tradable Exchange Notes in the exchange offer or are not eligible to participate in the exchange offer, and we are obligated to file a shelf registration statement;

•

you will not be able to resell or otherwise transfer your Restricted Notes unless they are registered under the 1933 Act or unless you offer to resell or transfer them pursuant to an exemption under the 1933 Act; and

•	the trading market for your Restricted Notes will become more limited to the extent that other holders of Restricted Notes participate in the exchange offer.

Terms of the Exchange Offer

Upon the terms and subject to the conditions set forth in this prospectus and in the accompanying letter of transmittal, we will accept any and all Restricted Notes validly tendered and not withdrawn prior to 11:59 p.m., New York City time, on the expiration date of the exchange offer. We will issue $1,000 principal amount of the Exchange Notes in exchange for each $1,000 principal amount of the Restricted Notes accepted in the exchange offer. You may tender some or all of your Restricted Notes pursuant to the exchange offer; however, Restricted Notes may be tendered only in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The Exchange Notes issued to you in the exchange offer will be delivered by credit to the accounts at DTC of the applicable DTC participants.

The form and terms of the Exchange Notes are substantially identical to those of the Restricted Notes, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a registration default. In addition, the Exchange Notes will bear a different CUSIP number than the Restricted Notes (except for Restricted Notes sold pursuant to the shelf registration statement described above). The Exchange Notes will be issued under and entitled to the benefits of the same indenture that authorized the issuance of the Restricted Notes.

As of the date of this prospectus, $500,000,000 aggregate principal amount of the 7.300% Restricted Notes and $500,000,000 aggregate principal amount of the 6.250% Restricted Notes are outstanding and registered in the name of Cede & Co., as nominee for DTC. This prospectus, together with the letter of transmittal, is being sent to the registered holder and to others believed to have beneficial interests in the Restricted Notes. We intend to conduct the exchange offer in accordance with the applicable requirements of the Exchange Act and the rules and regulations of the SEC promulgated under the Exchange Act.

We will be deemed to have accepted validly tendered Restricted Notes if and when we have given oral (any such oral notice to be promptly confirmed in writing) or written notice of our acceptance to U.S. Bank Trust Company, National Association, the exchange agent for the exchange offer. The exchange agent will act as our agent for the purpose of receiving from us the Exchange Notes for the tendering noteholders. If we do not accept any tendered Restricted Notes because of an invalid tender, the occurrence of certain other events set forth in this prospectus or otherwise, we will return such Restricted Notes by credit to the accounts at DTC of the applicable DTC participants, without expense, to the tendering noteholder as promptly as practicable after the expiration date of the exchange offer.

You will not be required to pay brokerage commissions or fees or transfer taxes, except as set forth under “—Transfer Taxes,” with respect to the exchange of your Restricted Notes in the exchange offer. We will pay all charges and expenses, other than certain applicable taxes, in connection with the exchange offer. See “—Fees and Expenses.”

Expiration Date; Extension; Amendment

The expiration date for the exchange offer will be 11:59 p.m., New York City time, on,    2024, unless we determine, in our sole discretion, to extend the exchange offer, in which case it will expire at the later date and time to which it is extended. We do not currently intend to extend the exchange offer, however, although we reserve the right to do so. If we extend the exchange offer, we may delay acceptance of any Restricted Notes by giving oral (any such oral notice to be promptly confirmed in writing) or written notice of the extension to the exchange agent and give each registered holder of Restricted Notes notice by means of a press release or other public announcement of any extension prior to 9:00 a.m., New York City time, on the next business day after the scheduled expiration date.

We also reserve the right, in our sole discretion:

•	to accept tendered Restricted Notes upon the expiration of the exchange offer, and extend the exchange offer with respect to untendered Restricted Notes;

•

subject to applicable law, to delay accepting any Restricted Notes, to extend the exchange offer or to terminate the exchange offer if, in our reasonable judgment, any of the conditions set forth under “—Conditions” have not been satisfied or waived, to terminate the exchange offer by giving oral (any such oral notice to be promptly confirmed in writing) or written notice of such delay or termination to the exchange agent; or

•	to amend or waive the terms and conditions of the exchange offer in any manner by complying with Rule 14e-l(d) under the Exchange Act, to the extent that rule applies.

We will notify you as promptly as we can of any extension, termination or amendment. In addition, we acknowledge and undertake to comply with the provisions of Rule 14e-l(c) under the Exchange Act, which requires us to issue the Exchange Notes, or return the Restricted Notes tendered for exchange, promptly after the termination or withdrawal of the exchange offer.

Procedures for Tendering Restricted Notes

The Restricted Notes are represented by global securities without interest coupons in fully registered form, registered in the name of Cede & Co., as nominee for DTC. Beneficial interests in the global securities are held by direct or indirect participants in DTC through certificateless depositary interests and are shown on, and transfers of these interests are effected only through, records maintained in book-entry form by DTC with respect to its participants. You are not entitled to receive certificated Restricted Notes in exchange for your beneficial interest in these global securities except in limited circumstances described in “Description of the Exchange Notes—Book-Entry System.”

Accordingly, you must tender your Restricted Notes pursuant to DTC’s ATOP procedures. As the DTC’s ATOP system is the only method of processing exchange offers through DTC, you must instruct a participant in DTC to transmit to the exchange agent on or prior to the expiration date for the exchange offer a computer-generated message transmitted by means of the ATOP system and received by the exchange agent and forming a part of a confirmation of book-entry transfer, in which you acknowledge and agree to be bound by the terms of the letter of transmittal, instead of sending a signed, hard copy letter of transmittal. DTC is obligated to communicate those electronic instructions to the exchange agent. To tender Restricted Notes through the ATOP system, the electronic instructions sent to DTC and transmitted by DTC to the exchange agent must contain the character by which the participant acknowledges its receipt of, and agrees to be bound by, the letter of transmittal, including the representations to us described above under “—Purpose and Effect of the Exchange Offer,” and be received by the exchange agent prior to 11:59 p.m., New York City time, on the expiration date.

If you hold Restricted Notes through a broker, dealer, commercial bank, trust company, other financial institution or other nominee, each referred to herein as an “intermediary,” and you wish to tender your Restricted Notes, you should contact such intermediary promptly and instruct such intermediary to tender on your behalf. So long as the Restricted Notes are in book-entry form represented by global securities, Restricted Notes may only be tendered by your intermediary pursuant to DTC’s ATOP procedures.

If you tender a Restricted Note and you do not properly withdraw the tender prior to the expiration date, you will have made an agreement with us to participate in the exchange offer in accordance with the terms and subject to the conditions set forth in this prospectus and in the letter of transmittal.

We will determine, in our sole discretion, all questions regarding the validity, form, eligibility, including time of receipt, acceptance and withdrawal of tendered Restricted Notes. Our determination will be final and binding. We reserve the absolute right to reject any and all Restricted Notes not validly tendered or any Restricted Notes our acceptance of which would, in the opinion of our counsel, be unlawful. We also reserve the right to waive any defects, irregularities or conditions of tender as to certain Restricted Notes. Our interpretation of the terms and conditions of the exchange offer, including the instructions in the letter of transmittal, will be final and binding on all parties.

You must cure any defects or irregularities in connection with tenders of your Restricted Notes within the time period that we determine unless we waive that defect or irregularity. Although we intend to notify you of defects or irregularities with respect to your tender of Restricted Notes, neither we, the exchange agent nor any other person will incur any liability for failure to give this notification. Your tender will not be deemed to have been made and your Restricted Notes will be returned to you unless otherwise provided in the letter of transmittal, as soon as practicable following the expiration of the exchange offer, if:

•	you invalidly tender your Restricted Notes;

•	you have not cured any defects or irregularities in your tender; and

•	we have not waived those defects, irregularities or invalid tender.

•	In addition, we reserve the right in our sole discretion to:

•	purchase or make offers for, or offer Exchange Notes for, any Restricted Notes that remain outstanding subsequent to the expiration of the exchange offer;

•	terminate the exchange offer; and

•	to the extent permitted by applicable law, purchase Restricted Notes in the open market, in privately negotiated transactions or otherwise.

The terms of any of these purchases of or offers for Restricted Notes could differ from the terms of the exchange offer.

In all cases, the issuance of Exchange Notes for Restricted Notes that are accepted for exchange in the exchange offer will be made only after timely receipt by the exchange agent of a timely book-entry confirmation of your Restricted Notes into the exchange agent’s account at DTC, a computer-generated message instead of the Letter of Transmittal, and all other required documents. If any tendered Restricted Notes are not accepted for any reason set forth in the terms and conditions of the exchange offer or if Restricted Notes are submitted for a greater principal amount than you indicate your desire to exchange, the unaccepted or non-exchanged Restricted Notes, or Restricted Notes in substitution therefor, will be returned without expense to you by credit to the accounts at DTC of the applicable DTC participant, as promptly as practicable after rejection of tender or the expiration or termination of the exchange offer.

Book-Entry Transfer

The exchange agent will make a request to establish an account with respect to the Restricted Notes at DTC for purposes of the exchange offer after the date of this prospectus, and any financial institution that is a participant in DTC’s systems may make book-entry delivery of Restricted Notes being tendered by causing DTC to transfer such Restricted Notes into the exchange agent’s account at DTC in accordance with DTC’s procedures for transfer.

Any DTC participant wishing to tender Restricted Notes in the exchange offer (whether on its own behalf or on behalf of the beneficial owner of Restricted Notes) should transmit its acceptance to DTC sufficiently far in advance of the expiration of the exchange offer so as to permit DTC to take the following actions prior to 11:59 p.m., New York City time, on the expiration date. DTC will verify such acceptance, execute a book-entry transfer of the tendered Restricted Notes into the exchange agent’s account at DTC and then send to the exchange agent a confirmation of such book-entry transfer. The confirmation of such book-entry transfer will include a confirmation that such DTC participant acknowledges and agrees (on behalf of itself and on behalf of any beneficial owner of the applicable Restricted Notes) to be bound by the letter of transmittal. All of the foregoing, together with any other required documents, must be delivered to and received by the exchange agent prior to 11:59 p.m., New York City time, on the expiration date.

No Guaranteed Delivery Procedures

Guaranteed delivery procedures are not available in connection with the exchange offer.

Withdrawal Rights

You may withdraw tenders of your Restricted Notes at any time prior to 11:59 p.m., New York City time, on the expiration date of the exchange offer.

For your withdrawal to be effective, the exchange agent must receive an electronic ATOP transmission of the notice of withdrawal at its address set forth below under “—Exchange Agent,” prior to 11:59 p.m., New York City time, on the expiration date.

The notice of withdrawal must:

•	specify the name and DTC account number of the DTC participant that tendered such Restricted Notes;

•	specify the principal amount of Restricted Notes to be withdrawn;

•	specify the name and account number of the DTC participant to which the withdrawn Restricted Notes should be credited; and

•	contain a statement that the holder is withdrawing its election to have the Restricted Notes exchanged.

We will determine all questions regarding the validity, form and eligibility, including time of receipt, of withdrawal notices. Our determination will be final and binding on all parties. Any Restricted Notes that have been withdrawn will be deemed not to have been validly tendered for exchange for purposes of the exchange offer. Any Restricted Notes that have been tendered for exchange but that are withdrawn and not exchanged will be returned by credit to the account at DTC of the applicable DTC participant without cost as soon as practicable after withdrawal. Properly withdrawn Restricted Notes may be retendered by following one of the procedures described under “—Procedures for Tendering Restricted Notes” above at any time on or prior to 11:59 p.m., New York City time, on the expiration date.

No Appraisal or Dissenters’ Rights

You do not have any appraisal or dissenters’ rights in connection with the exchange offer.

Conditions

Notwithstanding any other provision of the exchange offer, and subject to our obligations under the related registration rights agreement, we will not be required to accept for exchange, or to issue Exchange Notes in exchange for, any Restricted Notes and may terminate or amend the exchange offer, if at any time before the acceptance of any Restricted Notes for exchange any one of the following events occurs:

•	any injunction, order or decree has been issued by any court or any governmental agency that would prohibit, prevent or otherwise materially impair our ability to complete the exchange offer; or

•	the exchange offer violates any applicable law or any applicable interpretation of the staff of the SEC.

These conditions are for our sole benefit, and we may assert them regardless of the circumstances giving rise to them, subject to applicable law. We also may waive in whole or in part at any time and from time to time any particular condition in our sole discretion. If we waive a condition, we may be required, in order to comply with applicable securities laws, to extend the expiration date of the exchange offer. Our failure at any time to exercise any of the foregoing rights will not be deemed a waiver of these rights, and these rights will be deemed ongoing rights which may be asserted at any time and from time to time.

In addition, we will not accept for exchange any Restricted Notes validly tendered, and no Exchange Notes will be issued in exchange for any tendered Restricted Notes, if, at the time the Restricted Notes are tendered, any stop order is threatened by the SEC or in effect with respect to the registration statement of which this prospectus is a part or the qualification of the Indenture under the Trust Indenture Act of 1939, as amended.

The exchange offer is not conditioned on any minimum principal amount of Restricted Notes being tendered for exchange.

Exchange Agent

We have appointed U.S. Bank Trust Company, National Association as exchange agent for the exchange offer. Questions, requests for assistance and requests for additional copies of this prospectus, the Letter of Transmittal and other related documents should be directed to the exchange agent addressed as follows:

U.S. Bank Trust Company, National Association, as Exchange Agent

By Registered or Certified Mail, Overnight Delivery on or before

11:59 p.m. New York City Time on the Expiration Date:

U.S. Bank Trust Company, National Association

Attn: Corporate Actions

111 Fillmore Avenue

St. Paul, MN 55107-1402

For Information or Confirmation by Telephone Call:

(800) 934-6802

By Email or Facsimile Transmission (for Eligible Institutions only):

Email: cts.specfinance@usbank.com

Facsimile: (651) 466-7367

DELIVERY OF A LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF SUCH LETTER OF TRANSMITTAL VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

The exchange agent also acts as the Trustee under the Indenture.

Fees and Expenses

We will not pay brokers, dealers or others soliciting acceptances of the exchange offer. The principal solicitation is being made by mail. Additional solicitations, however, may be made in person, by email or by telephone by our officers and employees.

We will pay the estimated cash expenses to be incurred in connection with the exchange offer. These are estimated in the aggregate to be approximately $200,000, which includes fees and expenses of the exchange agent and accounting, legal, printing and related fees and expenses.

Transfer Taxes

You will not be obligated to pay any transfer taxes in connection with a tender of your Restricted Notes unless Exchange Notes are to be registered in the name of, or Restricted Notes (or any portion thereof) not tendered or not accepted in the exchange offer are to be returned to, a person other than the registered tendering holder of the Restricted Notes, in which event the registered tendering holder will be responsible for the payment of any applicable transfer tax. In addition, tendering holders will be responsible for any transfer tax imposed for any reason other than the transfer of Restricted Notes to, or upon the order of, the Company pursuant to the exchange offer.

Accounting Treatment

We will not recognize any gain or loss for accounting purposes upon the consummation of the exchange offer. We will amortize the expense of the exchange offer over the term of the Exchange Notes under generally accepted accounting principles in the United States of America (“GAAP”).

DESCRIPTION OF THE EXCHANGE NOTES

We issued the 7.300% Restricted Notes, and will issue the 7.300% Exchange Notes, under the Base Indenture and the Eleventh Supplemental Indenture. We issued the 6.250% Restricted Notes, and will issue the 6.250% Exchange Notes, under the Base Indenture and the Twelfth Supplemental Indenture. The following description is a summary of the material provisions of the Indenture. It does not restate the Indenture in its entirety. We urge you to read the Indenture, a copy of which is filed as an exhibit to the registration statement of which this prospectus forms a part, because it, and not this description, defines your rights as holders of the Notes.

Capitalized terms used but not otherwise defined herein will have the meanings given to them in the Notes or the Indenture, as applicable.

The registered holder of a Note will be treated as the owner of it for all purposes. Only registered holders will have rights under the Indenture.

General

The Restricted Notes are, and the Exchange Notes will be, our general senior unsecured obligations ranking equally in right of payment with all of our other senior unsecured indebtedness from time to time outstanding. The 7.300% Notes and the 6.250% Notes will mature on November 27, 2028 and January 25, 2031, respectively, unless previously redeemed or repurchased in full by us as provided below under “—Optional Redemption” or “—Offer to Repurchase Upon a Change of Control Repurchase Event.” The Exchange Notes and the Restricted Notes that remain outstanding after the exchange offer will be a single series under the Indenture.

The 7.300% Restricted Notes bear, and the 7.300% Exchange Notes will bear, cash interest at the rate of 7.300% per annum from November 27, 2023 to the stated maturity or date of earlier redemption. Interest on the 7.300% Notes will be payable semi-annually in arrears on each of May 27 and November 27, commencing May 27, 2024 (if an interest payment date falls on a day that is not a business day, then the applicable interest payment will be made on the next succeeding business day and no additional interest will accrue as a result of such delayed payment), to the persons in whose names such notes were registered at the close of business on the immediately preceding May 12 and November 12 (whether or not a business day), respectively.

The 6.250% Restricted Notes bear, and the 6.250% Exchange Notes will bear, cash interest at the rate of 6.250% per annum from January 25, 2024 to the stated maturity or date of earlier redemption. Interest on the 6.250% Notes will be payable semi-annually in arrears on each of January 25 and July 25, commencing July 25, 2024 (if an interest payment date falls on a day that is not a business day, then the applicable interest payment will be made on the next succeeding business day and no additional interest will accrue as a result of such delayed payment), to the persons in whose names such notes were registered at the close of business on the immediately preceding January 10 and July 10 (whether or not a business day), respectively.

Interest payments in respect of the Notes will equal the amount of interest accrued from and including the immediately preceding interest payment date in respect of which interest has been paid or duly provided for (or from and including the date of issue, if no interest has been paid or duly provided for with respect to the Notes), to, but excluding, the applicable interest payment date or stated maturity date or date of early redemption, as the case may be. Interest on the Notes will be computed on the basis of a 360-day year comprised of twelve 30-day months.

If an interest payment date or the stated maturity date or date of early redemption of the Notes falls on a Saturday, Sunday or other day on which banking institutions in The City of New York are authorized or obligated by law or executive order to close, the required payment due on such date will instead be made on the next business day. No further interest will accrue as a result of such delayed payment.

We issued the 7.300% Restricted Notes in an aggregate principal amount of $500 million and the 6.250% Restricted Notes in an aggregate principal amount of $500 million on November 27, 2023 and January 25, 2024, respectively, in transactions not requiring registration under the 1933 Act.

The Indenture does not limit the aggregate principal amount of the debt securities which we may issue thereunder and provides that we may issue debt securities thereunder from time to time in one or more series. We may, without the consent of the holders of the Notes, issue additional Notes (in any such case, other than any Exchange Notes, “Additional Notes”) under the Indenture with the same ranking and the same interest rate, maturity and other terms as the Notes of a series; provided that, if such Additional Notes are not fungible with the Notes of the applicable series (or any other tranche of Additional Notes) for U.S. federal income tax purposes, then such Additional Notes will have different CUSIP numbers from the Notes of such series (and any such other tranche of Additional Notes). Any Additional Notes and the existing Notes of a series will constitute a single series under the Indenture and all references to the relevant Notes herein will include the Additional Notes unless the context otherwise requires.

We do not intend to list the Notes on any securities exchange or any automated dealer quotation system.

The Notes will be issued only in fully registered form without coupons in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. The Notes may be presented for transfer (duly endorsed or accompanied by a written instrument of transfer, if so required by us or the security registrar) or exchanged for other notes (containing identical terms and provisions, in any authorized denominations, and of a like aggregate principal amount) at the office or agency maintained by us for such purposes (initially the corporate trust office of the Trustee). Such transfer or exchange will be made without service charge, but we may require payment of a sum sufficient to cover any tax or other governmental charge and any other expenses then payable. Prior to the due presentment of a Note for registration of transfer, we, the Trustee and any other agent of ours or the Trustee may treat the registered holder of each Note as the owner of such Note for the purpose of receiving payments of principal of and interest on such Note and for all other purposes whatsoever.

The Indenture does not contain any provisions that would limit our ability to incur unsecured indebtedness or that would afford holders of the Notes protection in the event of a sudden and significant decline in our credit quality or a takeover, recapitalization or highly leveraged or similar transaction involving us. Accordingly, we could in the future enter into transactions that could increase the amount of indebtedness outstanding at that time or otherwise affect our capital structure or the credit rating of the Notes.

The Notes will not be subject to any sinking fund (i.e., no amounts will be set aside by us to ensure repayment of the Notes at maturity). As a result, our ability to repay the Notes at maturity will depend on our financial condition on the date that we are required to repay the Notes.

Optional Redemption

We may redeem some or all of the Notes at our option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

•

(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 50 basis points and 40 basis points for the 7.300% Notes and the 6.250% Notes, respectively, less (b) interest accrued to the date of redemption, or

•	100% of the principal amount of the Notes to be redeemed,

plus, in either case accrued and unpaid interest thereon to the redemption date of the Notes.

Notwithstanding the foregoing, at any time on or after the Par Call Date, the Company may redeem some of or all of the Notes, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus, in each case, accrued and unpaid interest, if any, to, but excluding, the redemption date.

If we choose to redeem any Notes, we will deliver a notice of redemption to holders of such series of Notes to be redeemed not less than 10 nor more than 60 days before the redemption date. If we are redeeming less than all of the Notes, the particular Notes to be redeemed will be selected in accordance with the applicable procedures of the trustee and, so long as the Notes are registered to DTC or its nominee, the DTC; provided, however, that no such partial redemption will reduce the portion of the principal amount of a Note not redeemed to less than $2,000. Unless we default in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions of the Notes called for redemption.

“Treasury Rate” means, with respect to any redemption date of the Notes, the yield determined by us in accordance with the following two paragraphs.

The Treasury Rate shall be determined by us after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)— H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, we shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the maturity date of the Notes (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the applicable Par Call Date of the Notes on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM is no longer published, we shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the applicable Par Call Date of the Notes, as applicable. If there is no United States Treasury security maturing on the applicable Par Call Date of the Notes but there are two or more United States Treasury securities with a maturity date equally distant from the applicable Par Call Date of the Notes, one with a maturity date preceding the applicable Par Call Date of the Notes and one with a maturity date following the applicable Par Call Date of the Notes, we shall select the United States Treasury security with a maturity date preceding the applicable Par Call Date of the Notes. If there are two or more United States Treasury securities maturing on the applicable Par Call Date of the Notes or two or more United States Treasury securities meeting the criteria of the preceding sentence, we shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

Our actions and determinations in determining the redemption price of any of the Notes shall be conclusive and binding for all purposes, absent manifest error.

Offer to Repurchase Upon a Change of Control Repurchase Event

If a Change of Control Repurchase Event occurs, unless we have exercised our right to redeem the Notes in full, we will make an offer to each holder of the Notes to repurchase all or any part (in minimum denominations of $2,000 and integral multiples of $1,000 principal amount in excess thereof) of that holder’s Notes at a repurchase price in cash equal to 100% of the aggregate principal amount of Notes repurchased plus any accrued and unpaid interest on the Notes repurchased to, but not including, the date of purchase. Within 30 days following any Change of Control Repurchase Event or, at our option, prior to any Change of Control, but after the public announcement of the Change of Control, we will mail a notice to each holder describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase Notes on the payment date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed. The notice will, if mailed prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the notice. We will comply with the requirements of Rule 14e-1 promulgated under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of the Notes, we will comply with the applicable securities laws and regulations and will not be deemed to have breached our obligations under the Change of Control Repurchase Event provisions of the Notes by virtue of such conflict.

On the Change of Control Repurchase Event payment date, subject to extension if necessary to comply with the provisions of the 1940 Act and the rules and regulations promulgated thereunder, we will, to the extent lawful:

(1) accept for payment all Notes or portions of Notes properly tendered pursuant to our offer;

(2) deposit with the paying agent an amount equal to the aggregate purchase price in respect of all Notes or portions of Notes properly tendered; and

(3) deliver or cause to be delivered to the Trustee the Notes properly accepted, together with an officers’ certificate stating the aggregate principal amount of Notes being purchased by us.

The paying agent will promptly remit to each holder of Notes properly tendered the purchase price for the Notes, and upon receipt of the written instruction, the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each holder an Exchange Note equal in principal amount to any unpurchased portion of any Notes surrendered; provided that each Exchange Note will be in a minimum principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.

We will not be required to make an offer to repurchase the Notes upon a Change of Control Repurchase Event if a third party makes an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by us and such third party purchases all Notes properly tendered and not withdrawn under its offer.

The source of funds that will be required to repurchase Notes in the event of a Change of Control Repurchase Event will be our available cash or cash generated from our operations or other potential sources, including funds provided by a purchaser in the Change of Control transaction, borrowings, sales of assets or sales of equity. We cannot assure you that sufficient funds from such sources will be available at the time of any Change of Control Repurchase Event to make required repurchases of Notes tendered. The terms of certain of our and our subsidiaries’ financing arrangements provide that certain change of control events will constitute an event of default thereunder entitling the lenders to accelerate any indebtedness outstanding under our and our subsidiaries’ financing arrangements at that time and to terminate the financing arrangements. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which is incorporated by reference herein, for a general discussion of our and our subsidiaries’ indebtedness.

Our and our subsidiaries’ future financing arrangements may contain similar restrictions and provisions. If the holders of the Notes exercise their right to require us to repurchase Notes upon a Change of Control Repurchase Event, the financial effect of this repurchase could cause a default under our and our subsidiaries’ future financing arrangements, even if the Change of Control Repurchase Event itself would not cause a default. It is possible that we will not have sufficient funds at the time of the Change of Control Repurchase Event to make the required repurchase of the Notes and/or our and our subsidiaries’ other debt. See “Risk Factors—Risks Related to the Exchange Notes—We may not be able to repurchase the Notes upon a Change of Control Repurchase Event” in this prospectus for more information.

The definition of “Change of Control” includes a phrase relating to the direct or indirect sale, transfer, conveyance or other disposition of “all or substantially all” of our properties or assets and those of our subsidiaries taken as a whole. Although there is a limited body of case law interpreting the phrase “substantially all,” there is no precise, established definition of the phrase under applicable law. Accordingly, the ability of a holder of Notes to require us to repurchase the Notes as a result of a sale, transfer, conveyance or other disposition of less than all of our assets and the assets of our subsidiaries taken as a whole to another person or group may be uncertain.

For purposes of the Exchange Notes:

“Below Investment Grade Rating Event” means the Notes are downgraded below Investment Grade by both of the Rating Agencies on any date from the date of the public notice of an arrangement that results in a Change of Control until the end of the 60-day period following public notice of the occurrence of a Change of Control (which period will be extended so long as the rating of the Notes is under publicly announced consideration for possible downgrade by either of the Rating Agencies); provided that a Below Investment Grade Rating Event otherwise arising by virtue of a particular reduction in rating will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a Below Investment Grade Rating Event for purposes of the definition of Change of Control Repurchase Event hereunder) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at its request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control will have occurred at the time of the Below Investment Grade Rating Event).

“Change of Control” means the occurrence of any of the following:

(1) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation) in one or a series of related transactions, of all or substantially all of the assets of Blackstone Private Credit Fund and its Controlled Subsidiaries taken as a whole to any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act), other than to any Permitted Holders; provided that, for the avoidance of doubt, a pledge of assets pursuant to any secured debt instrument of the Company or its Controlled Subsidiaries will not be deemed to be any such sale, lease, transfer, conveyance or disposition;

(2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act) (other than any Permitted Holders) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 promulgated under the Exchange Act), directly or indirectly, of more than 50% of the outstanding Voting Stock of the Company, measured by voting power rather than number of shares; or

(3) the approval by the Company’s stockholders of any plan or proposal relating to the liquidation or dissolution of the Company.

“Change of Control Repurchase Event” means the occurrence of a Change of Control and a Below Investment Grade Rating Event.

“Controlled Subsidiary” means any subsidiary of the Company, 50% or more of the outstanding equity interests of which are owned by the Company and its direct or indirect subsidiaries and of which the Company possesses, directly or indirectly, the power to direct or cause the direction of the management or policies, whether through the ownership of voting equity interests, by agreement or otherwise.

“Investment Grade” means a rating of BBB- or better by Moody’s (or its equivalent under any successor rating categories of Moody’s) and BBB- or better by S&P (or its equivalent under any successor rating categories of S&P)(or, in each case, if such Rating Agency ceases to make a rating of the applicable Notes publicly available for reasons outside of the Company’s control, the equivalent investment grader credit rating from any Rating Agency selected by the Company as a replacement Rating Agency).

“Moody’s” means Moody’s Investors Service or any successor thereto.

“Permitted Holders” means (i) us, (ii) one or more of our Controlled Subsidiaries and (iii) the Adviser, any affiliate of the Adviser or any entity that is managed by the Adviser that is organized under the laws of a jurisdiction located in the United States and in the business of managing or advising clients.

“Rating Agency” means:

(1) one or both of Moody’s and S&P; and

(2) if both Moody’s and S&P cease to rate the Notes or fail to make a rating of the Notes publicly available for reasons outside of our control, a “nationally recognized statistical rating organization” as defined in Section 3(a)(62) of the Exchange Act selected by us as a replacement agency for either of Moody’s or S&P, as the case may be.

“S&P” means S&P’s Global Ratings Services, or any successor thereto.

“Voting Stock” as applied to stock of any person, means shares, interests, participations or other equivalents in the equity interest (however designated) in such person having ordinary voting power for the election of a majority of the directors (or the equivalent) of such person, other than shares, interests, participations or other equivalents having such power only by reason of the occurrence of a contingency.

Covenants

In addition to the covenants described in the Base Indenture, the following covenants will apply to the Notes. To the extent of any conflict or inconsistency between the Base Indenture and the following covenants, the following covenants will govern:

Merger, Consolidation or Sale of Assets

The Indenture will provide that we will not merge or consolidate with or into any other person (other than a merger of a wholly owned subsidiary into us), or sell, transfer, lease, convey or otherwise dispose of all or substantially all our property (provided that, for the avoidance of doubt, a pledge of assets pursuant to any secured debt instrument of Blackstone Private Credit Fund or its Controlled Subsidiaries will not be deemed to be any such sale, transfer, lease, conveyance or disposition) in any one transaction or series of related transactions unless:

•

we are the surviving person, or the Surviving Person, or the Surviving Person (if other than us) formed by such merger or consolidation or to which such sale, transfer, lease, conveyance or disposition is made will be a statutory trust, corporation or limited liability company organized and existing under the laws of the United States or any state or territory thereof;

•

the Surviving Person (if other than us) expressly assumes, by supplemental indenture in form reasonably satisfactory to the Trustee, executed and delivered to the Trustee by such Surviving Person, the due and punctual payment of the principal of, and premium, if any, and interest on, all the Notes outstanding, and the due and punctual performance and observance of all the covenants and conditions of the Indenture and the applicable registration rights agreement to be performed by us;

•	immediately before and immediately after giving effect to such transaction or series of related transactions, no default or event of default will have occurred and be continuing; and

•

we will deliver, or cause to be delivered, to the Trustee, an officers’ certificate and an opinion of counsel, each stating that such transaction and the supplemental indenture, if any, in respect thereto, comply with this covenant and that all conditions precedent in the Indenture relating to such transaction have been complied with.

For the purposes of this covenant, the sale, transfer, lease, conveyance or other disposition of all the property of one or more of our subsidiaries, which property, if held by us instead of such subsidiaries, would constitute all or substantially all of our property on a consolidated basis, will be deemed to be the transfer of all or substantially all of our property.

Although there is a limited body of case law interpreting the phrase “substantially all,” there is no precise established definition of the phrase under applicable law. Accordingly, in certain circumstances there may be a degree of uncertainty as to whether a particular transaction would involve “all or substantially all” of the properties or assets of a person. As a result, it may be unclear as to whether the merger, consolidation or sale of assets covenant would apply to a particular transaction as described above absent a decision by a court of competent jurisdiction. Although these types of transactions may be permitted under the Indenture, certain of the foregoing transactions could constitute a Change of Control that results in a Change of Control Repurchase Event permitting each holder to require us to repurchase the Notes of such holder as described above.

An assumption by any person of obligations under the Notes and the Indenture might be deemed for U.S. federal income tax purposes to be an exchange of the Notes for new Notes by the holders thereof, resulting in recognition of gain or loss for such purposes and possibly other adverse tax consequences to the holders. Holders should consult their own tax advisors regarding the tax consequences of such an assumption.

Other Covenants

•

We agree that for the period of time during which the Notes are outstanding, we will not violate, whether or not we are subject to, Section 18(a)(1)(A) of the 1940 Act as modified by Section 61(a)(1) and (2) of the 1940 Act or any successor provisions, as such obligations may be amended or superseded, giving effect to any exemptive relief granted to us by the SEC.

•

If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the Trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with GAAP, as applicable.

Events of Default

Each of the following will be an event of default:

(1) default in the payment of any interest upon any Note when due and payable and the default continues for a period of 30 days;

(2) default in the payment of the principal of (or premium, if any, on) any Note when it becomes due and payable at its maturity including upon any redemption date or required repurchase date;

(3) default by us in the performance, or breach, of any covenant or agreement in the Indenture or the Notes (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in the

Indenture specifically dealt with or which has expressly been included in the Indenture solely for the benefit of a series of securities other than the Notes), and continuance of such default or breach for a period of 60 consecutive days after there has been given, by registered or certified mail, to us by the Trustee or to us and the Trustee by the holders of at least 25% in principal amount of the Notes a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” under the Indenture;

(4) default by us or any of our significant subsidiaries, as defined in Article 1, Rule 1-02 of Regulation S-X promulgated under the Exchange Act (but excluding any subsidiary which is (a) a non-recourse or limited recourse subsidiary, (b) a bankruptcy remote special purpose vehicle or (c) is not consolidated with Blackstone Private Credit Fund for purposes of GAAP), with respect to any mortgage, agreement or other instrument under which there may be outstanding, or by which there may be secured or evidenced, any indebtedness for money borrowed in excess of $100 million in the aggregate of us and/or any such significant subsidiary, whether such indebtedness now exists or will hereafter be created (i) resulting in such indebtedness becoming or being declared due and payable or (ii) constituting a failure to pay the principal or interest of any such debt when due and payable at its stated maturity, upon required repurchase, upon declaration of acceleration or otherwise, unless, in either case, such indebtedness is discharged, or such acceleration is rescinded, stayed or annulled, within a period of 30 calendar days after written notice of such failure is given to us by the Trustee or to us and the Trustee by the holders of at least 25% in aggregate principal amount of the Notes then outstanding;

(5) pursuant to Section 18(a)(1)(C)(ii) and Section 61 of the 1940 Act, on the last business day of each of 24 consecutive calendar months, any class of securities must have an asset coverage (as such term is used in the 1940 Act and the rules and regulations promulgated thereunder) of less than 100% giving effect to any exemptive relief granted to us by the SEC; or

(6) certain events of bankruptcy, insolvency, or reorganization involving us occur and remain undischarged or unstayed for a period of 60 days.

If an event of default occurs and is continuing, then and in every such case (other than an event of default specified in item (6) above) the Trustee or the holders of at least 25% in principal amount of the Notes may declare the entire principal amount of the outstanding Notes to be due and payable immediately, by a notice in writing to us (and to the Trustee if given by the holders), and upon any such declaration such principal or specified portion thereof will become immediately due and payable. Notwithstanding the foregoing, in the case of the events of bankruptcy, insolvency or reorganization described in item (6) above, 100% of the principal of and accrued and unpaid interest on the Notes will automatically become due and payable.

At any time after a declaration of acceleration with respect to the Notes has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee, the holders of a majority in principal amount of the outstanding Notes, by written notice to us and the Trustee, may rescind and annul such declaration and its consequences if (i) we have paid or deposited with the Trustee a sum sufficient to pay all overdue installments of interest, if any, on all outstanding Notes, the principal of (and premium, if any, on) all outstanding Notes that have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates borne by or provided for in such Notes, to the extent that payment of such interest is lawful interest upon overdue installments of interest at the rate or rates borne by or provided for in such Notes, and all sums paid or advanced by the Trustee and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and (ii) all events of default with respect to the Notes, other than the nonpayment of the principal of (or premium, if any, on) or interest on such Notes that have become due solely by such declaration of acceleration, have been cured or waived. No such rescission will affect any subsequent default or impair any right consequent thereon.

No holder of Notes will have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy under the Indenture, unless:

(i) such holder has previously given written notice to the Trustee of a continuing event of default with respect to the Notes;

(ii) the holders of not less than 25% in principal amount of the outstanding Notes have made written request to the Trustee to institute proceedings in respect of such event of default;

(iii) such holder or holders have offered to the Trustee indemnity, security, or both, satisfactory to the Trustee, against the costs, expenses and liabilities to be incurred in compliance with such request;

(iv) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

(v) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the holders of a majority in principal amount of the outstanding Notes.

Notwithstanding any other provision in the Indenture, the holder of any Note will have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any, on) and interest, if any, on such Note on the stated maturity or maturity expressed in such Note (or, in the case of redemption, on the redemption date or, in the case of repayment at the option of the holders, on the repayment date) and to institute suit for the enforcement of any such payment, and such rights will not be impaired without the consent of such holder.

The Trustee will be under no obligation to exercise any of the rights or powers vested in it by the Indenture at the request or direction of any of the holders of the Notes unless such holders have offered to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction. Subject to the foregoing, the holders of a majority in principal amount of the outstanding Notes will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Notes, provided that (i) such direction may not be in conflict with any rule of law or with the

Indenture, (ii) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction and (iii) the Trustee need not take any action that it determines in good faith may involve it in personal liability or be unjustly prejudicial to the holders of Notes not consenting (it being understood that the Trustee does not have an affirmative duty to ascertain whether or not any such directions are unduly prejudicial to such holders).

The holders of not less than a majority in principal amount of the outstanding Notes may on behalf of the holders of all of the Notes waive any past default under the Indenture with respect to the Notes and its consequences, except a default (i) in the payment of (or premium, if any, on) or interest, if any, on any Note, or (ii) in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the holder of each outstanding Note affected. Upon any such waiver, such default will cease to exist, and any event of default arising therefrom will be deemed to have been cured, for every purpose, but no such waiver may extend to any subsequent or other default or event of default or impair any right consequent thereto.

We are required to deliver to the Trustee, within 120 days after the end of each fiscal year, an officers’ certificate as to the knowledge of the signers whether we are in default in the performance of any of the terms, provisions or conditions of the Indenture.

Within 90 days after the occurrence of any default under the Indenture with respect to the Notes, the Trustee must transmit notice of such default known to the Trustee, unless such default has been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any, on) or interest, if any, on any Note, the Trustee will be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors of the Trustee in good faith determines that withholding of such notice is in the interest of the holders of the Notes.

Satisfaction and Discharge; Defeasance

We may satisfy and discharge our obligations under the Indenture by delivering to the security registrar for cancellation all outstanding Notes or by depositing with the Trustee or delivering to the holders, as applicable, after the Notes have become due and payable, or otherwise, moneys sufficient to pay all of the outstanding Notes and paying all other sums payable under the Indenture by us. Such discharge is subject to terms contained in the Indenture.

In addition, the Notes are subject to defeasance and covenant defeasance, in each case, in accordance with the terms of the Indenture.

Trustee

U.S. Bank Trust Company, National Association is the Trustee, security registrar and paying agent. U.S. Bank Trust Company, National Association, in each of its capacities, including without limitation as the Trustee, security registrar and paying agent, assumes no responsibility for the accuracy or completeness of the information concerning us or our affiliates or any other party contained in this document or the related documents or for any failure by us or any other party to disclose events that may have occurred and may affect the significance or accuracy of such information, or for any information provided to it by us, including but not limited to settlement amounts and any other information.

We may maintain banking relationships in the ordinary course of business with the Trustee and its affiliates.

Governing Law

The Indenture provides that it and the Notes will be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws that would cause the application of laws of another jurisdiction.

Book-Entry, Settlement and Clearance

Global Notes

Except as set forth below, Notes will be issued in registered, global form, without interest coupons (the “Global Notes”). The Global Notes will be issued in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. Exchange Notes will be issued at the closing of this offering only against payment in immediately available funds.

The Global Notes will be deposited upon issuance with the Trustee as custodian for DTC and registered in the name of DTC’s nominee, Cede & Co., in each case for credit to an account of a direct or indirect participant in DTC as described below.

Except as set forth below, the Global Notes may be transferred, in whole but not in part, only to DTC, to a nominee of DTC or to a successor of DTC or its nominee. Beneficial interests in the Global Notes may not be exchanged for notes in registered, certificated form (the “Certificated Notes”) except in the limited circumstances described below. See “—Certificated Notes.” Except in the limited circumstances described below, owners of beneficial interests in the Global Notes will not be entitled to receive physical delivery of notes in certificated form.

Transfers of beneficial interests in the Global Notes will be subject to the applicable rules and procedures of DTC and its direct or indirect participants (including, if applicable, those of Euroclear and Clearstream), which may change from time to time.

Book-Entry Procedures for Global Notes

All interests in the Global Notes will be subject to the operations and procedures of DTC. We provide the following summary of those operations and procedures solely for the convenience of investors. The operations and procedures of DTC are controlled by that settlement system and may be changed at any time. Neither we nor the initial purchasers are responsible for those operations or procedures.

DTC has advised us that it is:

•	a limited purpose trust company organized under the laws of the State of New York;

•	a “banking organization” within the meaning of the New York State Banking Law;

•	a member of the Federal Reserve System;

•	a “clearing corporation” within the meaning of the Uniform Commercial Code; and

•	a “clearing agency” registered under Section 17A of the Exchange Act.

DTC was created to hold securities for its participants and to facilitate the clearance and settlement of securities transactions between its participants through electronic book-entry changes to the accounts of its participants. DTC’s participants include securities brokers and dealers, including the initial purchasers; banks and trust companies; clearing corporations and other organizations. Indirect access to DTC’s system is also available to others such as banks, brokers, dealers and trust companies; these indirect participants clear through or maintain a custodial relationship with a DTC participant, either directly or indirectly. Investors who are not DTC participants may beneficially own securities held by or on behalf of DTC only through DTC participants or indirect participants in DTC.

Euroclear and Clearstream hold securities for participating organizations. They also facilitate the clearance and settlement of securities transactions between their respective participants through electronic book-entry changes in the accounts of such participants. Euroclear and Clearstream provide various services to their participants, including the safekeeping, administration, clearance, settlement, lending and borrowing of internationally traded securities. Euroclear and Clearstream interface with domestic securities markets. Euroclear and Clearstream participants are financial institutions such as underwriters, securities brokers and dealers, banks, trust companies and certain other organizations. Indirect access to Euroclear and Clearstream is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Euroclear and Clearstream participant, either directly or indirectly.

So long as the Notes are held in global form, Euroclear, Clearstream and/or DTC, as applicable, (or their respective nominees) will be considered the sole holders of Global Notes for all purposes under the Indenture. As such, participants must rely on the procedures of Euroclear, Clearstream and/or DTC and indirect participants must rely on the procedures of Euroclear, Clearstream and/ or DTC and the participants through which they own interests in the Notes, or Book-Entry Interests, in order to exercise any rights of holders under the Indenture.

So long as DTC, Euroclear or Clearstream’s nominee is the registered owner of a Global Note, that nominee will be considered the sole owner or holder of the Notes represented by that Global Note for all purposes under the Indenture. Except as provided below, owners of beneficial interests in a Global Note:

•	will not be entitled to have Notes represented by the Global Note registered in their names;

•	will not receive or be entitled to receive physical, certificated Notes; and

•

will not be considered the owners or holders of the Notes under the Indenture for any purpose, including with respect to the giving of any direction, instruction or approval to the Trustee under the Indenture.

As a result, each investor who owns a beneficial interest in a Global Note must rely on the procedures of DTC, Euroclear or Clearstream to exercise any rights of a holder of Notes under the Indenture (and, if the investor is not a participant or an indirect participant in DTC, Euroclear or Clearstream, on the procedures of the DTC, Euroclear or Clearstream participant through which the investor owns its interest).

Payments of principal and interest with respect to the Notes represented by a Global Note will be made by the Trustee to DTC, Euroclear or Clearstream’s nominee as the registered holder of the Global Note. Neither we nor the Trustee will have any responsibility or liability for the payment of amounts to owners of beneficial interests in a Global Note, for any aspect of the records relating to or payments made on account of those interests by DTC, Euroclear or Clearstream, or for maintaining, supervising or reviewing any records of DTC, Euroclear or Clearstream relating to those interests.

Payments by participants and indirect participants in DTC, Euroclear or Clearstream to the owners of beneficial interests in a Global Note will be governed by standing instructions and customary industry practice and will be the responsibility of those participants or indirect participants and DTC, Euroclear or Clearstream.

Transfers between participants in DTC, Euroclear or Clearstream will be effected under DTC, Euroclear or Clearstream’s procedures and will be settled in same-day funds.

Cross-market transfers of beneficial interests in Global Notes between DTC participants, on the one hand, and Euroclear or Clearstream participants, on the other hand, will be effected within DTC through the DTC participants that are acting as depositaries for Euroclear and Clearstream. To deliver or receive an interest in a Global Note held in a Euroclear or Clearstream account, an investor must send transfer instructions to Euroclear or Clearstream, as the case may be, under the rules and procedures of that system and within the established deadlines of that system. If the transaction meets its settlement requirements, Euroclear or Clearstream, as the case may be, will send instructions to its DTC depositary to take action to effect final settlement by delivering or receiving interests in the relevant Global Notes in DTC, and making or receiving payment under normal procedures for same-day funds settlement applicable to DTC. Euroclear and Clearstream participants may not deliver instructions directly to the DTC depositaries that are acting for Euroclear or Clearstream.

Because the settlement of cross-market transfers takes place during New York business hours, DTC participants may employ their usual procedures for sending securities to the applicable DTC participants acting as depositaries for Euroclear and Clearstream. The sale proceeds will be available to the DTC participant seller on the settlement date. Thus, to a DTC participant, a cross-market transaction will settle no differently from a trade between two DTC participants. Because of time zone differences, the securities account of a Euroclear or Clearstream participant that purchases an interest in a Global Note from a DTC participant will be credited on the business day for Euroclear or Clearstream immediately following the DTC settlement date. Cash received in Euroclear or Clearstream from the sale of an interest in a Global Note to a DTC participant will be reflected in the account of the Euroclear of Clearstream participant the following business day, and receipt of the cash proceeds in the Euroclear or Clearstream participant’s account will be back-valued to the date on which settlement occurs in New York. DTC, Euroclear and Clearstream have agreed to the above procedures to facilitate transfers of interests in the Global Notes among participants in those settlement systems. However, the settlement systems are not obligated to perform these procedures and may discontinue or change these procedures at any time. Neither we nor the Trustee will have any responsibility or liability for the performance by DTC, Euroclear or Clearstream or their participants or indirect participants of their obligations under the rules and procedures governing their operations, including maintaining, supervising or reviewing the records relating to, or payments made on account of, beneficial ownership interests in Global Notes.

Certificated Notes

Notes in physical, certificated form will be issued and delivered to each person that DTC, Euroclear or Clearstream identifies as a beneficial owner of the related Notes only if:

•	DTC, Euroclear or Clearstream notifies us at any time that it is unwilling or unable to continue as depositary for the Global Notes and a successor depositary is not appointed within 90 days;

•	DTC ceases to be registered as a clearing agency under the Exchange Act and a successor depositary is not appointed within 90 days; or

•	an event of default with respect to the Notes has occurred and is continuing and such beneficial owner requests that its Notes be issued in physical, certificated form.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The exchange of Restricted Notes for Exchange Notes in the exchange offer will not constitute a taxable event to holders for U.S. federal income tax purposes. Consequently, for U.S. federal income tax purposes, (i) you will not recognize gain or loss as a result of the exchange, (ii) the holding period of the Exchange Notes you receive will include the holding period of the Restricted Notes exchanged therefor and (iii) the basis of the Exchange Notes you receive will be the same as the basis of the Restricted Notes exchanged therefor immediately before the exchange.

In any event, persons considering the exchange of Restricted Notes for Exchange Notes should consult their own tax advisors concerning the U.S. federal income tax consequences in light of their particular situations as well as any consequences arising under the laws of any other taxing jurisdiction.

FINANCIAL HIGHLIGHTS

The following table of financial highlights is intended to help a prospective investor understand the Company’s financial performance for the periods shown. The financial data set forth in the following table as of and for the year ended December 31, 2022 are derived from our consolidated financial statements, which have been audited by    , an independent registered public accounting firm whose reports thereon are incorporated by reference in this prospectus, certain documents incorporated by reference in this prospectus or the accompanying prospectus supplement, or the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which may be obtained from www.sec.gov or upon request. The Company’s unaudited financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2023 are incorporated by reference herein. You should read these financial highlights in conjunction with our consolidated financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” incorporated by reference in this prospectus, any documents incorporated by reference in this prospectus or the accompanying prospectus supplement, or the Company’s Annual Report on Form 10-K or Quarterly Report on Form 10-Q filed with the SEC.

The following are the financial highlights for the year ended December 31, 2022 and nine months ended September 30, 2023:

	Nine Months Ended September 30, 2023 (Unaudited)			Year Ended December 31, 2022
	Class I	Class S	Class D	Class I	Class S	Class D
Per Share Data(1):
Net asset value, beginning of period	$24.59	$24.59	$24.59	$25.93	$25.93	$25.93
Net investment income	2.31	2.15	2.26	2.44	2.23	2.38
Net unrealized and realized gain (loss)	0.24	0.24	0.24	(1.56)	(1.56)	(1.56)

Net increase (decrease) in net assets resulting from operations	2.55	2.39	2.50	0.88	0.67	0.82
Distributions from net investment income(2)	(1.91)	(1.75)	(1.86)	(2.23)	(2.01)	(2.16)
Distributions from net realized gains(2)	—	—	—	—	—	—

Net increase (decrease) in net assets from shareholders’ distributions	(1.91)	(1.75)	(1.86)	(2.23)	(2.01)	(2.16)

Early repurchase deduction fees(5)	—	—	—	0.01	—	—

Total increase (decrease) in net assets	0.64	0.64	0.64	(1.34)	(1.34)	(1.34)

Net asset value, end of period	$25.23	$25.23	$25.23	$24.59	$24.59	$24.59

Shares outstanding, end of period	682,310,681	340,729,696	13,539,500	591,237,616	282,541,041	48,795,925
Total return based on NAV(3)	10.73%	10.04%	10.54%	3.57%	2.70%	3.31%
Ratios:
Ratio of net expenses to average net assets(4)	10.49%	11.33%	10.84%	7.47%	8.41%	7.97%
Ratio of net investment income to average net assets(4)	12.38%	11.53%	12.10%	9.76%	8.96%	9.63%
Portfolio turnover rate	7.70%	7.70%	7.70%	21.21%	21.21%	21.21%
Supplemental Data:
Net assets, end of period	$17,212,365	$8,595,719	$341,579	$14,537,932	$6,947,313	$1,199,819
Asset coverage ratio	211.9%	211.9%	211.9%	184.5%	184.5%	184.5%

(1)	The per share data was derived by using the weighted average shares outstanding during the period.
(2)	The per share data for distributions was derived by using the actual shares outstanding at the date of the relevant transactions.

(3)

Total return is calculated as the change in NAV per share during the period, plus distributions per share (assuming dividends and distributions are reinvested in accordance with the Company’s distribution reinvestment plan) divided by the beginning NAV per share. Total return does not include upfront transaction fee, if any.

(4)

For the year ended December 31, 2022, amounts are annualized except for organizational costs, excise tax, and management fee and income based incentive fee waivers by the Adviser, if any. For the year ended December 31, 2022, the ratio of total operating expenses to average net assets was 7.47%, 8.41%, and 7.97% on Class I, Class S and Class D respectively, on an annualized basis, excluding the effect of expense support/(recoupment) and management fee and income based incentive fee waivers by the Adviser which represented 0.00%, 0.00% and 0.00% on Class I, Class S and Class D, respectively, of average net assets. For the nine months ended September 30, 2023, amounts are annualized except for organizational costs, excise tax, and management fee and income based incentive fee waivers by the Adviser, if any. For the nine months ended September 30, 2023, the ratio of total operating expenses to average net assets was 10.49%, 11.33%, and 10.84% on Class I, Class S and Class D respectively, on an annualized basis, excluding the effect of expense support/(recoupment) and management fee and income based incentive fee waivers by the Adviser, if any, which represented 0.00%, 0.00% and 0.00% on Class I, Class S and Class D, respectively, of average net assets.

(5)	The per share amount rounds to less than $0.01 per share, other than for Class I for the year ended December 31, 2022.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND

RESULTS OF OPERATIONS

The information in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II, Item 7 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and Part I, Item 2 of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2023 is incorporated herein by reference.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

The information in “Quantitative and Qualitative Disclosures About Market Risk” in Part II, Item 7A of the Company’s Annual Report on Form 10-K for the fiscal year ended December  31, 2022 and Part I, Item 3 of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September  30, 2023 is incorporated herein by reference.

PLAN OF DISTRIBUTION

Each broker-dealer that receives Exchange Notes for its own account pursuant to the exchange offer in exchange for Restricted Notes where such Restricted Notes were acquired as a result of market-making or other trading activities must acknowledge that it will deliver a prospectus in connection with any resale or other transfer of such Exchange Notes. This prospectus, as it may be amended or supplemented from time to time, may be used by such a broker-dealer in connection with resales or other transfers of such Exchange Notes. To the extent any such broker-dealer participates in the exchange offer, we have agreed that, for a period of up to 180 days after the completion of the exchange offer, upon request of such broker-dealer, we will make this prospectus, as amended or supplemented, available to such broker-dealer for use in connection with any such resales or other transfers of Exchange Notes, and will deliver as many additional copies of this prospectus and each amendment or supplement to this prospectus and any documents incorporated by reference in this prospectus as such broker-dealer may reasonably request.

We will not receive any proceeds from any resales or other transfers of Exchange Notes by such broker-dealers. Exchange Notes received by such broker-dealers for their own accounts pursuant to the exchange offer may be resold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Notes or a combination of these methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or at negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange Notes. Any such broker-dealer that resells Exchange Notes that were received by it for its own account pursuant to the exchange offer and any broker or dealer that participates in a distribution of such Exchange Notes may be deemed to be an “underwriter” of the Exchange Notes within the meaning of the 1933 Act, and any profit on any such resale of Exchange Notes and any commissions or concessions received by any such persons may be deemed to be underwriting compensation under the 1933 Act. The accompanying Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, such broker-dealer will not be deemed to admit that it is an “underwriter” of the Exchange Notes within the meaning of the 1933 Act.

BUSINESS OF THE COMPANY

The information in “Business” in Part I, Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 is incorporated herein by reference.

REGULATION OF THE COMPANY

The information in “Business—Regulation as a Business Development Company” in Part I, Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 is incorporated herein by reference.

SENIOR SECURITIES

The information in “Note 10—Financial Highlights and Senior Securities” in Part I, Item 1—Notes to Condensed Consolidated Financial Statements (Unaudited) of the Company’s Quarterly Report on Form 10-Q for the quarter ended September  30, 2023 and “Note 10—Financial Highlights and Senior Securities” in Part II, Item 8—Consolidated Financial Statements and Supplementary Data of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 is incorporated herein by reference.

PORTFOLIO COMPANIES

The following table sets forth certain information as of September 30, 2023 for each portfolio company in which the Company had an investment. Percentages shown for class of securities held by the Company represent percentage of the class owned and do not necessarily represent voting ownership or economic ownership.

The Board approved the valuation of the Company’s investment portfolio, as of September 30, 2023, at fair value as determined in good faith using a consistently applied valuation process in accordance with the Company’s documented valuation policy that has been reviewed and approved by the Board, who also approve in good faith the valuation of such securities as of the end of each quarter. For more information relating to the Company’s investments, see the Company’s financial statements incorporated by reference in this prospectus.

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 9/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt
First Lien Debt - non-controlled/non-affiliated
Aerospace & Defense
Amentum Government Services Holdings, LLC	20501 Seneca Meadows Pkwy #300, Germantown, MD 20876 United States	(8)	SOFR + 4.00%	9.43%	1/29/2027		2,526	2,528	2,513	0.01%
Amentum Government Services Holdings, LLC	20501 Seneca Meadows Pkwy #300, Germantown, MD 20876 United States	(9)	SOFR + 4.00%	9.33%	2/15/2029		12,132	12,085	11,996	0.05%
Atlas CC Acquisition Corp.	9465 Wilshire Blvd, Suite 300 Beverly Hills, CA 90212 United States	(7)(10)	SOFR + 4.25%	9.93%	5/25/2028		51,833	50,365	45,715	0.17%
Corfin Holdings, Inc.	1050 Perimeter Road, Manchester, NH 03103 United States	(4)(10)	SOFR + 6.00%	11.42%	12/27/2027		5,774	5,734	5,601	0.02%
Corfin Holdings, Inc.	1050 Perimeter Road, Manchester, NH 03103 United States	(4)(11)	SOFR + 6.00%	11.42%	12/27/2027		25,503	25,503	24,738	0.09%
Corfin Holdings, Inc.	1050 Perimeter Road, Manchester, NH 03103 United States	(4)(11)	SOFR + 6.00%	11.42%	2/5/2026		1,676	1,660	1,626	0.01%
Frontgrade Technologies Holdings, Inc.	580 Deansleigh Rd, Bournemouth, Dorset, BH7 7DT, United Kingdom	(4)(7)(10)	SOFR + 6.75%	12.07%	1/9/2030		386	366	384	0.00%
Frontgrade Technologies Holdings, Inc.	580 Deansleigh Rd, Bournemouth, Dorset, BH7 7DT, United Kingdom	(4)(10)	SOFR + 6.75%	12.14%	1/9/2030		1,990	1,936	1,985	0.01%
Linquest Corp.	5140 West Goldleaf Circle, Suite 400, Los Angeles, CA 90056 United States	(4)(10)	SOFR + 5.75%	11.22%	7/28/2028		154,350	152,223	149,720	0.57%
Loar Group, Inc.	450 Lexington Avenue, New York, NY 10017 United States	(4)(11)	SOFR + 7.25%	12.67%	10/2/2024		143,188	141,869	143,188	0.55%
Loar Group, Inc.	450 Lexington Avenue, New York, NY 10017 United States	(4)(11)	SOFR + 7.25%	12.67%	10/16/2025		28,843	28,843	28,843	0.11%
Loar Group, Inc.	450 Lexington Avenue, New York, NY 10017 United States	(4)(7)(11)	SOFR + 7.25%	12.67%	4/1/2024		52,742	52,071	51,802	0.20%
Maverick Acquisition, Inc.	3063 Philmont Ave B, Huntingdon, Valley, PA 19006 United States	(4)(11)	SOFR + 6.25%	11.64%	6/1/2027		38,220	37,753	28,665	0.11%
Maverick Acquisition, Inc.	3063 Philmont Ave B, Huntingdon, Valley, PA 19006 United States	(4)(12)	SOFR + 6.25%	11.64%	6/1/2027		10,123	9,939	7,592	0.03%
Peraton Corp.	12975 Worldgate Drive, Herndon, VA 20170 United States	(10)	SOFR + 3.75%	9.17%	2/1/2028		13,505	13,531	13,494	0.05%
Vertex Aerospace Services Corp.	555 Industrial Drive South, Madison, MS,39110 United States	(10)	SOFR + 3.50%	8.92%	12/6/2028		11,820	11,776	11,839	0.05%
West Star Aviation Acquisition, LLC	796 Heritage Way, Grand Junction, CO 81506 United States	(4)(10)	SOFR + 6.00%	10.79%	3/1/2028		4,030	3,956	4,030	0.02%
West Star Aviation Acquisition, LLC	796 Heritage Way, Grand Junction, CO 81506 United States	(4)(7)(10)	SOFR + 6.00%	11.39%	3/1/2028		455	437	455	0.00%

								552,575	534,186	2.05%
Air Freight & Logistics
AGI-CFI Holdings, Inc.	9130 S Dadeland Blvd Ste 1801, Miami, FL, 33156 United States	(4)(10)	SOFR +5.75%	11.29%	6/11/2027		266,276	262,805	259,619	0.99%
Alliance Ground	9130 S Dadeland Blvd Ste 1801, Miami, FL, 33156 United States	(4)(10)	SOFR + 5.75%	11.29%	6/11/2027		94,947	93,509	92,573	0.35%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 9/30/2023	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
ENV Bidco AB	Staffans väg 2A, SE-192 78 Sollentuna Sweden	(4)(6)(7)(8)	E + 5.75%	9.72%	7/19/2029		EUR	114,140	113,464	118,073	0.45%
ENV Bidco AB	Staffans väg 2A, SE-192 78 Sollentuna Sweden	(4)(6)(10)	SOFR + 5.75%	11.14%	7/19/2029			102,349	100,220	101,325	0.39%
Livingston International, Inc.	The West Mall Suite 400, Toronto, ON M9C 5K7 Canada	(4)(6)(10)	SOFR + 5.50%	10.99%	4/30/2027			103,820	103,308	99,667	0.38%
Mode Purchaser, Inc.	17330 Preston Rd., Suite 200 C Dallas, TX 75252 United States	(4)(11)	SOFR + 6.25%	11.77%	12/9/2026			28,088	27,583	28,088	0.11%
Mode Purchaser, Inc.	17330 Preston Rd., Suite 200 C Dallas, TX 75252 United States	(4)(11)	SOFR + 6.25%	11.77%	2/5/2029			139,452	137,321	139,452	0.53%
Redwood Services Group, LLC	949 Shady Grove Road, Suite 403, Memphis, TN 38120 United States	(4)(7)(10)	SOFR + 6.15%	11.50%	6/15/2029			45,189	44,482	44,284	0.17%
Redwood Services Group, LLC	949 Shady Grove Road, Suite 403, Memphis, TN 38120 United States	(4)(7)(10)	SOFR + 6.25%	11.75%	6/15/2029			949	578	569	0.00%
RoadOne Inc	1 Kellaway Dr, Randolph, MA 02368 United States	(4)(5)(7)(11)	SOFR + 6.25%	11.72%	12/30/2028			1,088	1,050	1,065	0.00%
RWL Holdings, LLC	767 5th Ave #4200, New York, NY 10153 United States	(4)(10)	SOFR + 5.75%	11.29%	12/31/2028			273,604	269,528	262,660	1.00%
SEKO Global Logistics Network, LLC	1100 N. Arlington Heights Rd., Itasca, IL 60143 United States	(4)(11)	E + 4.75%	8.35%	12/30/2026		EUR	34,862	39,989	36,633	0.14%
SEKO Global Logistics Network, LLC	1100 N. Arlington Heights Rd., Itasca, IL 60143 United States	(4)(11)	SOFR + 4.75%	10.47%	12/30/2026			68,608	68,039	68,094	0.26%
SEKO Global Logistics Network, LLC	1100 N. Arlington Heights Rd., Itasca, IL 60143 United States	(4)(7)(11)	P + 3.75%	12.25%	12/30/2026			1,743	1,701	1,655	0.01%
SEKO Global Logistics Network, LLC	1100 N. Arlington Heights Rd., Itasca, IL 60143 United States	(4)(11)	SOFR + 4.75%	10.41%	12/30/2026			15,035	14,980	14,922	0.06%
The Kenan Advantage Group, Inc.	4895 Dressler Road, Canton, OH 44718 United States	(10)	SOFR + 4.18%	9.48%	3/24/2026			13,082	13,093	13,067	0.05%
Wwex Uni Topco Holdings, LLC	2323 Victory Avenue Suite 1600, Dallas, TX 75219 United States	(10)	SOFR + 4.00%	9.65%	7/26/2028			14,078	13,978	13,886	0.05%

									1,305,628	1,295,632	4.94%
Airlines
Air Canada	2001 University Street Suite 1600, Montreal, QC H3A 2A6 Canada	(6)(10)	SOFR + 3.50%	9.13%	8/11/2028			12,658	12,647	12,685	0.05%
Brown Group Holding, LLC	13485 Veterans Way #600, Orlando, FL 32827 United States	(9)	SOFR + 2.75%	8.17%	6/7/2028			7,500	7,479	7,447	0.03%
United Airlines, Inc.	233 South Wacker Drive, Chicago, IL 60606 United States	(6)(10)	SOFR +3.75%	9.18%	4/21/2028			15,927	15,983	15,977	0.06%

									36,109	36,109	0.14%
Auto Components
Clarios Global LP	Florist Tower, 5757 N. Green Bay Ave., Glendale, WI 53209 United States	(6)(8)	SOFR + 3.75%	9.07%	5/6/2030			3,500	3,498	3,498	0.01%
Metis Buyer, Inc.	358 Saw Mill River Rd, Millwood, NY 10546 United States	(7)(10)	SOFR + 4.00%	9.43%	5/4/2028			27,398	26,906	27,364	0.10%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)		Maturity Date	% of Class Held as of 9/30/2023	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
Metis Buyer, Inc.	358 Saw Mill River Rd, Millwood, NY 10546 United States	(4)(7)(10)	SOFR + 3.25%	8.79%		5/4/2028			450	345	365	0.00%

										30,749	31,227	0.11%
Beverages
Triton Water Holdings, Inc.	900 Long Ridge Road, Building 2, Stamford, CT 06902 United States	(9)	SOFR + 3.25%	8.90%		3/31/2028			44,883	44,152	43,836	0.17%
Biotechnology
Grifols Worldwide Operations USA Inc	18 Commerce Way, Suite 4800, Wilmington, MA 01801 United States	(8)	SOFR + 2.00%	7.42%		11/15/2027			1,000	990	985	0.00%
Building Products
Cornerstone Building Brands, Inc.	5020 Weston Parkway, Cary, NC 27513 United States	(6)(9)	SOFR + 5.63%	10.96%		8/1/2028			25,755	25,402	25,691	0.10%
Cornerstone Building Brands, Inc.	5020 Weston Parkway, Cary, NC 27513 United States	(6)(9)	SOFR + 3.25%	8.68%		4/12/2028			4,880	4,851	4,775	0.02%
CP Atlas Buyer, Inc.	1521 North Cooper, Suite 500, Arlington, TX 76011 United States	(9)	SOFR + 3.75%	9.17%		11/23/2027			45,104	44,989	42,670	0.16%
Engineered Stone Group Holdings III Ltd.	Floor 5, Smithson Tower Smithson Plaza, St. James’s Street, London, England, SW1A 1HJ	(4)(6)(8)	E + 5.75%	9.72%		4/23/2028		EUR	28,400	30,813	28,114	0.11%
Engineered Stone Group Holdings III Ltd.	Floor 5, Smithson Tower Smithson Plaza, St. James’s Street, London, England, SW1A 1HJ	(4)(6)(7)(10)	SOFR + 6.01%	11.38%		4/23/2028			58,583	57,705	53,227	0.20%
Fencing Supply Group Acquisition, LLC	211 Perimeter Center Pkwy NE #250, Dunwoody, GA 30346 United States	(4)(7)(11)	SOFR + 6.00%	11.65%		2/26/2027			110,998	109,832	108,174	0.41%
Great Day Improvements, LLC	700 East Highland Road, Macedonia,OH 44056 United States	(4)(10)	SOFR + 6.25%	11.93%		12/29/2027			179,750	177,207	179,750	0.69%
Jacuzzi Brands, LLC	3925 City Center Drive Suite 200, Chino Hills, CA 91709 United States	(4)(11)	SOFR + 6.00%	11.39%		2/25/2025			46,161	45,957	41,660	0.16%
Jacuzzi Brands, LLC	3925 City Center Drive Suite 200, Chino Hills, CA 91709 United States	(4)(10)	SOFR + 6.00%	11.39%		2/25/2027			202,910	201,137	183,126	0.70%
Jacuzzi Brands, LLC	3925 City Center Drive Suite 200, Chino Hills, CA 91709 United States	(4)(10)	SOFR + 6.00%	11.39%		2/25/2025			6,733	6,703	6,076	0.02%
Kodiak BP, LLC	1745 Shea Center Drive Suite 130, Highlands Ranch, CO 80129 United States	(10)	SOFR + 3.25%	8.90%		3/12/2028			40,492	40,297	40,492	0.15%
L&S Mechanical Acquisition, LLC	1101 E Arapaho Rd, Suite 190, Richardson, TX 75081 United States	(4)(10)	SOFR + 7.75%	13.20 (incl. 2.00 PIK	% % )	9/1/2027			113,313	111,848	106,515	0.41%
Lindstrom, LLC	2950 100th Court Northeast, Blaine, MN 55449 United States	(4)(11)	SOFR + 6.25%	11.68%		4/7/2025			148,923	146,811	147,434	0.56%
Mi Windows and Doors, LLC	650 West Market Street, Gratz, PA 17030 United States	(9)	SOFR + 3.50%	8.92%		12/18/2027			5,503	5,512	5,518	0.02%
Oscar AcquisitionCo LLC	5005 LBJ Freeway, Suite 1050, Dallas, TX 75244 United States	(9)	SOFR + 4.50%	9.99%		4/29/2029			3,477	3,366	3,457	0.01%
The Chamberlain Group, Inc.	300 Windsor Drive, Oak Brook, IL 60523 United States	(9)	SOFR + 3.25%	8.67%		11/3/2028			25,273	25,085	24,932	0.10%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 9/30/2023	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
Windows Acquisition Holdings, Inc.	235 Sunshine Road Royal, AR 71968 United States	(4)(11)	SOFR + 6.50%	12.04%	12/29/2026			5 6,265	55,652	56,265	0.22%

									1,093,167	1,057,876	4.04%
Capital Markets
Advisor Group Holdings, Inc.	20 East Thomas Road, Phoenix, AZ 85012 United States	(8)	SOFR + 4.50%	9.82%	8/17/2028			7,138	7,084	7,143	0.03%
AllSpring Buyer, LLC	P.O. Box 219967, Kansas City, MO 64121 United States	(6)(9)	SOFR + 3.00%	8.95%	11/1/2028			2,955	2,968	2,931	0.01%
Clipper Acquisitions Corp.	865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017 United States	(8)	SOFR + 1.75%	7.19%	3/3/2028			2,000	1,993	1,990	0.01%
FFML Holdco Ltd	Private Bag 93502, Takapuna, Auckland 0740, New Zealand	(4)(6)(8)	B + 6.25%	11.95%	11/30/2028		NZD	39,278	23,765	23,128	0.09%
Focus Financial Partners LLC	875 3rd Avenue, 28th Floor New York, NY 10022 United States	(9)	SOFR + 3.50%	8.82%	6/30/2028			7,000	6,956	7,002	0.03%
Focus Financial Partners LLC	875 3rd Avenue, 28th Floor New York, NY 10022 United States	(9)	SOFR + 3.25%	8.57%	6/30/2028			1,990	1,973	1,987	0.01%
Focus Financial Partners LLC	875 3rd Avenue, 28th Floor New York, NY 10022 United States	(9)	SOFR + 2.50%	7.82%	6/30/2028			2,000	2,000	1,997	0.01%
Resolute Investment Managers, Inc.	220 E. Las Colinas Blvd., Suite 1200, Irving, Texas 75039 United States	(5)(11)	SOFR + 4.25%	9.79%	4/30/2024			5,988	5,992	3,778	0.01%
Situs-AMC Holdings Corporation	5065 Westheimer Suite 700E, Houston, TX 77056 United States	(4)(11)	SOFR + 5.50%	10.99%	12/22/2027			12,118	12,033	11,997	0.05%
Superannuation And Investments US, LLC	Ground Floor Tower 1 201 Sussex Street Sydney,NSW,2000 Australia	(6)(9)	SOFR + 3.75%	9.18%	12/1/2028			13,194	13,126	13,194	0.05%
The Edelman Financial Engines Center, LLC	600 Travis, Suite 5800, Houston, Texas 77002 United States	(10)	SOFR + 3.50%	8.94%	4/7/2028			18,511	18,477	18,346	0.07%

									96,367	93,493	0.37%
Chemicals
DCG Acquisition Corp.	45 Rockefeller Plaza 20th Floor, New York, NY 10111 United States	(8)	SOFR + 4.50%	9.92%	9/30/2026			4,912	4,920	4,883	0.02%
Geon Performance Solutions, LLC	25777 Detroit Road Suite 202, Westlake, OH 44145 United States	(10)	SOFR + 4.75%	10.40%	8/18/2028			3,625	3,605	3,584	0.01%
Hyperion Materials & Technologies, Inc.	6325 Huntley Road, Worthington, OH 43229 United States	(9)	SOFR + 4.25%	9.93%	8/30/2028			17,563	17,518	17,552	0.07%
Olympus Water US Holding Corp.	360 North Crescent Drive, Beverly Hills, CA 90210 United States	(9)	SOFR + 3.75%	9.40%	11/9/2028			5,527	5,516	5,461	0.02%
Oxea Corporation	15375 Memorial Drive, West Memorial Place I, Suite 300, Houston, TX 77079 United States	(6)(8)	SOFR + 3.50%	8.93%	10/14/2024			6	6	6	0.00%

									31,565	31,486	0.12%
Commercial Services & Supplies
Access CIG, LLC	6818 A Patterson Pass Road, Livermore CA 94550 United States	(9)	SOFR + 5.00%	10.32%	8/18/2028			29,401	29,056	29,071	0.11%
Allied Universal Holdco, LLC	1551 North Tustin Avenue Suite 650, Santa Ana, CA 92705 United States	(9)	SOFR + 3.75%	9.17%	5/12/2028			41,254	41,188	39,915	0.15%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 9/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Anticimex, Inc.	400 Connell Drive Suite 1300, Berkeley Heights, NJ 07922 United States	(6)(9)	SOFR + 3.15%	8.45%	11/16/2028		11,795	11,760	11,732	0.04%
APX Group, Inc.	4931 North 300 West, Provo, UT, 84604 United States	(6)(9)	SOFR + 3.25%	8.69%	7/10/2028		17,434	17,404	17,453	0.07%
Bazaarvoice, Inc.	338 Pier Avenue, Hermosa Beach CA 90254 United States	(4)(7)(8)	SOFR + 5.75%	10.47%	5/7/2028		365,653	365,653	365,653	1.40%
Belfor Holdings, Inc.	185 Oakland Avenue Suite 300, Birmingham, MI 48009 United States	(8)	SOFR + 4.00%	9.43%	4/6/2026		4,873	4,884	4,883	0.02%
CFS Brands, LLC	4711 E. Hefner Rd. Oklahoma City, OK 73131 United States	(4)(7)(11)	SOFR + 6.00%	11.31%	10/2/2030		201,608	196,753	196,753	0.75%
DG Investment Intermediate Holdings 2, Inc.	One Commerce Drive, Schaumburg, Illinois 60173 United States	(10)	SOFR + 4.75%	10.07%	3/31/2028		8,088	8,023	8,038	0.03%
DG Investment Intermediate Holdings 2, Inc.	One Commerce Drive, Schaumburg, Illinois 60173 United States	(10)	SOFR + 3.75%	9.18%	3/31/2028		37,784	37,814	37,205	0.14%
Divisions Holding Corp.	1 Riverfront Place Suite 500, Newport, KY 41071 United States	(10)	SOFR + 4.75%	10.18%	5/27/2028		9,721	9,651	9,690	0.04%
EAB Global, Inc.	2008 Saint Johns Ave, Washington DC 20037 United States	(9)	SOFR + 3.50%	8.87%	8/16/2028		4,913	4,895	4,885	0.02%
Foundational Education Group, Inc.	4500 East West Highway Suite 300, Bethesda,MD,20814 United States	(9)	SOFR + 4.25%	9.88%	8/31/2028		8,983	8,920	8,436	0.03%
Garda World Security Corp.	1390 Barre Street, Montreal QC H3C 1N4 Canada	(6)(8)	SOFR + 4.25%	9.75%	10/30/2026		12,000	12,023	12,012	0.05%
Garda World Security Corp.	1390 Barre Street, Montreal QC H3C 1N4 Canada	(6)(8)	SOFR + 4.25%	9.75%	2/1/2029		9,120	9,051	9,130	0.03%
Iris Buyer, LLC	1501 Yamato Road, Boca Raton, FL 33431 United States	(4)(7)(11)	SOFR + 6.25%	11.64%	10/2/2030		55,093	53,253	53,145	0.20%
Java Buyer, Inc.	191 4th St W Ketchum, ID, 83340 United States	(4)(10)	SOFR + 5.75%	11.26%	12/15/2027		133,893	132,016	132,555	0.51%
Java Buyer, Inc.	191 4th St W Ketchum, ID, 83340 United States	(4)(7)(10)	SOFR + 5.75%	11.22%	12/15/2027		48,952	47,972	48,015	0.18%
JSS Holdings, Inc.	180 North Stetson, 29th Floor, Chicago, IL 60601 United States	(4)(10)	SOFR + 6.00%	11.50%	12/18/2028		45,687	45,267	45,687	0.17%
JSS Holdings, Inc.	180 North Stetson, 29th Floor, Chicago, IL 60601 United States	(4)(10)	SOFR + 6.00%	11.31%	12/17/2028		238,655	235,976	238,655	0.91%
Knowledge Pro Buyer, Inc.	Country Squire Lane, Princeton Junction, NJ 8550 United States	(4)(7)(10)	SOFR + 5.75%	11.17%	12/10/2027		51,094	50,310	50,994	0.20%
Knowledge Pro Buyer, Inc.	Country Squire Lane, Princeton Junction, NJ 8550 United States	(4)(7)(10)	P +4.75%	13.25%	12/10/2027		5,028	4,903	5,028	0.02%
KPSKY Acquisition, Inc.	500 Unicorn Park 3rd Floor, Woburn, MA 01801 United States	(4)(10)(18)	SOFR + 5.60%	10.97%	10/19/2028		47,082	46,402	47,082	0.18%
KPSKY Acquisition, Inc.	500 Unicorn Park 3rd Floor, Woburn, MA 01801 United States	(4)(10)(18)	SOFR + 5.60%	10.88%	10/19/2028		20,976	20,596	20,976	0.08%
MaxGen Energy Services Corporation	1690 Scenic Ave, Costa Mesa, CA 92626 United States	(4)(7)(11)	SOFR + 5.50%	10.93%	6/2/2027		84,227	82,845	82,115	0.31%
Onex Baltimore Buyer, Inc.	712 Fifth Avenue New York, NY 10019 United States	(4)(10)(18)	SOFR + 6.00%	10.92%	12/1/2027		187,232	184,607	187,232	0.72%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 9/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Onex Baltimore Buyer, Inc.	712 Fifth Avenue New York, NY 10019 United States	(4)(7)(10)	SOFR + 5.75%	9.94%	12/1/2027		116,735	114,409	115,124	0.44%
PECF USS Intermediate Holding III Corp.	118 Flanders Rd, Westborough, MA 01581 United States	(9)	SOFR + 4.25%	9.88%	12/15/2028		24,769	24,787	19,975	0.08%
Polyphase Elevator Holding Co.	60 Shawmut Road, Suite 1, Canton, MA 02021 United States	(4)(7)(11)	SOFR + 5.50%	10.99%	6/23/2027		5,906	5,852	5,011	0.02%
Polyphase Elevator Holding Co.	60 Shawmut Road, Suite 1, Canton, MA 02021 United States	(4)(11)	SOFR + 5.50%	10.84%	6/23/2027		10,359	10,359	8,883	0.03%
Recycle & Resource US, LLC	305 Parramatta Road Auburn,NSW 2144 Australia	(6)(9)	SOFR + 3.50%	9.15%	7/14/2028		5,128	5,101	4,442	0.02%
Revspring, Inc.	38705 Seven Mile Road Suite 450, Livonia MI 48152 United States	(8)	SOFR + 4.00%	9.65%	10/11/2025		15,165	15,101	14,950	0.06%
The Action Environmental Group, Inc.	451 Frelinghuysen Avenue Newark NJ 07114 United States	(4)(12)	SOFR + 6.15%	11.55%	1/16/2026		1,534	1,505	1,534	0.01%
The Action Environmental Group, Inc.	451 Frelinghuysen Avenue Newark NJ 07114 United States	(4)(12)	SOFR + 6.00%	11.55%	1/16/2026		14,441	14,169	14,441	0.06%
The Action Environmental Group, Inc.	451 Frelinghuysen Avenue Newark NJ 07114 United States	(4)(12)	SOFR + 6.15%	11.56%	1/15/2026		3,989	3,940	3,989	0.02%
The Action Environmental Group, Inc.	451 Frelinghuysen Avenue Newark NJ 07114 United States	(4)(12)	SOFR + 6.43%	11.80%	1/15/2026		4,441	4,387	4,441	0.02%
TRC Companies, Inc (fka Bolt Infrastructure Merger Sub, Inc)	21 Griffin Road North, Windsor, CT 06095 United States	(9)	SOFR + 3.75%	9.18%	12/8/2028		27,139	27,038	26,876	0.10%
USIC Holdings, Inc.	9045 North River Road Suite 300 Indianapolis IN 46240 United States	(10)	SOFR + 3.50%	8.93%	5/12/2028		24,500	24,418	24,140	0.09%
Vaco Holdings, Inc.	5410 Maryland Way, Suite 460, Brentwood, TN, 37027 United States	(10)	SOFR + 5.00%	10.59%	1/21/2029		9,055	9,021	8,736	0.03%
Veregy Consolidated, Inc.	23325 N. 23rd Ave, Suite 120 Phoenix, AZ 85027 United States	(11)	SOFR + 6.00%	11.63%	11/2/2027		20,183	20,216	17,963	0.07%

								1,941,525	1,936,845	7.41%
Construction & Engineering
Aegion Corporation	787 7th Avenue 49th Floor New York NY 10019 United States	(10)	SOFR + 4.75%	10.18%	5/17/2028		16,022	16,000	15,969	0.06%
ASP Endeavor Acquisition, LLC	515 Houston St Ste 500, Fort Worth, TX 76102 United States	(4)(9)	SOFR + 6.50%	12.13%	5/3/2027		35,190	34,769	33,167	0.13%
Brookfield WEC Holdings, Inc.	3259 Progress Drive Suite 126 Orlando, FL 32826, United States	(9)	SOFR + 3.75%	9.07%	8/1/2025		2,970	2,900	2,981	0.01%
COP Home Services TopCo IV, Inc.	3150 E Birch St., Brea, CA 92821, United States	(4)(7)(11)	SOFR + 6.10%	11.47%	12/31/2027		211,646	206,974	211,223	0.81%
Peak Utility Services Group, Inc.	310 Interlocken Parkway Suite 220 Broomfield CO 80021 United States	(4)(11)	SOFR + 5.00%	10.42%	3/2/2028		23,239	23,098	22,891	0.09%
Refficiency Holdings, LLC	1601 Las Plumas Ave San Jose, CA, 95133-1613 United States	(10)	SOFR + 3.75%	9.17%	12/16/2027		11,283	11,221	11,255	0.04%
Thermostat Purchaser III, Inc.	10 Parkway North Suite 100 Deerfield,IL,60015 United States	(4)(7)(10)	SOFR + 4.50%	10.07%	8/31/2028		46,976	46,129	46,703	0.18%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 9/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Tutor Perini Corp.	15901 Olden Street, Sylmar CA 91342 United States	(6)(11)	SOFR + 4.75%	10.18%	8/18/2027		2,599	2,617	2,487	0.01%

								343,708	346,676	1.33%
Construction Materials
White Cap Buyer, LLC	6250 Brook Hollow Parkway, Norcross, Georgia 30071 United States	(9)	SOFR + 3.75%	9.07%	10/19/2027		17,045	17,087	17,033	0.07%
Containers & Packaging
Ascend Buyer, LLC	1111 Busch Parkway, Buffalo Grove, IL 60089, United States	(4)(7)(10)	SOFR + 6.40%	11.94%	10/2/2028		11,444	11,052	11,251	0.04%
Berlin Packaging, LLC	525 West Monroe Street, Chicago IL 60661 United States	(9)	SOFR + 3.75%	9.19%	3/11/2028		15,479	15,462	15,338	0.06%
Charter NEX US, Inc.	1264 East High Street, Milton WI 53563 United States	(10)	SOFR + 3.75%	9.18%	12/1/2027		18,155	18,190	18,015	0.07%
Graham Packaging Co, Inc.	148 Quay Street Floor 9, Auckland Central Auckland, 1010 New Zealand	(10)	SOFR + 3.00%	8.43%	8/4/2027		8,923	8,910	8,916	0.03%
LABL, Inc.	375 Park Avenue 18th Floor New York,NY,10152 United States	(9)	SOFR + 5.00%	10.42%	10/29/2028		7,018	6,940	7,005	0.03%
MAR Bidco Sarl	320 Stewart Rd, Wilkes-Barre, PA 18706 United States	(6)(9)	SOFR + 3.95%	9.25%	7/6/2028		3,868	3,855	3,733	0.01%
Novolex, Inc.	101 E Carolina Ave Hartsville, SC 29550 United States	(9)	SOFR + 4.18%	9.59%	4/13/2029		16,985	16,636	16,778	0.06%
Pretium PKG Holdings, Inc.	15450 South Outer Forty Drive Suite 120 Chesterfield,MO,63017 United States	(9)(17)	SOFR + 4.00%	9.53%	10/2/2028		23,471	23,163	14,561	0.06%
ProAmpac PG Borrower, LLC	12025 Tricon Road, Cincinnati, OH 45246 United States	(10)	SOFR + 3.75%	9.39%	11/3/2025		16,363	16,387	16,310	0.06%
Ring Container Technologies Group, LLC	1 Industrial Park Rd. Oakland, TN 38060 United States	(9)	SOFR + 3.50%	8.93%	8/12/2028		995	991	996	0.00%
TricorBraun Holdings, Inc.	6 CityPlace Drive Suite 1000 Saint Louis MO 63141 United States	(9)	SOFR + 3.25%	8.68%	3/3/2028		7,126	7,089	7,004	0.03%
Trident TPI Holdings, Inc.	460 Swedesford Rd Wayne, PA 19087 United States	(9)	SOFR + 4.00%	9.65%	9/15/2028		16,017	15,976	15,986	0.06%

								144,651	135,893	0.51%
Distributors
BP Purchaser, LLC	2650 Galvin Dr, Elgin, IL 60124, United States	(4)(10)	SOFR + 5.50%	11.17%	12/10/2028		7,900	7,783	7,702	0.03%
Bution Holdco 2, Inc.	907 S. Detroit Ave Tulsa, OK 74120 United States	(4)(11)	SOFR + 6.25%	11.72%	10/17/2025		5,661	5,611	5,661	0.02%
Dana Kepner Company, LLC	700 Alcott St. Denver, CO 80204 United States	(4)(11)	SOFR + 6.00%	11.55%	12/29/2026		80,588	79,424	80,185	0.31%
Genuine Cable Group, LLC	50 Broadway, Hawthorne, NY 10532, United States	(4)(10)	SOFR + 5.50%	10.92%	11/2/2026		30,031	29,559	29,431	0.11%
Marcone Yellowstone Buyer, Inc.	One City Place Ste 400 St Louis MO 63141, United States	(4)(7)(10)	SOFR + 6.50%	12.04%	6/23/2028		15,691	15,150	14,620	0.06%
Marcone Yellowstone Buyer, Inc.	One City Place Ste 400 St Louis MO 63141, United States	(4)(10)	SOFR + 6.25%	11.64%	6/23/2028		26,456	26,099	24,868	0.10%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 9/30/2023	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
NDC Acquisition Corp.	402 BNA Drive, Suite 500, Nashville, TN 37217 United States	(4)(11)	SOFR + 5.75%	11.24%	3/9/2027			21,938	21,592	21,663	0.08%
NDC Acquisition Corp.	402 BNA Drive, Suite 500, Nashville, TN 37217 United States	(4)(7)(11)	SOFR + 5.75%	11.00%	3/9/2027			514	460	471	0.00%
Tailwind Colony Holding Corporation	269 South Lambert Road Orange, CT 06512 United States	(4)(11)	SOFR + 6.60%	11.97%	5/13/2026			9,182	8,928	8,999	0.03%
Tailwind Colony Holding Corporation	269 South Lambert Road Orange, CT 06512 United States	(4)(11)	SOFR + 6.60%	11.97%	11/13/2024			18,274	18,143	17,909	0.07%
Tailwind Colony Holding Corporation	269 South Lambert Road Orange, CT 06512 United States	(4)(11)	SOFR + 6.50%	11.97%	11/13/2024			55,489	54,984	54,379	0.21%
Unified Door & Hardware Group, LLC	1650 Suckle Highway Pennsauken, NJ 08110 United States	(4)(11)	SOFR + 5.85%	11.24%	6/30/2025			64,366	63,588	62,435	0.24%

									331,321	328,323	1.26%
Diversified Consumer Services
Ascend Learning, LLC	11161 Overbrook Road, Leawood, KS, 66211, United States	(9)	SOFR + 3.50%	8.92%	12/11/2028			20,666	20,332	19,763	0.08%
BPPH2 Limited	One Wood Street, London, EC2V 7WS	(4)(6)(8)	S + 6.87%	12.06%	3/2/2028		GBP	40,700	55,323	49,319	0.19%
Cambium Learning Group, Inc.	17855 North Dallas Parkway, Suite 400, Dallas, TX 75287, United States	(4)(7)(10)	SOFR + 5.50%	10.93%	7/20/2028			951,139	944,615	951,139	3.64%
Colibri Group, LLC	218 Liberty St, Warren, PA, 16365, United States	(10)	SOFR + 5.00%	10.45%	3/12/2029			9,872	9,795	9,760	0.04%
Dreambox Learning Holding, LLC	301 Commerce Street, Suite 3300, Fort Worth, TX, 76102, United States	(4)(10)	SOFR + 6.25%	11.63%	12/1/2027			135,213	133,328	135,213	0.52%
EM Bidco Limited	1181 Trapp Road St Paul, MN 55121 United States	(6)(9)	SOFR + 4.25%	9.74%	7/6/2029			7,479	7,409	7,410	0.03%
Endeavor Schools Holdings LLC	9350 South Dixie Highway, Suite 950, Miami, Florida 33156 United States	(4)(7)(11)	SOFR + 6.25%	11.56%	7/18/2029			47,535	46,132	46,083	0.18%
Go Car Wash Management Corp.	9801 Troup Ave, Kansas City, Kansas 66111, United States	(4)(11)	SOFR + 6.25%	11.67%	12/31/2026			41,856	41,269	40,810	0.16%
Go Car Wash Management Corp.	9801 Troup Ave, Kansas City, Kansas 66111, United States	(4)(7)(11)	SOFR + 6.25%	11.45%	12/31/2026			48,475	46,336	46,309	0.18%
Groundworks, LLC	1741 Corporate Landing Pkwy, Virginia Beach , VA 23454, United States	(4)(7)(11)	SOFR + 6.50%	11.81%	3/14/2030			751	728	739	0.00%
Pre-Paid Legal Services, Inc.	1 Pre-Paid Way, Ada OK 74820 United States	(9)	SOFR + 3.50%	8.93%	12/15/2028			15,776	15,674	15,648	0.06%
Spring Education Group, Inc.	1999 S Bascom Ave, Suite 400 Campbell, CA 95008 United States	(4)(8)	SOFR + 4.50%	9.89%	9/29/2030			13,785	13,613	13,613	0.05%
Sunshine Cadence Holdco, LLC	90 Clubhouse Rd Woodmere, NY, 11598-1905 United States	(4)(7)(10)	SOFR + 6.50%	11.80%	3/23/2027			800	781	800	0.00%
Sunshine Cadence Holdco, LLC	90 Clubhouse Rd Woodmere, NY, 11598-1905 United States	(4)(8)	SOFR + 4.25%	9.90%	3/23/2027			39,291	37,063	38,309	0.15%
TruGreen Limited Partnership	860 Ridge Lake Blvd, Memphis TN 38120 United States	(10)	SOFR + 4.00%	9.42%	11/2/2027			1,446	1,452	1,378	0.01%
University Support Services, LLC	3500 Sunrise Hwy, Great River, NY 11739 United States	(9)	SOFR + 3.25%	8.67%	2/10/2029			9,860	9,822	9,791	0.04%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 9/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Weld North Education, LLC	3 Columbus Circle Suite 2405 New York NY 10019 United States	(9)	SOFR + 3.75%	9.18%	12/21/2027		15,242	15,199	14,974	0.06%

								1,398,871	1,401,058	5.39%
Diversified Financial Services
Barbri Holdings, Inc.	12222 Merit Drive, Suite 1340, Dallas, TX 75251 United States	(4)(10)	SOFR + 5.75%	11.17%	4/28/2028		128,095	126,493	126,173	0.48%
Comet Acquisition, Inc.	251 Little Falls Drive, Wilmington, DE 19808 United States	(9)	SOFR + 4.25%	9.77%	10/24/2025		15,710	15,570	15,681	0.06%
Lereta, LLC	1123 Parkview Drive Covina,CA,91724 United States	(10)	SOFR + 5.00%	10.43%	7/30/2028		29,232	29,029	23,849	0.09%
Mitchell International, Inc.	6220 Greenwich Drive, San Diego CA 92122 United States	(9)	SOFR + 3.75%	9.18%	10/15/2028		66,540	65,967	65,561	0.25%
More Cowbell II, LLC	545 Boylston Street, 6th Floor, Boston, MA 02116 United States	(4)(7)(10)	SOFR + 6.25%	11.73%	9/1/2030		19,991	19,470	19,464	0.07%
More Cowbell II, LLC	545 Boylston Street, 6th Floor, Boston, MA 02116 United States	(4)(7)(10)	SOFR + 6.25%	11.73%	9/1/2029		557	488	487	0.00%
Polaris Newco, LLC	1500 Solana Blvd, Ste 6300 Roanoke, TX 76262-1713	(9)	SOFR + 4.00%	9.43%	6/2/2028		32,920	32,639	31,603	0.12%
Sedgwick Claims Management Services, Inc.	8125 Sedgwick Way, Memphis TN 38125 United States	(6)(8)	SOFR + 3.75%	9.07%	2/24/2028		5,225	5,179	5,221	0.02%
SelectQuote, Inc.	6800 West 115th Street Suite 2511 Overland Park KS 66211 United States	(4)(5)(10)	SOFR + 8.00%	13.43% (incl. 2.00% PIK)	11/5/2024		272,458	272,176	245,212	0.94%

								567,011	533,251	2.03%
Diversified Telecommunication Services
Numericable US, LLC	5, rue Eugène Ruppert L—2453 Luxembourg LU	(6)(8)	SOFR + 5.50%	10.81%	8/15/2028		22,694	22,290	20,609	0.08%
Point Broadband Acquisition, LLC	617 E. Lake St. Stanton, MI 48888 United States	(4)(11)	SOFR + 6.00%	11.37%	10/1/2028		159,145	156,302	159,145	0.61%
Point Broadband Acquisition, LLC	617 E. Lake St. Stanton, MI 48888 United States	(4)(11)	SOFR + 6.00%	11.51%	10/1/2028		72,554	71,306	72,554	0.28%
Zacapa, LLC	4 E Pennslyvania Ave, Pen Argyl, 18072, PA, United States	(6)(9)	SOFR + 4.00%	9.39%	3/22/2029		6,036	6,027	6,002	0.02%

								255,925	258,310	0.99%
Electric Utilities
Qualus Power Services Corp.	4040 Rev Drive Cincinatti, OH 45232 United States	(4)(11)	SOFR + 5.00%	10.52%	3/26/2027		50,581	49,884	48,810	0.19%
Qualus Power Services Corp.	4040 Rev Drive Cincinatti, OH 45232 United States	(4)(7)(11)	SOFR + 5.75%	11.17%	3/26/2027		18,979	18,120	18,249	0.07%
Tiger Acquisition, LLC	8653 East Highway 67, Alvarado, TX 76009 United States	(4)(6)(9)	SOFR + 3.25%	8.67%	6/1/2028		2,000	1,985	1,979	0.01%

								69,989	69,038	0.27%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 9/30/2023	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
Electrical Equipment
Emergency Power Holdings, LLC	44 S Commerce Way, Bethlehem, PA 18017 United States	(4)(7)(11)	SOFR + 5.50%	10.89%	8/17/2028			198,286	195,230	197,792	0.76%
Madison IAQ, LLC	500 W Madison St #3890, Chicago IL United States	(9)	SOFR + 3.25%	8.69%	6/21/2028			40,146	39,798	39,561	0.15%
Shoals Holdings, LLC	1400 Shoals Way Portland, TN 37148 United States	(4)(11)	SOFR + 5.75%	11.27%	11/25/2026			11,176	11,025	11,176	0.04%

									246,053	248,529	0.95%
Electronic Equipment, Instruments & Components
Albireo Energy, LLC	3 Ethel Road, Suite 300, Edison, NJ 08817 United States	(4)(11)	SOFR + 6.00%	11.50%	12/23/2026			25,320	25,045	22,915	0.09%
Albireo Energy, LLC	3 Ethel Road, Suite 300, Edison, NJ 08817 United States	(4)(11)	SOFR + 6.00%	11.45%	12/23/2026			1,949	1,937	1,764	0.01%
Albireo Energy, LLC	3 Ethel Road, Suite 300, Edison, NJ 08817 United States	(4)(11)	SOFR + 6.00%	11.37%	12/23/2026			7,600	7,549	6,878	0.03%
CPI Intermediate Holdings Inc	580 Skylane Blvd, Santa Rosa, CA, 95403, United States	(4)(7)(10)	SOFR + 5.50%	10.87%	10/8/2029			463,359	453,962	450,660	1.72%
Infinite Bidco, LLC	17792 Fitch, Irvine, CA 92614 United States	(9)	SOFR + 3.75%	9.18%	3/2/2028			11,991	11,973	11,796	0.05%
Presidio, Inc.	1 Penn Plaza Suite 2832, New York, NY, 10119, United States	(8)	SOFR + 3.50%	8.97%	1/22/2027			2,181	2,182	2,181	0.01%

									502,648	496,194	1.91%
Energy Equipment & Services
Abaco Energy Technologies, LLC	1999 Bryan Street, Suite 900, Dallas TX 75201 United States	(4)(13)	SOFR + 7.00%	12.41%	10/4/2024			4,824	4,724	4,824	0.02%
ISQ Hawkeye Holdco, Inc.	10640 Company Highway D20 Alden, IA 50006 United States	(4)(5)(7)(10)	SOFR + 6.00%	11.38%	8/17/2029			8,468	8,269	8,438	0.03%
Tetra Technologies, Inc.	24955 Interstate 45 North The Woodlands TX 77380 United States	(4)(6)(11)	SOFR + 6.25%	11.67%	9/10/2025			22,793	22,278	22,793	0.09%

									35,271	36,055	0.14%
Entertainment
CE Intermediate I, LLC	455 Delta Ave Fl 3 Cincinnati,OH,45226 United States	(9)	SOFR + 3.50%	9.02%	11/10/2028			7,661	7,605	7,592	0.03%
Recorded Books, Inc.	270 Skipjack Road, Prince Frederick MD 20678 United States	(8)	SOFR + 4.00%	9.32%	8/29/2025			6,787	6,793	6,797	0.03%

									14,398	14,389	0.06%
Food Products
Quantum Bidco, Ltd.	12 St James’s Square, St. James’s, London SW1Y 4LB	(6)(8)	S + 5.75%	11.22%	1/29/2028		GBP	18,500	24,714	20,662	0.08%
Snacking Investments US, LLC	2 Henry St, North City, Dublin 1, D01 C3Y9, Ireland	(6)(11)	SOFR + 4.00%	9.32%	12/18/2026			4,894	4,915	4,896	0.02%

									29,629	25,558	0.10%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)		Maturity Date	% of Class Held as of 9/30/2023	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
Ground Transportation
Quality Distribution LLC	1208 East Kennedy Boulevard, Suite 132, Tampa, FL 33602 United States	(4)(7)(11)	SOFR + 6.75%	12.08%		6/30/2028			675	531	261	0.00%
Quality Distribution LLC	1208 East Kennedy Boulevard, Suite 132, Tampa, FL 33602 United States	(4)(11)	SOFR + 6.38%	11.81%		7/1/2028			6,891	6,752	6,754	0.03%

										7,283	7,015	0.03%
Health Care Equipment & Supplies
Advancing Eyecare Center, Inc.	11825 Central Parkway Jacksonville FL 32224 United States	(4)(7)(9)	SOFR + 5.75%	11.29%		6/13/2029			25,126	24,574	24,234	0.09%
Auris Luxembourg III Sarl	23 Rue Aldringen, Luxembourg, L-1118, Luxembourg	(6)(7)(8)	L + 3.75%	9.12%		2/27/2026			10,001	9,976	9,598	0.04%
Bamboo US BidCo LLC	1 Baxter Pkwy, Deerfield, IL 60015 United States	(4)(6)(7)(11)	SOFR + 6.00%	11.32%		9/30/2030			30,134	28,971	28,971	0.11%
Bamboo US BidCo LLC	1 Baxter Pkwy, Deerfield, IL 60015 United States	(4)(6)(11)	E + 6.00%	9.86%		9/30/2030		EUR	70,854	72,768	72,767	0.28%
CPI Buyer, LLC	300 North LaSalle Drive, Suite 5600, Chicago, IL, 60654, United States	(4)(7)(10)	SOFR + 5.50%	11.18%		11/1/2028			170,770	168,076	164,214	0.63%
Egrotron Acquisition, LLC	1181 Trapp Road St Paul, MN 55121 United States	(4)(10)	SOFR + 5.75%	11.17%		7/6/2028			67,196	66,129	66,524	0.25%
GCX Corporation Buyer, LLC	3875 Cypress Drive, Petaluma, CA 94954, United States	(4)(10)	SOFR + 5.50%	10.92%		9/13/2028			194,040	191,294	190,159	0.73%
GCX Corporation Buyer, LLC	3875 Cypress Drive, Petaluma, CA 94954, United States	(4)(10)	SOFR + 5.50%	11.02%		9/13/2028			49,129	48,526	48,146	0.18%
Natus Medical Incorporated	3150 Pleasant View Road, Middleton, WI 53562 United States	(4)(9)	SOFR + 5.50%	11.04%		7/20/2029			49,625	46,730	46,648	0.18%
Natus Medical Incorporated	3150 Pleasant View Road, Middleton, WI 53562 United States	(4)(7)(9)	SOFR + 4.75%	10.18%		7/21/2027			3,463	3,356	2,892	0.01%
Resonetics, LLC	800 Boylston Street Suite 3325 Boston MA 02199 United States	(10)	SOFR + 4.00%	9.63%		4/28/2028			66,135	65,400	65,131	0.25%
Sunshine Luxembourg VII S.à r.l, LLC	26A Blvd Royal, Luxembourg, L-2449 Luxembourg	(6)(10)	SOFR + 3.75%	9.24%		10/1/2026			13,800	13,828	13,795	0.05%

										739,628	733,079	2.80%
Health Care Providers & Services
123Dentist, Inc.	4321 Still Creek Dr suite 200, Burnaby, BC V5C 6S7, Canada	(4)(6)(7)(10)	C + 5.50%	10.88%		8/10/2029		CAD	207,196	157,502	143,807	0.55%
ACI Group Holdings, Inc.	629 Davis Drive, Suite 300, Morrisville, NC 27560, United States	(4)(7)(10)	SOFR + 5.50%	10.92 (incl. 1.25 PIK	% % )	8/2/2028			107,587	105,214	105,663	0.40%
ADCS Clinics Intermediate Holdings, LLC	151 Southhall Lane Suite 300 Maitland FL 32751 United States	(4)(7)(11)	SOFR + 6.50%	11.87%		5/7/2027			11,876	11,717	11,695	0.04%
ADCS Clinics Intermediate Holdings, LLC	151 Southhall Lane Suite 300 Maitland FL 32751 United States	(4)(11)	SOFR + 6.50%	11.90%		5/7/2027			8,669	8,577	8,583	0.03%
ADCS Clinics Intermediate Holdings, LLC	151 Southhall Lane Suite 300 Maitland FL 32751 United States	(4)(7)(11)	SOFR + 6.50%	11.95%		5/7/2026			669	628	591	0.00%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)		Maturity Date	% of Class Held as of 9/30/2023	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
ADMI Corp.	299 Park Avenue 34th Floor New York NY 10171 United States	(9)	SOFR + 3.75%	9.18%		12/23/2027			46,164	45,962	43,180	0.17%
Amerivet Partners Management, Inc.	520 Madison Avenue, New York, NY 10022 United States	(4)(5)(7)(10)	SOFR + 5.50%	11.04%		2/25/2028			30,137	29,300	28,402	0.11%
AMGH Holding Corp.	209 Highway 121 Bypass Suite 21 Lewisville, TX 75067 United States	(11)	SOFR + 4.25%	9.88%		3/14/2025			11,524	11,533	8,096	0.03%
Canadian Hospital Specialties Ltd.	676 North Michigan Avenue Suite 3300 Chicago IL 60611 United States	(4)(6)(11)	C + 4.50%	9.87%		4/14/2028		CAD	10,169	8,049	7,447	0.03%
Canadian Hospital Specialties Ltd.	676 North Michigan Avenue Suite 3300 Chicago IL 60611 United States	(4)(6)(7)(10)	C + 4.50%	9.88%		4/15/2027		CAD	4,883	3,803	7,058	0.03%
Canadian Hospital Specialties Ltd.	676 North Michigan Avenue Suite 3300 Chicago IL 60611 United States	(4)(6)(11)	C + 4.50%	10.01%		4/14/2028		CAD	4,689	3,716	3,426	0.01%
Caramel Bidco Limited	Western House Broad Lane, Yate, Bristol, England, BS37 7LD	(4)(6)(8)	S + 6.00%	10.43%		2/24/2029		GBP	60,000	78,406	69,248	0.26%
Caramel Bidco Limited	Western House Broad Lane, Yate, Bristol, England, BS37 7LD	(4)(6)(8)	S + 6.00%	11.19%		2/24/2029		GBP	2,265	3,007	2,613	0.01%
Caramel Bidco Limited	Western House Broad Lane, Yate, Bristol, England, BS37 7LD	(4)(6)(8)	E + 6.00%	9.78%		2/24/2029		EUR	14,000	15,603	13,998	0.05%
Caramel Bidco Limited	Western House Broad Lane, Yate, Bristol, England, BS37 7LD	(4)(6)(8)	SOFR + 6.00%	11.30%		2/24/2029			6,125	6,338	5,788	0.02%
CCBlue Bidco, Inc.	1148 Main St Saint Helena, CA, 94574-2013 United States	(4)(7)(10)	SOFR + 6.25%	11.60 (incl. 2.75 PIK	% % )	12/21/2028			505,844	498,149	468,499	1.79%
Covenant Surgical Partners, Inc.	401 Commerce Street Suite 600 Nashville TN 37219 United States	(8)	SOFR + 4.00%	9.37%		7/1/2026			2,932	2,901	2,404	0.01%
DCA Investment Holdings, LLC	6240 Lake Osprey Drive, Sarasota, FL 34240 United States	(4)(10)	SOFR + 6.41%	11.80%		4/3/2028			8,379	8,299	8,232	0.03%
DCA Investment Holdings, LLC	6240 Lake Osprey Drive, Sarasota, FL 34240 United States	(4)(7)(10)	SOFR + 6.50%	11.87%		4/3/2028			9,899	9,644	9,724	0.04%
DCA Investment Holdings, LLC	6240 Lake Osprey Drive, Sarasota, FL 34240 United States	(4)(10)	SOFR + 6.41%	11.65%		4/3/2028			17,097	17,032	16,798	0.06%
Epoch Acquisition, Inc.	4600 Lena Drive Mechanicsburg, PA 17055 United States	(4)(11)	SOFR + 6.00%	11.55%		10/4/2026			28,899	28,899	28,610	0.11%
Global Medical Response, Inc.	6363 S Fiddlers Green Circle 14th floor Greenwood Village CO 80111 United States	(11)	SOFR + 4.25%	9.78%		10/2/2025			34,028	34,077	23,905	0.09%
Jayhawk Buyer, LLC	8717 West 110th Street, Suite 300 Overland Park, KS 66210 United States	(4)(11)	SOFR + 5.00%	10.50%		10/15/2026			272,929	269,648	264,741	1.01%
LifePoint Health, Inc.	330 Seven Springs Way, Brentwood TN 37027 United States	(8)	SOFR + 3.75%	9.38%		11/16/2025			14,539	14,513	14,532	0.06%
Medical Knowledge Group, LLC	One World Trade Center 285 Fulton Street, 84th Floor New York, NY 10007 United States	(4)(10)	SOFR + 5.75%	11.17%		2/1/2029			162,472	159,994	161,253	0.62%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 9/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Medical Knowledge Group, LLC	One World Trade Center 285 Fulton Street, 84th Floor New York, NY 10007 United States	(4)(10)	SOFR + 5.75%	11.27%	2/1/2029		21,745	21,165	21,582	0.08%
Midwest Physician Administrative Services, LLC	1100 West 31st Street Suite 300 Downers Grove IL 60515 United States	(10)	SOFR + 3.25%	8.90%	3/12/2028		19,036	18,977	17,925	0.07%
Navigator Acquiror, Inc.	311 South Wacker Drive, 64th Floor, Chicago, IL 60606, United States	(4)(9)	SOFR + 5.75%	11.17% (incl. 5.71% PIK)	7/16/2027		402,181	399,856	390,116	1.49%
Navigator Acquiror, Inc.	311 South Wacker Drive, 64th Floor, Chicago, IL 60606, United States	(4)(7)(9)	SOFR + 5.75%	11.18% (incl. 5.72% PIK)	7/16/2027		63,273	62,983	61,374	0.23%
Odyssey Holding Company, LLC	100 Winners Circle Suite 440 Brentwood, TN 37027 United States	(4)(11)	SOFR + 5.75%	11.13%	11/16/2025		59,439	59,205	59,439	0.23%
Odyssey Holding Company, LLC	100 Winners Circle Suite 440 Brentwood, TN 37027 United States	(4)(11)	SOFR + 5.75%	11.14%	11/16/2025		4,211	4,211	4,211	0.02%
Onex TSG Intermediate Corp.	200 Corporate Boulevard, Lafayette LA 70508 United States	(6)(10)	SOFR + 4.75%	10.38%	2/28/2028		22,848	22,721	21,340	0.08%
Pathway Vet Alliance, LLC	4225 Guadalupe Street Austin, TX 78751 United States	(8)	SOFR + 3.75%	9.18%	3/31/2027		30,465	30,299	28,557	0.11%
Pediatric Associates Holding Co., LLC	900 South Pine Island Road Suite 800, Plantation, FL, 33324, United States	(9)	SOFR + 3.25%	8.57%	12/29/2028		6,263	6,211	6,118	0.02%
PetVet Care Centers, LLC	1 Gorham Island, Westport CT 06880 United States	(10)	SOFR + 3.50%	8.92%	2/14/2025		53,982	53,965	53,813	0.21%
Phoenix Guarantor, Inc.	805 N. Whittington Parkway, Louisville, Kentucky 40222 United States	(8)	SOFR + 3.50%	8.93%	3/5/2026		7,804	7,804	7,777	0.03%
Plasma Buyer, LLC	300 North LaSalle Street, Suite 5600. Chicago, Illinois, 60654 United States	(4)(7)(10)	SOFR + 5.75%	11.14%	5/12/2029		90,805	89,067	84,438	0.32%
Plasma Buyer, LLC	300 North LaSalle Street, Suite 5600. Chicago, Illinois, 60654 United States	(4)(7)(10)	SOFR + 5.75%	11.14%	5/12/2028		2,893	2,671	1,917	0.01%
PPV Intermediate Holdings, LLC	4927 NW Front Ave, Portland, OR 97210 United States	(4)(7)(10)	SOFR + 5.75%	11.17%	8/31/2029		126,926	124,683	125,533	0.48%
PSKW Intermediate, LLC	The Crossings at Jefferson Park, 200 Jefferson Park, Whippany, NJ 07981 United States	(4)(11)	SOFR + 6.25%	11.67%	3/9/2026		14,192	14,192	14,192	0.05%
Radnet, Inc.	3830 Park Ave, Edison, NJ 08820 United States	(6)(10)	SOFR + 3.00%	8.43%	4/21/2028		4,813	4,798	4,813	0.02%
Smile Doctors, LLC	295 SE Inner Loop Ste 102 Georgetown, TX, 78626-2141 United States	(4)(7)(10)	SOFR + 5.90%	11.15%	12/23/2028		487,769	479,833	476,974	1.82%
Smile Doctors, LLC	295 SE Inner Loop Ste 102 Georgetown, TX, 78626-2141 United States	(4)(7)(10)	SOFR + 5.90%	11.20%	12/23/2028		22,631	20,213	19,411	0.07%
Snoopy Bidco, Inc.	8039 Beach Blvd, Buena Park, CA United States	(4)(7)(10)	SOFR + 6.75%	12.65%	6/1/2028		623,786	616,195	594,948	2.28%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 9/30/2023	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
SpecialtyCare, Inc.	111 Radio Circle, Mount Kisco NY 10549 United States	(4)(7)(11)	L + 5.75%	11.28%	6/18/2028			68,064	66,588	65,474	0.25%
SpecialtyCare, Inc.	111 Radio Circle, Mount Kisco NY 10549 United States	(4)(7)(11)	SOFR + 5.75%	11.32%	6/18/2028			589	517	339	0.00%
Stepping Stones Healthcare Services, LLC	2586 Trailridge Dr E Suite 100, Lafayette, CO, 80026-3111, United States	(4)(10)	SOFR + 5.75%	11.24%	1/2/2029			130,574	128,877	126,004	0.48%
Stepping Stones Healthcare Services, LLC	2586 Trailridge Dr E Suite 100, Lafayette, CO, 80026-3111, United States	(4)(7)(10)	SOFR + 5.75%	11.17%	12/30/2026			3,150	2,858	2,363	0.01%
Stepping Stones Healthcare Services, LLC	2586 Trailridge Dr E Suite 100, Lafayette, CO, 80026-3111, United States	(4)(7)(10)	SOFR + 5.75%	11.05%	1/2/2029			29,733	29,240	28,539	0.11%
Surgery Centers Holdings, Inc.	310, 7 Springs Way Suite 500 Brentwood TN 37027 United States	(6)(10)	SOFR + 3.75%	9.19%	8/31/2026			9,435	9,431	9,456	0.04%
The Fertility Partners, Inc.	Forum 4, Solent Business Park, Parkway South, Whiteley, Fareham, PO15 7AD	(4)(6)(10)	C + 5.75%	11.25%	3/16/2028		CAD	137,302	106,304	93,795	0.36%
The Fertility Partners, Inc.	Forum 4, Solent Business Park, Parkway South, Whiteley, Fareham, PO15 7AD	(4)(6)(7)(10)	C + 5.75%	11.25%	9/16/2027		CAD	8,688	6,671	5,781	0.02%
The Fertility Partners, Inc.	Forum 4, Solent Business Park, Parkway South, Whiteley, Fareham, PO15 7AD	(4)(6)(10)	SOFR + 5.75%	11.29%	3/16/2028			38,513	37,940	35,624	0.14%
The Fertility Partners, Inc.	Forum 4, Solent Business Park, Parkway South, Whiteley, Fareham, PO15 7AD	(4)(6)(10)	P + 4.75%	13.25%	3/16/2028			7,645	7,626	7,072	0.03%
The GI Alliance Management, LLC	8267 Elmbrook Drive, Ste. 200 Dallas, TX 75247 United States	(4)(11)	SOFR + 6.25%	11.77%	9/15/2028			315,005	307,188	313,430	1.20%
TTF Holdings, LLC	2222 West Grand River Ave, Suite A, Okemos, MI 48864 United States	(10)	SOFR + 4.00%	9.43%	3/31/2028			4,006	3,987	4,009	0.02%
U.S. Anesthesia Partners, Inc.	12222 Merit Dr Ste 700 DALLAS TX 75251 United States	(9)	SOFR + 4.25%	9.69%	10/1/2028			16,167	16,122	14,879	0.06%
UMP Holdings, LLC	5669 Peachtree Dunwoody Rd Suite 350, Atlanta, GA 30342 United States	(4)(10)	SOFR + 5.75%	11.06%	7/15/2028			9,621	9,468	9,332	0.04%
UMP Holdings, LLC	5669 Peachtree Dunwoody Rd Suite 350, Atlanta, GA 30342 United States	(4)(7)(10)	SOFR + 5.75%	11.16%	7/15/2028			12,571	12,471	12,150	0.05%
Unified Physician Management, LLC	16 Court St, 14th Floor, Brooklyn, New York 11241, United States	(4)(7)(9)	SOFR + 5.25%	10.57%	6/18/2029			913,001	913,001	913,001	3.49%
US Oral Surgery Management Holdco, LLC	201 E. John Carpenter Freeway Suite 660 Irving, TX 75062 United States	(4)(7)(10)	SOFR + 6.00%	11.48%	11/18/2027			127,120	125,531	124,134	0.47%
US Oral Surgery Management Holdco, LLC	201 E. John Carpenter Freeway Suite 660 Irving, TX 75062 United States	(4)(7)(11)	SOFR + 6.00%	11.35%	11/18/2027			54,163	53,328	52,653	0.20%
Veonet GmbH	Balanstraße 73, Haus 8, 81541 München, Germany	(6)(8)	S + 5.25%	10.44%	3/14/2029		GBP	170,000	218,945	202,205	0.77%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 9/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
WHCG Purchaser III, Inc.	251 Little Falls Drive, Wilmington, DE 19808 United States	(4)(10)	SOFR + 5.75%	11.40%	6/22/2028		103,164	101,838	66,283	0.25%
WHCG Purchaser III, Inc.	251 Little Falls Drive, Wilmington, DE 19808 United States	(4)(7)(10)	SOFR + 5.75%	11.40%	6/22/2026		12,455	12,319	7,991	0.03%

								5,741,810	5,547,285	21.20%
Health Care Technology
athenahealth, Inc.	Arsenal Street, Watertown, MA 02472 United States	(9)	SOFR + 3.25%	8.57%	2/15/2029		36,653	36,338	36,069	0.14%
Caerus US 1, Inc.	450 Lexington Ave, C/O Warburg Pincus LLC; New York; 10017 United States	(4)(6)(10)	SOFR + 5.50%	10.89%	5/25/2029		388,551	382,281	384,666	1.47%
Caerus US 1, Inc.	450 Lexington Ave, C/O Warburg Pincus LLC; New York; 10017 United States	(4)(6)(10)	SOFR + 5.75%	11.14%	5/25/2029		86,379	84,894	86,379	0.33%
Caerus US 1, Inc.	450 Lexington Ave, C/O Warburg Pincus LLC; New York; 10017 United States	(4)(6)(7)(10)	SOFR + 5.75%	11.21%	5/25/2029		31,809	30,965	31,149	0.12%
Caerus US 1, Inc.	450 Lexington Ave, C/O Warburg Pincus LLC; New York; 10017 United States	(4)(6)(7)(10)	SOFR + 5.75%	11.08%	5/25/2029		13,244	12,420	13,244	0.05%
Color Intermediate LLC	3055 Lebanon Pike Suite 1000 Nashville, TN 37214 United States	(4)(10)	SOFR + 5.50%	10.99%	10/4/2029		369,780	361,779	369,780	1.41%
Edifecs, Inc.	756 114th Ave SE, Bellevue, WA 98004 United States	(4)(10)	SOFR + 5.50%	10.99%	9/21/2026		51,474	50,866	51,474	0.20%
Edifecs, Inc.	756 114th Ave SE, Bellevue, WA 98004 United States	(4)(10)	SOFR + 5.50%	10.74%	9/21/2026		69,863	68,983	69,863	0.27%
Edifecs, Inc.	756 114th Ave SE, Bellevue, WA 98004 United States	(4)(11)	SOFR + 7.00%	12.49%	9/21/2026		29,135	29,057	29,427	0.11%
GI Ranger Intermediate, LLC	188 The Embarcadero Suite 700 San Francisco, CA 94105 United States	(4)(7)(10)	SOFR + 5.75%	11.29%	10/29/2028		90,542	89,023	89,953	0.34%
GI Ranger Intermediate, LLC	188 The Embarcadero Suite 700 San Francisco, CA 94105 United States	(4)(7)(10)	SOFR + 5.75%	11.29%	10/29/2027		11,205	11,080	11,117	0.04%
Imprivata, Inc.	10 Maguire Road, Building 1 Suite 125 Lexington MA 02421 United States	(9)	SOFR + 3.75%	9.18%	12/1/2027		2,028	2,031	2,028	0.01%
Neptune Holdings, Inc.	4221 W Boy Scout Blvd, Suite 350, Tampa, FL 33607 United States	(4)(6)(7)(11)	SOFR + 6.00%	11.42%	8/31/2030		15,000	14,580	14,575	0.06%
Netsmart Technologies, Inc.	11100 Nall Avenue, Overland Park KS 66211 United States	(10)	SOFR + 4.00%	9.43%	10/1/2027		13,004	13,049	13,023	0.05%
NMC Crimson Holdings, Inc.	1050 Winter Street, Suite 2700 Waltham, MA 02451 United States	(4)(10)	SOFR + 6.00%	11.40%	3/1/2028		71,173	69,827	71,173	0.27%
NMC Crimson Holdings, Inc.	1050 Winter Street, Suite 2700 Waltham, MA 02451 United States	(4)(7)(10)	SOFR + 6.00%	11.61%	3/1/2028		13,724	13,534	13,463	0.05%
Project Ruby Ultimate Parent Corp.	11711 West 79th Street Lenexa, Kansas 62214 United States	(10)	SOFR + 3.25%	8.68%	3/10/2028		4,693	4,493	4,460	0.02%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 9/30/2023	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
RPBLS Midco, LLC	541 Buttermilk Pike, Suite 401, Crescent Springs, KY 41017 United States	(4)(10)	SOFR + 5.75%	11.10%	4/1/2028			165,567	163,334	165,567	0.63%
Verscend Holding Corp.	201 Jones Road 4th Floor Waltham MA 02451 United States	(8)	SOFR + 4.00%	9.43%	8/27/2025			30,247	30,279	30,293	0.12%
Waystar Technologies, Inc.	2055 Sugarloaf Circle Suite 600 Duluth GA 30097 United States	(8)	SOFR + 4.00%	9.43%	10/22/2026			12,321	12,333	12,350	0.05%

									1,481,146	1,500,053	5.74%
Hotels, Restaurants & Leisure
Alterra Mountain Company	3501 Wazee Street, Denver CO 80216 United States	(9)	SOFR + 3.50%	8.93%	8/17/2028			6,193	6,202	6,196	0.02%
Century Casinos, Inc.	455 East Pikes Peak Avenue Suite 210, Colorado Springs, CO,80903 ,United States	(6)(10)	SOFR + 6.00%	11.43%	4/2/2029			31,530	31,030	30,821	0.12%
Fertitta Entertainment, LLC	1510 W. Loop South, Houston, Texas 77027 United States	(9)	SOFR + 4.00%	9.32%	1/27/2029			13,495	13,489	13,381	0.05%
Flynn Restaurant Group LP	225 Bush Street Suite 1800 San Francisco,CA,94104 United States	(9)	SOFR + 4.25%	9.68%	12/1/2028			7,586	7,536	7,564	0.03%
IRB Holding Corp.	Three Glenlake Parkway Northeast Atlanta GA 30328 United States	(10)	SOFR + 3.00%	8.42%	12/15/2027			18,635	18,628	18,589	0.07%
Mic Glen, LLC	88 S State St, Hackensack, NJ 07601 United States	(9)	SOFR + 3.25%	8.68%	7/21/2028			12,974	12,960	12,866	0.05%
New Red Finance, Inc.	5707 Blue Lagoon Dr, Miami, FL 33126 United States	(8)	SOFR + 2.25%	7.57%	9/12/2030			2,000	2,000	1,995	0.01%
Scientific Games Holdings LP	1500 Bluegrass Lakes Parkway, Alpharetta, GA 30004 United States	(9)	SOFR + 3.50%	8.77%	4/4/2029			12,346	12,319	12,291	0.05%
Tacala Investment Corp.	3750 Corporate Woods Drive Vestavia Hills, AL 35242 United States	(10)	SOFR + 4.00%	9.43%	2/5/2027			17,894	17,922	17,855	0.07%
Twin River Worldwide Holdings, Inc.	100 Westminster St, Providence, RI 02903 United States	(6)(9)	SOFR + 3.25%	8.84%	10/2/2028			9,651	9,610	9,479	0.04%
Whatabrands LLC	300 Concord Plz, San Antonio, Texas, 78216 United States	(9)	SOFR + 3.00%	8.43%	8/3/2028			9,462	9,406	9,438	0.04%

									141,102	140,475	0.55%
Household Durables
AI Aqua Merger Sub, Inc.	9399 West Higgins Road, Rosemont, IL 60018 United States	(6)(9)	SOFR + 3.75%	9.08%	7/31/2028			32,728	32,370	32,449	0.12%
Industrial Conglomerates
Bettcher Industries, Inc.	6801 State Route 60 Birmingham,OH,44889 United States	(9)	SOFR + 4.00%	9.32%	12/14/2028			7,026	6,973	6,918	0.03%
CEP V Investment 11 Sarl	2 Avenue Charles De Gaulle Luxembourg	(4)(6)(10)	SA + 6.52%	8.23%	2/11/2028		CHF	47,449	47,545	51,846	0.20%
CEP V Investment 11 Sarl	2 Avenue Charles De Gaulle Luxembourg	(4)(6)(10)	E + 6.45%	10.22%	2/23/2028		EUR	54,899	51,611	58,124	0.22%
Engineered Machinery Holdings, Inc.	450 Lexington Avenue New York,NY,10017 United States	(10)	SOFR + 3.50%	9.15%	5/19/2028			11,905	11,866	11,858	0.05%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 9/30/2023	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
Excelitas Technologies Corp.	200 West Street, Waltham MA 02451 United States	(4)(8)	E + 5.75%	9.54%	8/13/2029		EUR	25,134	25,369	26,144	0.10%
Excelitas Technologies Corp.	200 West Street, Waltham MA 02451 United States	(4)(7)(10)	SOFR + 5.75%	11.21%	8/13/2029			162,341	159,577	159,308	0.61%
Excelitas Technologies Corp.	200 West Street, Waltham MA 02451 United States	(4)(7)(10)	SOFR + 5.75%	11.24%	8/12/2028			8,770	8,530	8,511	0.03%
FCG Acquisitions, Inc.	800 Concar Drive, Suite 100, San Mateo, CA 94402 United States	(9)	SOFR + 3.75%	9.40%	3/31/2028			22,999	22,923	22,834	0.09%
SPX Flow, Inc.	13320 Ballantyne Corporate Pla, Charlotte, NC, 28277, United States	(9)	SOFR + 4.50%	9.92%	4/5/2029			8,549	8,249	8,542	0.03%
Vertical US Newco, Inc.	451 Park Avenue South 7th Floor New York, NY 10016 United States	(6)(9)	SOFR + 3.50%	9.38%	7/30/2027			17,755	17,802	17,737	0.07%
Victory Buyer, LLC	50 East 153rd Street Bronx, NY 10451-2104 United States	(9)	SOFR + 3.75%	9.33%	11/19/2028			22,691	22,614	21,424	0.08%

									383,059	393,246	1.51%
Insurance
Alera Group, Inc.	3 Parkway North, Suite 500, Deerfield, IL 60015, United States	(4)(10)	SOFR + 6.00%	11.42%	10/2/2028			63,473	63,011	62,839	0.24%
Alliant Holdings Intermediate, LLC	1301 Dove Street, Suite 200, Newport Beach, CA 92660 United States	(9)	L + 3.50%	8.93%	11/6/2027			4,492	4,490	4,488	0.02%
Amerilife Holdings LLC	2650 McCormick Dr, Clearwater, FL 33759 United States	(4)(10)	SOFR + 5.75%	11.08%	8/31/2029			306,975	301,787	303,906	1.16%
Amerilife Holdings LLC	2650 McCormick Dr, Clearwater, FL 33759 United States	(4)(7)(10)	SOFR + 5.75%	10.99%	8/31/2028			8,119	7,321	7,632	0.03%
Amerilife Holdings LLC	2650 McCormick Dr, Clearwater, FL 33759 United States	(4)(7)(10)	SOFR + 5.75%	10.62%	8/31/2029			51,163	50,079	50,393	0.19%
AssuredPartners, Inc.	200 Colonial Center Parkway Suite 140 Lake Mary FL 32746 United States	(9)	SOFR + 3.50%	8.93%	2/12/2027			17,955	17,838	17,966	0.07%
Baldwin Risk Partners, LLC	4211 W Boy Scout Blvd Suite 800 Tampa FL 33607 United States	(6)(9)	SOFR + 3.50%	8.92%	10/14/2027			9,811	9,786	9,750	0.04%
CFC Underwriting, Ltd.	85 Gracechurch Street, London, United Kingdom, EC3V 0AA	(4)(6)(7)(9)	SOFR + 5.00%	10.30%	5/16/2029			138,161	135,183	137,957	0.53%
Foundation Risk Partners Corp.	1540 Cornerstone Blvd #230, Daytona Beach, FL 32117, United States	(4)(7)(10)	SOFR + 6.00%	11.49%	10/29/2028			27,781	27,355	26,943	0.10%
Foundation Risk Partners Corp.	1540 Cornerstone Blvd #230, Daytona Beach, FL 32117, United States	(4)(7)(10)	SOFR + 6.00%	11.49%	10/30/2028			27,106	26,749	26,311	0.10%
Galway Borrower, LLC	1 California Street, Suite 400, San Francisco, CA 94111 United States	(4)(7)(10)	SOFR + 5.25%	10.74%	9/29/2028			222,252	219,085	217,378	0.83%
High Street Buyer, Inc.	600 Unicorn Park Drive, Suite 208, Woburn, MA 01801 United States	(4)(7)(10)	SOFR + 6.00%	11.54%	4/14/2028			90,758	89,506	90,674	0.35%
High Street Buyer, Inc.	600 Unicorn Park Drive, Suite 208, Woburn, MA 01801 United States	(4)(7)(10)	SOFR + 5.75%	11.29%	4/16/2028			45,256	44,276	44,767	0.17%
Howden Group Holdings Limited	1 Creechurch Place, London, EC3A 5AF United Kingdom	(6)(10)	L + 3.25%	8.69%	11/12/2027			13,392	13,340	13,369	0.05%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 9/30/2023	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
Integrity Marketing Acquisition, LLC	2300 Highland Village Suite 300 Highland Village, TX 75077 United States	(4)(10)	SOFR + 6.05%	11.57%	8/27/2025			80,179	79,650	79,377	0.30%
Integrity Marketing Acquisition, LLC	2300 Highland Village Suite 300 Highland Village, TX 75077 United States	(4)(10)	SOFR + 6.02%	11.28%	8/27/2025			97,081	95,918	96,110	0.37%
Integrity Marketing Acquisition, LLC	2300 Highland Village Suite 300 Highland Village, TX 75077 United States	(4)(7)(10)	SOFR + 6.00%	11.42%	8/27/2025			2,839	2,744	2,771	0.01%
Integrity Marketing Acquisition, LLC	2300 Highland Village Suite 300 Highland Village, TX 75077 United States	(4)(10)	SOFR + 6.02%	11.54%	8/27/2025			72,169	71,612	71,447	0.27%
Integrity Marketing Acquisition, LLC	2300 Highland Village Suite 300 Highland Village, TX 75077 United States	(4)(10)	SOFR + 6.03%	11.55%	8/27/2025			2,322	2,304	2,298	0.01%
NFP Corp.	340 Madison Avenue 20th Floor New York NY 10173 United States	(8)	SOFR + 3.25%	8.68%	2/15/2027			13,491	13,435	13,345	0.05%
PGIS Intermediate Holdings, LLC	5704 Binbranch Ln McKinney, TX, 75071-8475 United States	(4)(7)(10)	SOFR + 5.75%	11.28%	10/16/2028			24,296	23,956	23,380	0.09%
Riser Merger Sub, Inc.	1648 South 51st Avenue Phoenix, AZ 85008 United States	(4)(10)	S + 5.88%	11.06%	8/1/2028		GBP	13,580	16,653	16,575	0.06%
Riser Merger Sub, Inc.	1648 South 51st Avenue Phoenix, AZ 85008 United States	(4)(7)(10)	SOFR + 5.88%	11.27%	8/1/2028			207,017	203,282	207,017	0.79%
Riser Merger Sub, Inc.	1648 South 51st Avenue Phoenix, AZ 85008 United States	(4)(7)(10)	SOFR + 6.50%	11.87%	8/1/2028			10,749	10,465	10,468	0.04%
RSC Acquisition, Inc.	160 Federal Street, Boston, MA 02110 United States	(4)(5)(7)(10)	SOFR + 5.50%	11.02%	10/30/2026			74,531	73,255	74,203	0.28%
SG Acquisition, Inc.	2635 Century Parkway Northeast Suite 900 Atlanta GA 30345 United States	(4)(9)	SOFR + 5.50%	10.92%	1/27/2027			93,540	93,313	91,202	0.35%
Shelf Bidco Ltd	Level 42, 22 Bishopsgate London, EC2N 4BQ United Kingdom	(4)(6)(10)(18)	SOFR + 6.34%	11.71%	1/3/2030			132,377	128,801	131,054	0.50%
Tennessee Bidco Limited	33920 US Highway 19, North Suite 151, Palm, Stoke On Trent, ST4 9DN, United Kingdom	(4)(6)(8)	E + 7.00%	10.97% (incl. 2.50% PIK)	8/3/2028		EUR	5,491	6,982	5,765	0.02%
Tennessee Bidco Limited	33920 US Highway 19, North Suite 151, Palm, Stoke On Trent, ST4 9DN, United Kingdom	(4)(6)(8)	S + 7.28%	12.21% (incl. 2.50% PIK)	7/9/2028		GBP	49,051	66,748	59,422	0.23%
Tennessee Bidco Limited	33920 US Highway 19, North Suite 151, Palm, Stoke On Trent, ST4 9DN, United Kingdom	(4)(6)(7)(8)	S + 7.28%	12.46% (incl. 2.50% PIK)	7/9/2028		GBP	81,462	91,726	95,907	0.37%
Tennessee Bidco Limited	33920 US Highway 19, North Suite 151, Palm, Stoke On Trent, ST4 9DN, United Kingdom	(4)(6)(8)	SOFR + 7.00%	12.09% (incl. 2.50% PIK)	7/9/2028			168,147	164,709	166,885	0.64%
Tennessee Bidco Limited	33920 US Highway 19, North Suite 151, Palm, Stoke On Trent, ST4 9DN, United Kingdom	(4)(6)(8)	SOFR + 7.00%	12.65% (incl. 2.50% PIK)	8/3/2028			48,496	47,948	48,132	0.18%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 9/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Tennessee Bidco Limited	33920 US Highway 19, North Suite 151, Palm, Stoke On Trent, ST4 9DN, United Kingdom	(4)(6)(8)	SOFR + 6.25%	11.82% (incl. 2.50% PIK)	8/3/2028		66,175	65,774	63,859	0.24%
USI, Inc.	100 Summit Lake Drive, Suite 400, Valhalla, NY 10595 United States	(9)	SOFR + 3.75%	9.14%	11/22/2029		8,935	8,854	8,939	0.03%
USI, Inc.	100 Summit Lake Drive, Suite 400, Valhalla, NY 10595 United States	(9)	SOFR + 3.25%	8.66%	9/29/2030		2,000	2,005	1,998	0.01%

								2,279,940	2,284,527	8.72%
Interactive Media & Services
Ancestry.com Operations, Inc	1300 West Traverse Parkway Lehi, UT 84043 United States	(9)	SOFR + 3.25%	8.67%	12/6/2027		3,609	3,590	3,540	0.01%
MH Sub I, LLC	909 North Pacific Coast Highway, 11th Floor El Segundo CA 90245 United States	(11)	SOFR + 3.75%	9.18%	9/13/2024		4,508	4,514	4,515	0.02%
Project Boost Purchaser, LLC	11660 Alpharetta Highway Suite 210 Roswell, GA 30076 United States	(9)	SOFR + 3.50%	8.93%	5/30/2026		4,899	4,858	4,902	0.02%

								12,962	12,957	0.05%
Internet & Direct Marketing Retail
Donuts, Inc.	10500 NE 8th Street Suite 750, Bellevue, WA 98004 United States	(4)(11)	SOFR + 6.00%	11.57%	12/29/2026		233,960	232,604	232,790	0.89%
Donuts, Inc.	10500 NE 8th Street Suite 750, Bellevue, WA 98004 United States	(4)(11)	SOFR + 6.00%	11.57%	12/29/2027		273,644	273,644	272,276	1.04%
Hoya Midco, LLC	11 North Canal Street Suite 800 60606 Chicago IL United States	(6)(9)	SOFR + 3.25%	8.62%	2/3/2029		9,561	9,520	9,588	0.04%
Prodege International Holdings, LLC	100 North Pacific Coast Highway, 8th Floor El Segundo,CA,90245 United States	(4)(10)	SOFR + 5.75%	11.31%	12/15/2027		557,445	550,680	521,211	1.99%

								1,066,448	1,035,865	3.96%
IT Services
Ahead DB Holdings, LLC	401 N Michigan Ave., Suite 3400, Chicago IL 60611 United States	(5)(10)	SOFR + 3.75%	9.24%	10/18/2027		2,550	2,559	2,536	0.01%
AI Altius Bidco, Inc.	Suite 1, 3rd Floor, 11—12 St James’s Square, London, SW1Y 4LB	(4)(5)(8)	9.75%	9.75% PIK	12/21/2029		24,510	24,037	24,020	0.09%
AI Altius Bidco, Inc.	Suite 1, 3rd Floor, 11—12 St James’s Square, London, SW1Y 4LB	(4)(10)	SOFR + 5.18%	10.47%	12/21/2028		140,722	138,885	140,018	0.54%
AI Altius Bidco, Inc.	Suite 1, 3rd Floor, 11—12 St James’s Square, London, SW1Y 4LB	(4)(10)	SOFR + 5.18%	10.57%	12/21/2028		13,557	13,297	13,489	0.05%
BCP V Everise Acquisition, LLC	5757 N Green Bay Ave Milwaukee, WI, 53209, United States	(10)	SOFR + 6.25%	11.49%	5/3/2027		69,464	68,216	69,464	0.27%
Dcert Buyer, Inc.	2801 N Thanksgiving Way #500, Lehi 84043 United States	(8)	SOFR + 4.00%	9.32%	10/16/2026		19,558	19,576	19,467	0.07%
Endurance International Group Holdings, Inc.	10 Corporate Drive Suite 300 Burlington MA 01803 United States	(10)	L + 3.50%	8.79%	2/10/2028		44,717	44,452	43,561	0.17%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 9/30/2023	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
Infostretch Corporation	28411 Northwestern Highway, Suite 640, Southfield, MI, 48034, United States	(4)(10)	SOFR + 5.75%	11.29%	4/1/2028			180,713	178,002	168,966	0.65%
Inovalon Holdings, Inc.	4321 Collington Rd, Bowie, MD 20716, United States	(4)(7)(10)	SOFR + 6.25%	11.89% (incl. 2.75% PIK)	11/24/2028			978,120	960,077	969,540	3.71%
Monterey Financing, S.A.R.L	4095 Avenida De La Plata Oceanside, CA 92056 United States	(4)(6)(8)	CI + 6.00%	9.98%	9/28/2029		DKK	560,750	72,277	78,358	0.30%
Monterey Financing, S.A.R.L	4095 Avenida De La Plata Oceanside, CA 92056 United States	(4)(6)(9)	N + 6.00%	10.72%	9/28/2029		NOK	599,094	54,603	55,337	0.21%
Monterey Financing, S.A.R.L	4095 Avenida De La Plata Oceanside, CA 92056 United States	(4)(6)(8)	ST + 6.00%	10.17%	9/28/2029		SEK	243,186	21,261	21,990	0.08%
Monterey Financing, S.A.R.L	4095 Avenida De La Plata Oceanside, CA 92056 United States	(4)(6)(7)(8)	E + 6.00%	9.97%	9/28/2029		EUR	110,819	104,891	115,793	0.44%
Park Place Technologies, LLC	5910 Landerbrook Drive, Mayfield Heights, OH 44124 United States	(11)	SOFR + 5.00%	10.42%	11/10/2027			790	792	780	0.00%
Razor Holdco, LLC	26 Meadow VW, Victoria, TX, 77904-1676, United States	(4)(10)	SOFR + 5.75%	11.22%	10/25/2027			187,854	185,308	186,445	0.71%
Red River Technology, LLC	875 3rd Avenue, New York NY 10022 United States	(4)(11)	SOFR + 6.00%	11.43%	5/26/2027			148,176	146,598	148,176	0.57%
S&P Global Engineering Solutions	321 Inverness Drive South, Englewood, CO 80112 United States	(4)(7)(11)	SOFR + 7.00%	12.08%	5/2/2030			1,600	1,548	1,582	0.01%
Turing Holdco, Inc.	26990 Arastradero Road Los Altos Hills, CA 94022, United States	(4)(6)(8)	E + 6.00%	9.43% (incl. 2.00% PIK)	9/28/2028		EUR	16,320	18,514	16,962	0.06%
Turing Holdco, Inc.	26990 Arastradero Road Los Altos Hills, CA 94022, United States	(4)(6)(8)	E + 6.00%	9.66% (incl. 2.00% PIK)	8/3/2028		EUR	7,829	8,857	8,142	0.03%
Turing Holdco, Inc.	26990 Arastradero Road Los Altos Hills, CA 94022, United States	(4)(6)(8)	SOFR + 6.00%	11.54% (incl. 2.00% PIK)	8/3/2028			4,936	4,968	4,850	0.02%
Turing Holdco, Inc.	26990 Arastradero Road Los Altos Hills, CA 94022, United States	(4)(6)(8)	SOFR + 6.00%	11.41% (incl. 2.00% PIK)	9/28/2028			12,719	12,449	12,497	0.05%
Virtusa Corp.	132 Turnpike Road Suite 300 Southborough MA 01772 United States	(10)	L + 3.75%	9.33%	2/11/2028			8,850	8,860	8,810	0.03%
Virtusa Corp.	132 Turnpike Road Suite 300 Southborough MA 01772 United States	(10)	SOFR + 3.75%	9.17%	2/15/2029			3,428	3,402	3,416	0.01%

									2,093,429	2,114,199	8.08%
Leisure Products
Motion Finco, LLC	2-4, rue Eugene Ruppert, Luxembourg, L-2453	(6)(8)	SOFR + 3.25%	8.90%	11/12/2026			3,695	3,631	3,691	0.01%
Life Sciences Tools & Services

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 9/30/2023	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
Cambrex Corp.	One Meadowlands Plaza, East Rutherford NJ 07073 United States	(10)	SOFR + 3.50%	8.92%	12/4/2026			4,510	4,521	4,497	0.02%
Curia Global, Inc.	26 Corporate Circle Albany,NY,12203 United States	(10)	SOFR + 3.75%	9.17%	8/30/2026			32,310	32,324	27,000	0.10%
Jupiter Bidco Limited	Unit 15, Road 5, Winsford Industrial Estate, Winsford, Cheshire, United Kingdom, CW73SG	(4)(6)(7)(9)	E + 6.25%	10.22%	8/27/2029		EUR	5,860	2,198	4,209	0.02%
Jupiter Bidco Limited	Unit 15, Road 5, Winsford Industrial Estate, Winsford, Cheshire, United Kingdom, CW73SG	(4)(6)(10)	SOFR + 6.25%	11.64%	8/27/2029			88,177	85,946	84,209	0.32%
LSCS Holdings, Inc.	190 North Milwaukee Street Milwaukee,WI,53202 United States	(9)	SOFR + 4.50%	9.93%	12/16/2028			8,029	7,999	7,931	0.03%
Maravai Intermediate Holdings, LLC	10770 Wateridge Circle Suite 200. San Diego, CA 92121 United States	(6)(9)	SOFR + 3.00%	8.32%	10/19/2027			1,944	1,944	1,897	0.01%
Packaging Coordinators Midco, Inc.	3001 Red Lion Road Philadelphia,PA,19114 United States	(10)	SOFR + 3.50%	9.15%	11/30/2027			1,867	1,867	1,862	0.01%
Phoenix Newco, Inc.	195 West Street Waltham,MA,2451 United States	(9)	SOFR + 3.25%	8.68%	11/15/2028			2,000	2,000	1,988	0.01%

									138,799	133,593	0.52%
Machinery
Chart Industries, Inc.	2200 Airport Industrial Dr, Suite 100, Ball Ground, GA 30107 United States	(4)(6)(9)	SOFR +3.75%	9.17%	3/16/2030			5,970	5,954	5,977	0.02%
MHE Intermediate Holdings, LLC	3235 Levis Common Blvd. Perrysburg, OH 43551 United States	(4)(7)(11)	SOFR + 6.00%	11.52%	7/21/2027			11,863	11,706	11,851	0.05%
MHE Intermediate Holdings, LLC	3235 Levis Common Blvd. Perrysburg, OH 43551 United States	(4)(11)	SOFR + 6.25%	11.77%	7/21/2027			636	622	636	0.00%
MHE Intermediate Holdings, LLC	3235 Levis Common Blvd. Perrysburg, OH 43551 United States	(4)(11)	SOFR + 6.50%	11.92%	7/21/2027			638	627	638	0.00%
Pro Mach Group, Inc.	50 East Rivercenter Blvd Suite 1800 Covington KY 41011 United States	(11)	SOFR + 4.00%	9.43%	8/31/2028			7,514	7,451	7,530	0.03%

									26,360	26,632	0.10%
Marine
Armada Parent, Inc.	93 Eastmont Ave Ste 100 East Wenatchee, WA, 98802-5305 United States	(4)(7)(10)	SOFR +5.75%	11.17%	10/29/2027			221,085	217,713	216,743	0.83%
Armada Parent, Inc.	93 Eastmont Ave Ste 100 East Wenatchee, WA, 98802-5305 United States	(4)(7)(10)	SOFR + 5.75%	11.11%	10/29/2027			11,138	10,909	10,914	0.04%

									228,622	227,657	0.87%
Media
Clear Channel Outdoor Holdings, Inc.	4830 North Loop 1604W, San Antonio, TX, 78249, United States	(6)(8)	SOFR + 3.50%	9.14%	8/21/2026			370	358	361	0.00%
Digital Media Solutions, LLC	4800 140th Avenue North Suite 101 Clearwater FL 33762 United States	(6)(10)	SOFR + 5.00%	10.54%	5/25/2026			29,293	28,904	20,080	0.08%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 9/30/2023	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
McGraw-Hill Education, Inc.	2 Penn Plaza 20th Floor New York, NY, 10121 United States	(9)	SOFR + 4.75%	10.18%	7/28/2028			18,361	18,231	18,053	0.07%
Radiate Holdco, LLC	650 College Road East, Suite 3100, Princeton, NJ 08540 United States	(10)	SOFR + 3.25%	8.68%	9/25/2026			47,108	47,022	38,710	0.15%
Trader Corp.	405 The West Mall , Suite 110 Etobicoke, ON M9C 5J1 Canada	(4)(6)(7)(10)	C + 6.75%	12.13%	12/22/2029		CAD	109,957	78,812	80,433	0.31%
Univision Communications, Inc.	5999 Center Drive, Los Angeles CA 90045 United States	(10)	SOFR + 3.25%	8.68%	3/15/2026			12,031	12,037	12,022	0.05%
UPC Financing Partnership	Thurgauerstrasse 101, 8152 Opfikon, Switzerland	(6)(8)	SOFR + 2.93%	8.37%	1/31/2029			5,000	4,932	4,941	0.02%

									190,296	174,600	0.68%
Metals & Mining
American Rock Salt Company, LLC	5520 Route 63 PO Box 190 Mount Morris NY 14510 United States	(10)	SOFR + 4.00%	9.43%	6/9/2028			9,410	9,401	8,759	0.03%
SCIH Salt Holdings, Inc.	10955 Lowell Ave Ste 500 Overland Park KS 66210 United States	(10)	SOFR + 4.00%	9.63%	3/16/2027			13,414	13,353	13,354	0.05%

									22,754	22,113	0.08%
Oil, Gas & Consumable Fuels
Eagle Midstream Canada Finance, Inc.	222 3rd Avenue S.W. Suite 900 Calgary, Alberta T2P 0B4 Canada	(4)(6)(10)	SOFR + 6.25%	11.61%	8/15/2028			27,509	27,018	27,509	0.11%
Freeport LNG Investments, LLLP	333 Clay Street Suite 5050 Houston,TX,77002 United States	(9)	SOFR + 3.50%	9.09%	12/21/2028			35,265	35,191	34,989	0.13%
KKR Alberta Midsteam FINCE Inc	585 8 Ave SW #4000, Calgary, AB T2P 1G1, Canada	(4)(6)(10)	SOFR + 6.25%	11.61%	8/15/2028			14,965	14,699	14,965	0.06%

									76,908	77,463	0.30%
Paper & Forest Products
Profile Products, LLC	219 Simpson St SW Conover, NC, 28613-8207 United States	(4)(10)	SOFR + 5.75%	11.22%	11/12/2027			63,414	62,651	61,353	0.23%
Profile Products, LLC	219 Simpson St SW Conover, NC, 28613-8207 United States	(4)(7)(10)	SOFR + 5.75%	11.18%	11/12/2027			11,155	10,940	10,603	0.04%

									73,591	71,956	0.27%
Pharmaceuticals
Doc Generici (Diocle S.p.A.)	Via Filippo Turati, 40, 20121 Milano MI, Italy	(4)(5)(6)(7)(8)	E + 6.50%	10.38%	10/27/2028		EUR	60,136	58,122	63,207	0.24%
Padagis, LLC	1251 Lincoln Rd Allegan, MI 49010 United States	(6)(9)	SOFR + 4.75%	10.28%	7/6/2028			29,371	29,337	28,624	0.11%
Rhea Parent, Inc.	Avenue Einstein 8 1300 Wavre Belgium	(4)(10)	SOFR + 5.50%	11.04%	2/18/2029			204,019	200,868	204,019	0.78%
Sharp Midco, LLC	7451 Keebler Way, Allentown, PA 18106 United States	(4)(9)	SOFR + 4.00%	9.49%	12/31/2028			5,243	5,233	5,210	0.02%

									293,560	301,060	1.15%
Professional Services
ALKU, LLC	200 Brickstone Square, Suite 503, Andover, MA 01810 United States	(4)(10)	SOFR + 6.25%	11.57%	3/1/2028			55,548	54,264	54,853	0.21%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 9/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Apex Companies, LLC	2101 Gaither Rd, Suite 500, Rockville, MD 20850 United States	(4)(7)(11)	SOFR +6.25%	11.62%	1/31/2028		1,605	1,562	1,600	0.01%
APFS Staffing Holdings Inc	125 S Wacker Dr Ste 2700, Chicago, Illinois 60606, United States	(9)	SOFR + 4.00%	9.32%	12/29/2028		5,248	5,215	5,187	0.02%
Aqgen Island Holdings, Inc.	535 Madsion Avenue, 24TH Floor New York, NY 10022 United States	(9)	SOFR + 3.50%	8.93%	8/2/2028		41,357	41,252	41,073	0.16%
Armor Holdco, Inc.	48 Wall Street 22nd Floor New York,NY,10005 United States	(6)(9)	SOFR + 4.50%	10.09%	12/11/2028		3,573	3,546	3,592	0.01%
Cast & Crew Payroll, LLC	2300 Empire Avenue, 5th Floor, Burbank, CA 91504 United States	(9)	SOFR + 3.75%	9.07%	12/29/2028		11,727	11,618	11,629	0.04%
CFGI Holdings, LLC	1 Lincoln Street, Suite 1301 Boston, MA 02111, United States	(4)(7)(10)	SOFR + 5.00%	10.42%	11/2/2027		21,065	20,506	20,666	0.08%
Chronicle Bidco, Inc.	720 14th Street, Sacramento, CA 95814 United States	(4)(7)(11)	SOFR + 6.75%	12.07%	5/18/2029		46,727	46,398	46,108	0.18%
Claims Automation Intermediate 2, LLC	101 S Tryon St Suite 3300 Charlotte,NC,28280 United States	(4)(7)(10)	SOFR + 4.75%	10.16%	12/16/2027		45,031	43,919	43,783	0.17%
Clearview Buyer, Inc.	1 Newton Pl Ste 405, 275 Washington Street, Newton, MA 02458, United States	(4)(7)(10)	SOFR + 5.35%	10.74%	8/26/2027		149,350	147,087	145,084	0.55%
CoreLogic, Inc.	40 Pacifica #900, Irvine, CA 92618 United States	(9)	SOFR + 3.50%	8.93%	6/2/2028		13,937	13,902	12,929	0.05%
Cumming Group, Inc.	485 Lexington Avenue, New York NY 10017 United States	(4)(7)(11)	SOFR + 6.00%	11.32%	5/26/2027		183,020	180,605	179,404	0.69%
Cumming Group, Inc.	485 Lexington Avenue, New York NY 10017 United States	(4)(11)	SOFR +6.00%	11.32%	11/16/2027		1,591	1,556	1,563	0.01%
Deerfield Dakota Holding, LLC	55 East 52nd Street 31st Floorm Park Avenue Plaza, New York, NY 10055 United States	(11)	SOFR + 3.75%	9.14%	4/9/2027		85,481	85,146	83,540	0.32%
Eliassen Group, LLC	55 Walkers Brook Drive, Reading MA, 01867 United States	(4)(10)	SOFR + 5.50%	10.84%	4/14/2028		63,342	62,698	62,392	0.24%
Eliassen Group, LLC	55 Walkers Brook Drive, Reading MA, 01867 United States	(4)(7)(10)	SOFR + 5.50%	10.90%	4/14/2028		4,559	4,446	4,341	0.02%
Emerald US, Inc.	31910 Del Obispo Street Suite 200 San Juan Capistrano, CA 92675 United States	(6)(8)	SOFR + 3.75%	9.40%	7/12/2028		3,859	3,856	3,857	0.01%
EP Purchaser LLC	2950 N. Hollywood Way, Burbank, CA 91505 United States	(9)	SOFR + 3.50%	9.15%	11/6/2028		9,576	9,400	9,480	0.04%
Galaxy US Opco, Inc.	4415 Bancroft Valley, Alapharetta, GA 30022 United States	(6)(9)	SOFR + 4.75%	10.07%	4/29/2029		12,233	11,989	11,729	0.04%
Guidehouse, Inc.	9 West 57th Street, 29th Floor, New York, NY, 10019, United States	(4)(10)	SOFR + 6.25%	11.67%	10/16/2028		1,188,614	1,179,530	1,176,728	4.50%
HIG Orca Acquisition Holdings, Inc.	100 Cummings Center, Suite 206L, Beverly, MA 01915, United States	(4)(11)	SOFR + 6.00%	11.56%	8/17/2027		94,077	92,861	94,077	0.36%
HIG Orca Acquisition Holdings, Inc.	100 Cummings Center, Suite 206L, Beverly, MA 01915, United States	(4)(7)(11)	SOFR + 6.00%	11.27%	8/17/2027		8,840	8,543	8,654	0.03%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 9/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
IG Investments Holdings, LLC	4170 Ashford Dunwood Road, Northeast, Ste 250 Atlanta GA 30319 United States	(4)(7)(10)	SOFR + 6.00%	11.47%	9/22/2028		445,007	438,193	442,558	1.69%
Inmar, Inc.	8150 Industrial Blvd, Breinigsville, PA 18031 United States	(11)	SOFR + 5.50%	10.82%	5/1/2026		29,846	28,904	29,685	0.11%
Kaufman Hall & Associates, LLC	10 S. Wacker, Suite 3375 Chicago, Illinois 60606, United States	(4)(10)	SOFR + 5.25%	10.67%	12/14/2028		96,571	95,135	96,571	0.37%
Kwor Acquisition, Inc.	303 Timber Creek Hammond, LA,70403 United States	(4)(5)(7)(10)	SOFR + 5.25%	10.67%	12/22/2028		1,402	1,351	1,287	0.00%
Kwor Acquisition, Inc.	303 Timber Creek Hammond, LA,70403 United States	(4)(5)(7)(11)	P + 4.25%	12.50%	12/22/2027		6,698	6,569	6,424	0.02%
Legacy Intermediate, LLC	3701 FAU Blvd, Suite 300, Boca Raton, FL 33431, United States	(4)(10)	SOFR + 5.75%	11.32%	2/25/2028		121,949	120,256	121,949	0.47%
Mantech International CP	9 West 57th Street, 29th Floor, New York, NY, 10019, United States	(4)(10)	SOFR + 5.75%	11.12%	9/14/2029		772,550	759,407	768,687	2.94%
Mantech International CP	9 West 57th Street, 29th Floor, New York, NY, 10019, United States	(4)(10)	SOFR + 5.75%	11.08%	9/14/2029		66,144	62,162	63,171	0.24%
Material Holdings, LLC	27 Provost Street, London, N1 7NH, United Kingdom	(4)(10)	SOFR + 6.00%	11.49%	8/19/2027		256,922	253,698	236,369	0.90%
Material Holdings, LLC	27 Provost Street, London, N1 7NH, United Kingdom	(4)(7)(10)	SOFR + 6.00%	11.32%	8/19/2027		5,087	4,881	3,815	0.01%
Minotaur Acquisition, Inc.	2001 Spring Road, Suite 700 Oak Brook, Illinois 60523 United States	(8)	SOFR + 4.75%	10.17%	3/27/2026		178,503	174,932	178,107	0.68%
Petrus Buyer Inc	100 Bayview Cir Ste 400, Newport Beach, California, 92660 United States	(4)(7)(10)	SOFR + 6.50%	11.59%	10/17/2029		35,992	34,779	35,411	0.14%
Polyconcept Investments B.V.	Kabelweg 1 2371 DX, Roelofarendsveen, ZUID-HOLLAND, Netherlands	(10)	SOFR + 5.50%	10.82%	5/18/2029		24,600	24,169	23,727	0.09%
Sherlock Buyer Corp.	1180 Welsh Rd # 110 North Wales, PA, 19454-2053 United States	(4)(7)(10)	SOFR + 5.75%	11.24%	12/8/2028		6,438	6,198	6,109	0.02%
Thevelia US, LLC	Level 15, Manulife Place, 348 Kwun Tong Rd, Ngau Tau Kok, Hong Kong	(6)(9)	SOFR + 4.00%	9.39%	6/18/2029		34,206	32,960	34,228	0.13%
Trinity Air Consultants Holdings Corp.	330 7th Ave, New York, NY 10001 United States	(4)(7)(10)	SOFR + 5.25%	10.62%	6/29/2027		19,719	19,104	19,500	0.07%
Trinity Air Consultants Holdings Corp.	330 7th Ave, New York, NY 10001 United States	(4)(7)(10)	SOFR + 5.25%	10.88%	6/29/2027		26,358	25,915	26,174	0.10%
Trinity Partners Holdings, LLC	230 3rd Ave Prospect Place Waltham, MA 02451 United States	(4)(7)(10)	SOFR + 5.75%	11.27%	12/21/2028		385,257	378,565	382,174	1.46%
Victors CCC Buyer, LLC	251 Little Falls Drive. Wilmington, DE 19808 United States	(4)(7)(10)	SOFR + 5.75%	11.18%	6/1/2029		145,163	142,356	144,852	0.55%
West Monroe Partners, LLC	311 W Monroe St 14th Floor, Chicago, IL 60606, United States	(4)(7)(10)	SOFR + 5.25%	10.69%	11/8/2028		724,398	713,825	699,044	2.67%
West Monroe Partners, LLC	311 W Monroe St 14th Floor, Chicago, IL 60606, United States	(4)(7)(10)	SOFR + 5.25%	10.70%	11/8/2027		16,029	15,009	15,468	0.06%

								5,368,267	5,357,579	20.46%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 9/30/2023	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
Real Estate Management & Development
Cushman & Wakefield US Borrower LLC	225 West Wacker Drive, Suite 3000, Chicago, IL 60606 United States	(6)(9)	SOFR + 3.25%	8.67%	1/31/2030			4,000	3,955	3,945	0.02%
McCarthy & Stone PLC	2711 North Haskell Avenue Suite 1700 Dallas TX 75204 United States	(4)(5)(6)(8)	7.00%	7.00%	2/2/2026		GBP	20,000	28,050	22,703	0.09%
Progress Residential PM Holdings, LLC	7500 N Dobson Rd., Suite 300 Scottsdale, AZ 85256 United States	(4)(7)(10)	SOFR +5.50%	10.92%	2/16/2028			79,357	78,150	79,357	0.30%
Progress Residential PM Holdings, LLC	7500 N Dobson Rd., Suite 300 Scottsdale, AZ 85256 United States	(4)(7)(10)	SOFR + 5.50%	10.92%	7/25/2029			15,205	14,889	15,205	0.06%

									125,044	121,210	0.47%
Software
Aareon Holding GmbH	Isaac-Fulda-Allee 6, 55124 Mainz, Germany	(4)(6)(7)(10)	E + 6.25%	10.05%	8/16/2030		EUR	38,317	40,541	39,243	0.15%
Anaplan, Inc.	50 Hawthorne St, San Francisco, CA 94105 United States	(4)(7)(10)	SOFR + 6.50%	11.82%	6/21/2029			537,534	527,991	534,606	2.04%
Apex Group Treasury, LLC	4 Embarcadero Center Suite 1900 San Francisco,CA,94111 United States	(6)(9)	SOFR + 3.75%	9.38%	7/27/2028			15,179	15,153	15,075	0.06%
Apttus Corp.	150 North Riverside Plaza Suite 2800 Chicago IL 60606 United States	(10)	SOFR + 4.00%	9.43%	5/8/2028			11,628	11,618	11,505	0.04%
Armstrong Bidco Limited	The Old School School Lane, Stratford St Mary, Colchester, Essex, United Kingdom, CO7 6LZ	(4)(6)(8)	S + 5.00%	10.19%	6/28/2029		GBP	314,735	375,593	362,136	1.38%
Armstrong Bidco Limited	The Old School School Lane, Stratford St Mary, Colchester, Essex, United Kingdom, CO7 6LZ	(4)(6)(8)	S + 5.00%	10.19%	6/28/2029		GBP	164,210	196,087	188,909	0.72%
Avalara Inc	255 South King St., Suite 1800, Seattle, WA 98104 United States	(4)(7)(10)	SOFR + 7.25%	12.64%	10/19/2028			23,077	22,543	22,823	0.09%
AxiomSL Group, Inc.	125 London Wall, London, EC2Y 5AJ, United Kingdom	(4)(7)(11)	SOFR + 5.75%	11.18%	12/3/2027			77,623	76,564	77,623	0.30%
Beeline, LLC	12735 Gran Bay Parkway West Suite 130, Jacksonville, FL 32258 United States	(4)(7)(10)	SOFR + 5.25%	10.67%	5/2/2029			46,492	46,075	46,468	0.18%
BlueCat Networks USA, Inc.	156 W. 56th Street, 3rd Floor, New York, New York 10019 United States	(4)(7)(10)	SOFR + 6.00%	11.40% (incl. 2.00% PIK)	8/8/2028			71,729	70,506	70,219	0.27%
BlueCat Networks USA, Inc.	156 W. 56th Street, 3rd Floor, New York, New York 10019 United States	(4)(10)	SOFR + 6.00%	11.27% (incl. 2.00% PIK)	8/8/2028			12,216	12,019	11,972	0.05%
Bluefin Holding, LLC	8200 Roberts Drive, Suite 400, Atlanta, GA 30350 United States	(4)(5)(6)(7)(11)	SOFR + 7.25%	12.72%	9/12/2029			45,513	44,274	44,263	0.17%
Boxer Parent Company, Inc.	John Hancock Tower 200 Clarendon Street Boston MA 02116 United States	(8)	SOFR + 3.75%	9.18%	10/2/2025			14,755	14,717	14,757	0.06%
CDK Global Inc.	1950 Hassell Rd, Hoffman Estates, Illinois, 60169 United States	(9)	SOFR + 4.25%	9.64%	7/6/2029			2,985	2,974	2,989	0.01%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 9/30/2023	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
Circana Group, L.P.	132 W 31st St, New York, 10001 United States	(4)(10)	SOFR + 5.75%	11.18%	12/1/2028			683,549	672,195	680,132	2.60%
Circana Group, L.P.	132 W 31st St, New York, 10001 United States	(4)(10)	SOFR + 6.25%	11.56% (incl. 2.75% PIK)	12/1/2028			898,624	884,410	889,637	3.40%
Circana Group, L.P.	132 W 31st St, New York, 10001 United States	(4)(7)(10)	SOFR + 5.75%	11.08%	12/1/2027			18,884	17,244	18,359	0.07%
Cloudera, Inc.	1001 Page Mill Road Building 3 Palo Alto,CA,94304 United States	(9)	SOFR + 3.75%	9.17%	10/8/2028			36,777	36,386	36,133	0.14%
Community Brands ParentCo, LLC	9620 Executive Center Dr N, Suite 200, St. Petersburg, FL 33702 United States	(4)(7)(10)	SOFR + 5.65%	11.02%	2/24/2028			15,130	14,736	14,808	0.06%
Confine Visual Bidco	Kistagången 12, 164 40 Kista, Sweden	(4)(6)(7)(10)	SOFR + 5.75%	11.05% (incl. 3.00% PIK)	2/23/2029			260,784	254,207	229,399	0.88%
Connatix Buyer, Inc.	666 Broadway, 10th Fr, New York, NY 10012, United States	(4)(7)(10)	SOFR + 5.50%	11.16%	7/14/2027			108,184	106,613	101,337	0.39%
ConnectWise, LLC	4110 George Road Suite 200, Tampa, FL, 33634, United States	(9)	SOFR + 3.50%	8.93%	9/29/2028			28,392	28,326	28,002	0.11%
Cornerstone OnDemand, Inc.	1601 Cloverfield Blvd Suite 620 South Santa Monica,CA,90404 United States	(9)	SOFR + 3.75%	9.18%	10/16/2028			27,211	27,126	25,914	0.10%
Coupa Software Inc.	1855 S. Grant Street, San Mateo, CA 94402 United States	(4)(6)(7)(10)	SOFR + 7.50%	12.82%	2/27/2030			1,836	1,789	1,814	0.01%
Delta Topco, Inc.	3111 Coronado Drive in Santa Clara, CA 95054 United States	(10)	SOFR + 3.75%	9.07%	12/1/2027			34,797	34,765	34,518	0.13%
Denali Bidco Ltd	53 rue de Châteaudun,75009 Paris, France	(4)(5)(6)(7)(10)	S + 6.00%	11.19%	8/29/2030		GBP	14,404	17,619	16,870	0.06%
Denali Bidco Ltd	53 rue de Châteaudun,75009 Paris, France	(4)(5)(6)(8)	E + 6.00%	9.86%	8/29/2030		EUR	4,174	4,400	4,305	0.02%
Diligent Corporation	111 West 33rd St., 16th Floor, New York, NY 10120 United States	(4)(11)	SOFR + 5.75%	11.12%	8/4/2025			87,750	87,229	87,092	0.33%
Discovery Education, Inc.	233 Wilshire Blvd, Suite 800, Santa Monica, CA, 90401, United States	(4)(7)(10)	SOFR + 5.75%	11.17%	4/9/2029			468,600	460,385	447,754	1.71%
DTI Holdco, Inc.	Two Ravinia Drive, Suite 201, 19904 Dover, DE United States	(4)(7)(10)	P + 3.75%	12.00%	4/26/2027			5,760	5,760	5,207	0.02%
DTI Holdco, Inc.	Two Ravinia Drive, Suite 201, 19904 Dover, DE United States	(10)	SOFR + 4.75%	10.12%	4/26/2029			24,750	24,167	24,156	0.09%
ECI Macola Max Holding, LLC	5455 Rings Road Suite 100 Dublin OH 43017 United States	(6)(10)	SOFR + 3.75%	9.40%	11/9/2027			11,918	11,938	11,911	0.05%
Epicor Software Corp.	804 Las Cimas Parkway Austin TX 78746 United States	(10)	SOFR + 3.25%	8.68%	7/30/2027			5,937	5,959	5,936	0.02%
Episerver, Inc.	542A Amherst Street Route 101A Nashua, NH 03063 United States	(4)(7)(11)	SOFR + 5.50%	11.04%	4/9/2026			24,910	24,632	22,963	0.09%
Experity, Inc.	101 South Phillips Avenue, Suite 300, Sioux Falls, SD 57104, United States	(4)(7)(10)	SOFR + 5.75%	11.24%	2/24/2028			133,943	131,894	130,995	0.50%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 9/30/2023	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
Forterro UK Ltd.	3 Cavendish Square, London, W1G 0LB	(4)(6)(8)	ST +4.75%	8.60%	7/9/2029		SEK	112,563	10,450	10,281	0.04%
Forterro UK Ltd.	3 Cavendish Square, London, W1G 0LB	(4)(6)(9)	SA + 4.75%	6.45%	7/9/2029		CHF	14,158	14,195	15,357	0.06%
Forterro UK Ltd.	3 Cavendish Square, London, W1G 0LB	(4)(6)(7)(8)	E + 4.75%	8.39%	7/9/2029		EUR	31,713	31,492	33,904	0.13%
Forterro UK Ltd.	3 Cavendish Square, London, W1G 0LB	(4)(6)(10)	S + 4.75%	9.94%	7/9/2029		GBP	8,894	10,463	10,774	0.04%
GI Consilio Parent, LLC	188 The Embarcadero, San Francisco, CA United States 94016	(7)(9)	SOFR + 4.00%	9.43%	5/12/2028			40,019	39,402	38,810	0.15%
GI Consilio Parent, LLC	188 The Embarcadero, San Francisco, CA United States 94016	(4)(8)	S + 3.75%	8.93%	5/14/2026		GBP	1,326	1,651	1,535	0.01%
Gigamon Inc.	3300 Olcott Street, Santa Clara CA 95054 United States	(4)(7)(10)	SOFR + 5.75%	11.21%	3/9/2029			433,416	426,487	432,268	1.65%
GovernmentJobs.com, Inc.	300 Continental Blvd., El Segundo, CA 90245, United States	(4)(7)(10)	SOFR + 5.50%	10.92%	12/1/2028			143,776	141,498	142,303	0.54%
GovernmentJobs.com, Inc.	300 Continental Blvd., El Segundo, CA 90245, United States	(4)(7)(10)	SOFR + 5.50%	10.90%	12/1/2028			7,512	6,993	7,043	0.03%
GraphPAD Software, LLC	2365 Northside Dr #560, San Diego, CA 92108 United States	(4)(7)(11)	SOFR + 5.50%	10.87%	4/27/2027			19,736	19,510	19,312	0.07%
GraphPAD Software, LLC	2365 Northside Dr #560, San Diego, CA 92108 United States	(4)(7)(11)	P + 5.00%	13.50%	4/27/2027			1,416	1,391	1,374	0.01%
Greeneden U.S. Holdings II, LLC	2001 Junipero Serra Blvd, Daly City CA 94014 United States	(10)	SOFR + 4.00%	9.43%	12/1/2027			5,830	5,852	5,842	0.02%
HS Purchaser, LLC	6455 City West Parkway Eden Prairie, MN United States	(10)	SOFR + 4.00%	9.47%	11/19/2026			48,461	48,445	46,563	0.18%
Idera, Inc.	Brookhollow Ctr III, 2950 Nort Loop Freeway W, Suite 700 Houston TX 77092 United States	(10)	SOFR + 3.75%	9.27%	3/2/2028			52,193	52,086	51,867	0.20%
Imperva, Inc.	3400 Bridge Parkway Suite 200 Redwood City CA 94065 United States	(11)	SOFR + 4.00%	9.63%	1/12/2026			18,970	19,019	19,030	0.07%
ION Trading Finance Ltd.	Simmonscourt Road Minerva House, 4th Floor Dublin 4, D04H9P8 Ireland	(6)(8)	SOFR + 4.75%	10.24%	4/3/2028			27,812	27,832	27,490	0.11%
Kaseya, Inc.	701 Brickell Avenue, Miami FL 33131 United States	(4)(7)(10)	SOFR + 6.25%	11.62% (incl. 2.50% PIK)	6/25/2029			737,529	724,908	737,084	2.82%
Kaseya, Inc.	701 Brickell Avenue, Miami FL 33131 United States	(4)(7)(10)	SOFR + 3.75%	9.08%	6/25/2029			12,265	11,451	12,265	0.05%
LD Lower Holdings, Inc.	8201 Greensboro Drive, Suite 717 Mclean, VA 22102-3810 United States	(4)(11)	SOFR + 6.50%	11.99%	2/8/2026			116,878	115,753	115,709	0.44%
Lightbox Intermediate, LP	9 West 57th Street, 43rd Floor, New York, NY, 10019, United States	(4)(8)	SOFR + 5.00%	10.65%	5/9/2026			37,620	36,998	36,021	0.14%
Magnesium BorrowerCo, Inc.	1 Finsbury Avenue, London, United Kingdom, EC2M 2PF	(4)(10)	S + 5.75%	10.94%	5/18/2029		GBP	102,377	125,318	124,334	0.48%
Magnesium BorrowerCo, Inc.	1 Finsbury Avenue, London, United Kingdom, EC2M 2PF	(4)(7)(10)	SOFR + 5.75%	11.17%	5/18/2029			960,466	938,944	953,186	3.65%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 9/30/2023	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
Mandolin Technology Intermediate Holdings, Inc.	Nova Tower 1, 1 Allegheny Square, Suite 800, Pittsburgh, PA 15212, United States	(4)(7)(9)	SOFR + 3.75%	9.29%	7/31/2028			76,930	76,069	68,595	0.26%
Mandolin Technology Intermediate Holdings, Inc.	Nova Tower 1, 1 Allegheny Square, Suite 800, Pittsburgh, PA 15212, United States	(4)(9)	SOFR + 6.25%	11.79%	6/9/2030			62,843	61,038	62,528	0.24%
Medallia, Inc.	200 W 41st St, New York, NY 10036, United States	(4)(10)	SOFR + 6.00%	11.42% (incl. 5.97% PIK)	10/29/2028			1,036,226	1,021,509	1,015,502	3.88%
Mitnick Purchaser, Inc.	64 Willow Place, Suite 100, Menlo Park DE 94025 United States	(9)	SOFR + 4.50%	9.97%	5/2/2029			11,764	11,717	11,355	0.04%
Mitratech Holdings, Inc.	5001 Plaza on the Lake #111 Austin, TX 78746 United States	(5)(7)(10)	SOFR + 3.75%	9.12%	5/18/2028			16,704	15,347	14,914	0.06%
Monk Holding Co.	5473 Morris Hunt Dr Fort Mill, SC, 29708-6523 United States	(4)(10)(18)	SOFR + 5.70%	10.99%	12/1/2027			11,085	10,899	11,085	0.04%
Monk Holding Co.	5473 Morris Hunt Dr Fort Mill, SC, 29708-6523 United States	(4)(7)(10)	SOFR + 5.50%	10.99%	12/1/2027			3,570	3,156	3,013	0.01%
MRI Software, LLC	28925 Fountain Parkway Solon OH 44139 United States	(7)(11)	SOFR + 5.50%	10.83%	2/10/2026			26,140	26,112	25,587	0.10%
Neogames Connect SARL	63-65, Rue De Merl, L-2146 Luxembourg, Grand Duchy of Luxembourg	(4)(6)(8)	E + 6.25%	9.85%	5/30/2028		EUR	100,400	102,208	106,244	0.41%
Nintex Topco Limited	10800 NE 8th Street, Suite 400 Bellevue, WA 98004 United States	(4)(6)(10)	SOFR + 6.00%	11.39%	11/13/2028			676,258	666,353	639,064	2.44%
NortonLifeLock, Inc.	60 East Rio Salado Parkway Suite 1000, Tempe, AZ, 8528, United States	(6)(7)(9)	SOFR + 2.00%	7.42%	9/12/2029			6,837	6,789	6,796	0.03%
Onex AP Merger Sub, LLC	251 Little Falls Drive Wilmington, DE 19808 United States	(4)(7)(10)	SOFR + 5.50%	10.37%	4/4/2028			21,522	21,198	21,522	0.08%
Oranje Holdco Inc	33 N Garden Ave, Clearwater, FL 33755 United States	(4)(7)(11)	SOFR + 7.75%	13.12%	2/1/2029			66,000	64,349	65,258	0.25%
Perforce Software, Inc.	2320 Blanding Avenue, Alameda CA 94501 United States	(8)	SOFR + 3.75%	9.18%	7/1/2026			15,336	15,324	14,945	0.06%
Project Alpha Intermediate Holding, Inc.	211 South Gulph Road, Suite 500, King of Prussia, PA 19406 United States	(8)	SOFR + 4.00%	9.43%	4/26/2024			14,166	14,173	14,171	0.05%
Project Leopard Holdings, Inc.	300 North La Salle Street, Suite 4350, Chicago, IL 60654 United States	(7)(9)	SOFR + 5.25%	10.72%	7/20/2029			140,772	134,070	122,697	0.47%
Proofpoint, Inc.	892 Ross Drive, Sunnyvale CA 94089 United States	(9)	SOFR + 3.25%	8.68%	8/31/2028			897	894	891	0.00%
Quest Software US Holdings, Inc.	4 Polaris Way, Aliso Viejo CA 92656 United States	(6)(9)	SOFR + 4.25%	9.77%	2/1/2029			27,672	27,475	23,161	0.09%
Rally Buyer, Inc.	5213 Tacome Building C · Houston, TX 77041 United States	(4)(7)(10)	SOFR + 5.50%	10.90%	7/19/2028			118,604	116,473	115,948	0.44%
Rally Buyer, Inc.	5213 Tacome Building C · Houston, TX 77041 United States	(4)(7)(10)	SOFR + 5.50%	10.87%	7/19/2028			3,945	3,647	3,614	0.01%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 9/30/2023	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
RealPage, Inc.	4000 International Parkway, Carrollton, TX, 75007, United States	(9)	SOFR + 3.00%	8.43%	4/24/2028			1,975	1,970	1,955	0.01%
Relativity ODA, LLC	231 South LaSalle Street, 8th Floor, Chicago, IL 60604 United States	(4)(7)(11)	SOFR + 6.50%	11.92%	5/12/2027			875	802	788	0.00%
Rocket Software, Inc.	77 4th Avenue, Waltham MA 02451 United States	(8)	SOFR + 4.25%	9.68%	11/28/2025			25,728	25,508	25,752	0.10%
Rocket Software, Inc.	77 4th Avenue, Waltham MA 02451 United States	(9)	SOFR + 4.25%	9.68%	11/28/2025			3,927	3,878	3,927	0.02%
Rocket Software, Inc.	77 4th Avenue, Waltham MA 02451 United States	(9)	SOFR + 4.75%	10.14%	11/28/2028			28,411	27,986	28,030	0.11%
S2P Acquisition Borrower, Inc.	3020 Carrington Mill Blvd Suite 100, Morrisville, NC 27560 United States	(6)(8)	SOFR + 4.00%	9.42%	8/14/2026			13,003	13,019	13,004	0.05%
Sailpoint Technologies, Inc.	11120 Four Points Drive Suite 100 Austin, TX 78726 United States	(4)(7)(10)	SOFR + 6.25%	11.58%	8/16/2029			384,906	377,891	383,858	1.47%
Solarwinds Holdings, Inc.	7171 Southwest Parkway, Bldg 400, Austin, TX 78735 United States	(8)	SOFR + 3.75%	9.07%	2/5/2027			2,985	2,965	2,992	0.01%
Sophia, LP	301 Commerce Street, Suite 3300, Fort Worth, TX, 76102, United States	(9)	SOFR + 3.50%	8.82%	10/7/2027			1,980	1,970	1,978	0.01%
Sovos Compliance, LLC	200 Ballardvale Street 4th Floor Wilmington,MA,1887 United States	(9)	SOFR + 4.50%	9.93%	8/11/2028			5,185	5,193	5,112	0.02%
Spitfire Parent, Inc.	10161 Park Run Drive, Suite 150, Las Vegas, Nevada United States	(4)(11)	E + 5.50%	9.36%	3/11/2027		EUR	19,061	22,756	20,181	0.08%
Spitfire Parent, Inc.	10161 Park Run Drive, Suite 150, Las Vegas, Nevada United States	(4)(11)	SOFR + 5.50%	10.93%	3/11/2027			86,350	85,300	86,350	0.33%
Spitfire Parent, Inc.	10161 Park Run Drive, Suite 150, Las Vegas, Nevada United States	(4)(11)	SOFR + 5.50%	10.92%	3/11/2027			31,882	31,854	31,882	0.12%
Stamps.com, Inc.	1990 East Grand Avenue El Segundo, CA 90245 United States	(4)(10)	SOFR + 5.75%	11.17%	10/5/2028			857,773	845,484	836,329	3.20%
Surf Holdings, LLC	18595 Vineyard Point Lane, Cornelius, NC 28031 United States	(6)(8)	SOFR + 3.50%	8.94%	3/5/2027			3,210	3,214	3,208	0.01%
Symphony Technology Group	428 University Ave, Palo Alto CA 94301 United States	(6)(10)	SOFR + 5.00%	10.63%	7/27/2028			65,563	65,070	49,118	0.19%
Symphony Technology Group	428 University Ave, Palo Alto CA 94301 United States	(6)(9)	SOFR + 3.75%	9.18%	3/1/2029			29,948	29,727	29,302	0.11%
Tegra118 Wealth Solutions, Inc.	255 Fiserv Drive, Brookfield WI 53045 United States	(8)	SOFR + 4.00%	9.38%	2/18/2027			6,882	6,858	6,492	0.02%
The Ultimate Software Group, Inc.	2000 Ultimate Way, Weston FL 33326 United States	(9)	SOFR + 3.25%	8.62%	5/4/2026			12,436	12,429	12,415	0.05%
Triple Lift, Inc.	400 Lafayette St 5th floor, New York, NY 10003 United States	(4)(10)	SOFR + 5.50%	11.05%	5/5/2028			69,948	68,982	67,850	0.26%
Triple Lift, Inc.	400 Lafayette St 5th floor, New York, NY 10003 United States	(4)(7)(10)	SOFR + 5.50%	10.95%	5/5/2028			5,480	5,292	5,051	0.02%
Virgin Pulse, Inc.	75 Fountain Street, Providence RI 02902 United States	(10)	SOFR + 3.75%	9.18%	4/6/2028			41,702	41,432	41,693	0.16%
Vision Solutions, Inc.	15300 Barranca Parkway Suite 100 Irvine CA 92618 United States	(10)	SOFR + 4.00%	9.61%	4/24/2028			36,698	36,603	35,662	0.14%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 9/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
VS Buyer LLC	8800 Lyra Drive Columbus, Ohio 43240 United States	(6)(8)	SOFR + 3.25%	8.67%	2/28/2027		3,488	3,465	3,480	0.01%
WPEngine, Inc.	504 Lavaca Street, Suite 1000, Austin, TX 78701 United States	(4)(6)(7)(10)	SOFR + 6.50%	11.87%	8/14/2029		81,400	78,773	78,714	0.30%
Zendesk Inc	989 Market St, San Francisco, CA 94103 United States	(4)(7)(10)	SOFR + 6.75%	12.15% (incl. 3.25% PIK)	11/30/2028		928,902	903,962	919,184	3.52%

								12,219,756	12,143,379	46.47%
Specialty Retail
CustomInk, LLC	2910 District Avenue Fairfax VA 22031 United States	(4)(11)(18)	SOFR + 6.18%	11.37%	5/3/2026		36,866	36,489	36,866	0.14%
EG America, LLC	65 Flanders Rd, Westborough, MA 01581 United States	(4)(6)(8)	SOFR + 4.25%	9.66%	3/31/2026		4,345	4,336	4,345	0.02%
EG America, LLC	65 Flanders Rd, Westborough, MA 01581 United States	(6)(8)	SOFR + 4.00%	9.41%	2/7/2025		8,948	8,767	8,968	0.03%
EG America, LLC	65 Flanders Rd, Westborough, MA 01581 United States	(6)(8)	SOFR + 4.00%	9.48%	2/7/2025		19,167	18,774	18,401	0.07%
EG America, LLC	65 Flanders Rd, Westborough, MA 01581 United States	(6)(8)	SOFR + 4.25%	9.66%	3/31/2026		8,901	8,578	8,529	0.03%
Runner Buyer, Inc.	8 Santa Fe Way Cranbury,NJ,8512 United States	(10)	SOFR + 5.50%	11.04%	10/20/2028		76,830	75,625	61,144	0.23%

								152,569	138,253	0.52%
Technology Hardware, Storage & Peripherals
Lytx, Inc.	9785 Towne Centre Drive San Diego CA 92121 United States	(4)(11)	SOFR + 6.75%	12.17%	2/28/2028		45,893	45,958	45,893	0.18%
Trading Companies & Distributors
Foundation Building Materials, Inc.	2520 Red Hill Avenue, Santa Ana, CA 92705 United States	(9)	SOFR + 3.25%	8.88%	1/31/2028		14,791	14,540	14,664	0.06%
Icebox Holdco III, Inc.	80 Pall Mall, London, SW1Y 5ES, United Kingdom	(9)	SOFR + 3.75%	9.25%	12/22/2028		15,813	15,765	15,755	0.06%
LBM Acquisition, LLC	1000 Corporate Grove Drive, Buffalo Grove IL 60089 United States	(10)	SOFR + 3.75%	9.17%	12/17/2027		44,991	44,832	44,020	0.17%
Park River Holdings, Inc.	1 E. 4th Street Suite 1400, Cincinnati, OH, 45202 United States	(10)	L + 3.25%	8.52%	12/28/2027		46,270	45,845	44,819	0.17%
Porcelain Acquisition Corp.	20 Sanker Road, Dickson, TN 37055 United States	(4)(7)(11)	SOFR + 6.00%	11.34%	4/1/2027		82,150	80,549	79,869	0.31%
Specialty Building Products Holdings, LLC	2160 Satellite Blvd Suite 450 Duluth,GA,30097 United States	(9)	SOFR + 3.75%	9.17%	10/15/2028		29,809	29,761	29,538	0.11%
SRS Distribution, Inc.	5900 South Lake Forest Drive 5900 South Lake Forest Drive Mckinney TX 75070 United States	(9)	SOFR + 3.50%	8.92%	6/2/2028		7,988	7,950	7,923	0.03%
SRS Distribution, Inc.	5900 South Lake Forest Drive 5900 South Lake Forest Drive Mckinney TX 75070 United States	(9)	SOFR + 3.50%	8.93%	6/2/2028		18,471	18,423	18,312	0.07%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 9/30/2023	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
The Cook & Boardman Group, LLC	3064 Salem Industrial Drive Winston Salem NC 27127 United States	(11)	SOFR + 5.75%	11.18%	10/17/2025			24,796	24,367	24,176	0.09%
The Cook & Boardman Group, LLC	3064 Salem Industrial Drive Winston Salem NC 27127 United States	(11)	SOFR + 5.75%	11.18%	10/18/2025			10,309	10,267	10,051	0.04%
Windsor Holdings III, LLC	3075 Highland Pkwy Ste 200 Downers Grove IL 60515 United States	(6)(8)	SOFR + 4.50%	9.83%	8/1/2030			8,970	8,894	8,959	0.03%

									301,193	298,086	1.14%
Transportation Infrastructure
Capstone Logistics, LLC	30 Technology Parkway South, Suite 200, Peachtree Corner, GA 30092 United States	(4)(11)	SOFR + 4.75%	10.17%	11/12/2027			22,062	22,112	21,896	0.08%
Enstructure LLC	645 Madison Ave, New York NY, 10022 United States	(4)(9)(18)	SOFR + 6.35%	10.92%	5/25/2029			98,715	96,714	98,715	0.38%
Frontline Road Safety, LLC	2714 Sherman Street, Grand Prairie, TX 75051 United States	(4)(10)	SOFR + 5.75%	11.55%	5/3/2027			169,266	167,318	166,727	0.64%
Helix TS, LLC	114 Capital Way Christiana, TN 37037, United States	(4)(10)	SOFR + 6.25%	11.77%	8/4/2027			93,023	91,832	92,558	0.35%
Helix TS, LLC	114 Capital Way Christiana, TN 37037, United States	(4)(7)(10)	SOFR + 6.25%	11.65%	8/4/2027			63,262	62,746	62,945	0.24%
Italian Motorway Holdings S.à.r.l	Meif 6 Hra Italian Motorway Holdings SARL, Luxembourg	(4)(6)(8)	E + 5.25%	8.90%	4/28/2029		EUR	236,429	243,412	248,290	0.95%
Liquid Tech Solutions Holdings, LLC	79 Madison Ave #439, New York, NY 10016 United States	(10)	SOFR + 4.75%	10.26%	3/20/2028			18,949	18,886	18,724	0.07%
Roadsafe Holdings, Inc.	3331 Street Rd #430, Bensalem, PA 19020 United States	(4)(11)	SOFR + 5.75%	10.94%	10/19/2027			61,897	61,126	59,576	0.23%
Roadsafe Holdings, Inc.	3331 Street Rd #430, Bensalem, PA 19020 United States	(4)(11)	SOFR + 5.75%	10.89%	1/31/2029			132,442	131,566	127,476	0.49%
Safety Borrower Holdings LP	8814 Horizon Blvd, Northeast, Suite 100, Albuquerque, NM 87113, United States	(4)(11)	SOFR + 5.25%	10.83%	9/1/2027			45,399	45,130	45,399	0.17%
Safety Borrower Holdings LP	8814 Horizon Blvd, Northeast, Suite 100, Albuquerque, NM 87113, United States	(4)(7)(11)	P + 4.25%	12.50%	9/1/2027			1,678	1,656	1,644	0.01%
Sam Holding Co, Inc.	7414 Circle17 South, Sebring, FL 33876, United States	(4)(11)	SOFR + 5.00%	10.52%	9/24/2027			148,960	146,969	145,968	0.56%
Sam Holding Co, Inc.	7414 Circle17 South, Sebring, FL 33876, United States	(4)(7)(11)	SOFR + 5.00%	10.40%	9/24/2027			65,200	63,522	63,513	0.24%
Sam Holding Co, Inc.	7414 Circle17 South, Sebring, FL 33876, United States	(4)(7)(11)	SOFR + 5.00%	10.35%	9/24/2027			45,005	44,122	43,620	0.17%
TRP Infrastructure Services, LLC	2411 Minnis Dr, Haltom City, TX 76117, United States	(4)(11)	SOFR + 5.50%	11.02%	7/9/2027			72,403	71,493	65,163	0.25%

									1,268,604	1,262,214	4.83%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 9/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Wireless Telecommunication Services
CCI Buyer, Inc.	300 N. LaSalle St, Suite 5600, Chicago 60602 United States	(10)	SOFR + 4.00%	9.39%	12/17/2027		20,822	20,797	20,583	0.08%

Total First Lien Debt - non-controlled/non-affiliated								43,625,275	43,199,094	165.25%

First Lien Debt - controlled/affiliated (excluding Investments in Joint Ventures)
Chemicals
Pigments Services, Inc.	1 Concorde Gate, Suite 608, Toronto, Ontario, Canada	(4)(6)(11)(16)(17)	SOFR + 8.35%	13.68%	4/14/2030		18,572	17,213	11,329	0.04%
Pigments Services, Inc.	1 Concorde Gate, Suite 608, Toronto, Ontario, Canada	(4)(6)(11)(16)	SOFR + 8.35%	13.68% (incl. 13.68% PIK)	4/14/2030		9,596	9,596	9,596	0.04%

								26,809	20,925	0.08%
Insurance
CFCo LLC (Benefytt Technologies, Inc.)	15438 North Florida Avenue, Suite 201, Tampa, FL 33613, United States	(4)(8)(16)(17)(18)	0.00%	0.00%	9/13/2038		86,098	12,715	12,131	0.05%
Daylight Beta Parent LLC (Benefytt Technologies, Inc.)	15438 North Florida Avenue, Suite 201, Tampa, FL 33613, United States	(4)(8)(16)	10.00%	10.00% (incl. 10.00% PIK)	9/12/2033		48,069	48,069	48,069	0.18%

								60,784	60,200	0.23%

Total First Lien Debt - controlled/affiliated (excluding Investments in Joint Ventures)								87,593	81,125	0.31%

Total First Lien Debt								43,712,868	43,280,219	165.56%

Second Lien Debt
Second Lien Debt—non-controlled/non-affiliated
Aerospace & Defense
Atlas CC Acquisition Corp.	9465 Wilshire Blvd, Suit 300 Beverly Hills, California 90212 United States	(4)(10)	SOFR + 7.63%	13.31%	5/25/2029		44,520	44,049	40,958	0.16%
Peraton Corp.	12975 Worldgate Drive, Herndon VA 20170 United States	(10)	SOFR + 7.75%	13.23%	2/1/2029		53,259	52,723	52,282	0.20%

								96,772	93,240	0.36%
Air Freight & Logistics
Wwex Uni Topco Holdings, LLC	2323 Victory Avenue Suite 1600 Dallas,TX,75219 United States	(10)	SOFR + 7.00%	12.65%	7/26/2029		33,000	32,649	28,133	0.11%
Capital Markets
The Edelman Financial Engines Center, LLC	600 Travis, Suite 5800, Houston, Texas 77002 United States	(8)	SOFR + 6.75%	12.18%	7/20/2026		14,000	13,918	13,983	0.05%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 9/30/2023	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
Chemicals
Pearls Netherlands Bidco	herengracht, 450 Gemeente Amsterdam, 1017CA	(4)(6)(9)	SOFR + 7.25%	12.62%	2/25/2030			42,453	41,517	42,241	0.16%
Commercial Services & Supplies
DG Investment Intermediate Holdings 2, Inc.	6510 E. Paseo Caballo, Anaheim CA 92807 United States	(10)	SOFR + 6.75%	12.18%	3/30/2029			29,464	29,363	26,186	0.10%
USIC Holdings, Inc.	9045 North River Road Suite 300 Indianapolis IN 46240 United States	(10)	SOFR + 6.50%	11.93%	5/14/2029			8,594	8,546	8,068	0.03%

									37,909	34,254	0.13%
Construction & Engineering
Thermostat Purchaser III, Inc.	10 Parkway North Suite 100 Deerfield,IL,60015 United States	(4)(10)	SOFR + 7.25%	12.82%	8/31/2029			32,725	32,362	32,725	0.13%
Diversified Consumer Services
Pre-Paid Legal Services, Inc.	1 Pre-Paid Way, Ada OK 74820 United States	(4)(9)	SOFR + 7.00%	12.43%	12/14/2029			25,000	24,805	22,875	0.09%
Health Care Equipment & Supplies
Confluent Medical Technologies, Inc.	6263 N Scottsdale Road, Suite 224, Scottsdale, AZ 85250 United States	(4)(9)	SOFR + 6.50%	12.04%	2/16/2030			52,500	51,663	52,369	0.20%
Health Care Providers & Services
Canadian Hospital Specialties Ltd.	676 North Michigan Avenue Suite 3300 Chicago IL 60611 United States	(4)(6)(8)	8.75%	8.75%	4/15/2029		CAD	3,800	3,017	2,473	0.01%
CD&R Artemis UK Bidco Ltd.	26 Southampton Buildings, 8th Floor, Holborn Gate London, WC2A 1AN United Kingdom	(4)(6)(8)	S + 7.50%	12.69%	8/19/2029		GBP	65,340	87,613	79,388	0.30%
CD&R Artemis UK Bidco Ltd.	26 Southampton Buildings, 8th Floor, Holborn Gate London, WC2A 1AN United Kingdom	(4)(5)(6) (9)	SOFR + 7.25%	12.59%	8/19/2029			25,000	24,512	24,438	0.09%
Jayhawk Buyer, LLC	8717 West 110th Street, Suite 300 Overland Park, KS 66210 United States	(4)(11)	SOFR + 8.75%	14.22%	10/15/2027			6,537	6,454	6,373	0.02%

									121,596	112,672	0.42%
Health Care Technology
Imprivata, Inc.	150 North Riverside Plaza, Suite 2800, Chicago, IL, 60606, United States	(4)(9)	SOFR + 6.25%	11.57%	12/1/2028			44,118	43,775	42,353	0.16%
Hotels, Restaurants & Leisure
Mic Glen, LLC	88 S State St, Hackensack, NJ 07601 United States	(9)	SOFR + 6.75%	12.17%	7/30/2029			16,000	15,962	15,160	0.06%
Industrial Conglomerates
Victory Buyer, LLC	50 East 153rd Street Bronx, NY 10451-2104 United States	(4)(9)	SOFR + 7.00%	12.43%	11/1/2029			24,677	24,484	23,073	0.09%
IT Services
Dcert Buyer, Inc.	2801 N Thanksgiving Way #500, Lehi 84043 United States	(8)	SOFR + 7.00%	12.32%	2/19/2029			60,975	61,137	57,215	0.22%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 9/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Inovalon Holdings, Inc.	4321 Collington Rd, Bowie, MD 20716, United States	(4)(10)	SOFR + 10.50%	16.18% (incl. 16.18% PIK)	11/24/2033		104,901	102,829	104,901	0.40%

								163,966	162,116	0.62%
Life Sciences Tools & Services
Curia Global, Inc.	26 Corporate Circle Albany,NY,12203 United States	(4)(10)	SOFR + 6.50%	12.13%	8/31/2029		45,977	45,296	36,322	0.14%
LSCS Holdings, Inc.	190 North Milwaukee Street Milwaukee,WI,53202 United States	(4)(9)	SOFR + 8.00%	13.43%	12/17/2029		40,000	39,532	35,800	0.14%
Phoenix Newco, Inc.	195 West Street Waltham,MA,2451 United States	(4)(6)(9)	SOFR + 6.50%	11.93%	11/15/2029		52,153	51,329	52,153	0.20%

								136,157	124,275	0.48%
Media
Houghton Mifflin, LLC	9 West 57th Street, 29th Floor, New York, NY, 10019, United States	(7)(9)	SOFR + 8.50%	13.82%	4/8/2030		80,500	78,868	73,386	0.28%
Pharmaceuticals
Sharp Midco, LLC	7451 Keebler Way, Allentown, PA 18106 United States	(4)(9)	SOFR + 7.25%	12.74%	12/31/2029		31,500	30,885	31,264	0.12%
Professional Services
Aqgen Island Holdings, Inc.	535 Madsion Avenue, 24TH Floor New York, NY 10022 United States	(6)(9)	SOFR + 6.50%	12.03%	8/2/2029		20,508	20,337	19,586	0.07%
Celestial Saturn Parent, Inc.	40 Pacifica #900, Irvine, CA 92618 United States	(9)	SOFR + 6.50%	11.93%	6/4/2029		134,488	133,493	114,049	0.44%
Deerfield Dakota Holding, LLC	55 East 52nd Street 31st Floorm Park Avenue Plaza, New York, NY 10055 United States	(10)	SOFR + 6.75%	12.40%	4/7/2028		27,069	27,008	25,699	0.10%
Thevelia US, LLC	Level 15, Manulife Place, 348 Kwun Tong Rd, Ngau Tau Kok, Hong Kong	(4)(6)(9)	SOFR + 6.75%	12.29%	6/17/2030		182,046	177,465	181,591	0.69%

								358,303	340,925	1.30%
Software
Apex Group Treasury, LLC	4 Embarcadero Center Suite 1900 San Francisco,CA,94111 United States	(4)(6)(9)	SOFR + 6.75%	12.40%	7/27/2029		28,153	28,176	28,083	0.11%
Cloudera, Inc.	1001 Page Mill Road Building 3 Palo Alto,CA,94304 United States	(9)	SOFR + 6.00%	11.42%	10/8/2029		66,697	66,278	63,584	0.24%
Cornerstone OnDemand, Inc.	1601 Cloverfield Blvd Suite 620 South Santa Monica,CA,90404 United States	(4)(9)	SOFR + 6.00%	11.39%	10/15/2029		34,913	33,876	33,865	0.13%
HS Purchaser, LLC	6455 City West Parkway Eden Prairie, MN United States	(10)	SOFR + 6.75%	12.35%	11/19/2027		66,497	66,587	57,769	0.22%
Human Security, Inc.	111 W 33rd St 11TH Fl, New York, New York, 10001, United States	(4)(11)	SOFR + 6.75%	12.07%	7/22/2027		50,000	49,331	49,125	0.19%
Human Security, Inc.	111 W 33rd St 11TH Fl, New York, New York, 10001, United States	(4)(5)(11)	SOFR + 6.75%	12.16%	7/22/2027		50,000	49,331	49,125	0.19%
Idera, Inc.	Brookhollow Ctr III, 2950 Nort Loop Freeway W, Suite 700 Houston TX 77092 United States	(4)(10)	SOFR + 6.75%	12.27%	3/2/2029		30,331	30,254	28,814	0.11%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 9/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Mandolin Technology Intermediate Holdings, Inc.	Nova Tower 1, 1 Allegheny Square, Suite 800, Pittsburgh, PA 15212, United States	(4)(9)	SOFR + 6.50%	12.04%	7/30/2029		31,950	31,626	29,234	0.11%
Mitratech Holdings, Inc.	5001 Plaza on the Lake #111 Austin, TX 78746 United States	(4)(5)(10)	SOFR + 6.75%	12.27%	5/18/2029		18,000	17,946	16,560	0.06%
Proofpoint, Inc.	892 Ross Drive, Sunnyvale CA 94089 United States	(9)	SOFR + 6.25%	11.68%	8/31/2029		63,274	63,122	63,581	0.24%
Symphony Technology Group	428 University Ave, Palo Alto CA 94301 United States	(6)(10)	SOFR + 8.25%	13.88%	7/27/2029		56,877	56,320	27,443	0.10%
Virgin Pulse, Inc.	75 Fountain Street, Providence RI 02902 United States	(10)	SOFR + 7.25%	12.68%	4/6/2029		27,000	26,860	26,966	0.10%
Vision Solutions, Inc.	15300 Barranca Parkway Suite 100 Irvine CA 92618 United States	(10)	SOFR + 7.25%	12.86%	4/23/2029		52,499	52,328	47,554	0.18%

								572,035	521,703	1.98%
Trading Companies & Distributors
Icebox Holdco III, Inc.	80 Pall Mall, London, SW1Y 5ES, United Kingdom	(4)(9)	SOFR + 6.75%	12.40%	12/21/2029		14,000	13,891	12,738	0.05%

Total Second Lien Debt - non-controlled/non-affiliated								1,891,517	1,779,485	6.79%

Total Second Lien Debt								1,891,517	1,779,485	6.79%

Structured Finance Obligations
Structured Finance Obligations - non-controlled/non-affiliated
Diversified Financial Services
522 Funding CLO 2020-6, Ltd.	522 5th Avenue New York,NY,10036 United States	(4)(5)(6)(8)	SOFR + 6.76%	12.11%	10/23/2034		3,000	3,000	2,772	0.01%
AIMCO CLO Series 2015-A	P.O. Box 309 Ugland House, South Church Str, Grand Cayman, Cayman Islands	(5)(6)(8)	SOFR + 6.86%	12.17%	10/17/2034		7,450	7,450	7,401	0.03%
Allegro CLO XI Ltd.	c/o Ocorian Trust (Cayman) Limited Windward 3 Regatta Office Park P.O. Box 1350, Grand Cayman George Town, KY1-1108 KY	(4)(5)(6)(8)	SOFR + 7.26%	12.58%	1/19/2033		3,895	3,862	3,886	0.01%
Apidos CLO XXXIII	C/O MaplesFS Limited PO Box 1093 Queensgate House Grand Cayman George Town, KY1-1102 KY	(5)(6)(8)	SOFR + 6.61%	11.96%	10/24/2034		5,000	4,958	4,712	0.02%
Apidos CLO XXXVI	C/O MaplesFS Limited PO Box 1093 Queensgate House Grand Cayman George Town, KY1-1102 KY	(4)(5)(6)(8)	SOFR + 6.21%	11.28%	7/20/2034		8,500	8,500	8,058	0.03%
Ares LXI CLO, Ltd.	PO Box 1093 Queensgate House Grand Cayman George Town, KY1-1102 KY	(4)(5)(6)(8)	SOFR + 6.51%	11.58%	10/20/2034		7,750	7,750	7,271	0.03%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 9/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Ares LXII CLO, Ltd.	PO Box 1093 Queensgate House Grand Cayman George Town, KY1-1102 KY	(4)(5)(6)(8)	SOFR + 6.76%	12.11%	1/25/2034		9,000	9,000	8,641	0.03%
Ares XXVII CLO, Ltd.	PO Box 1093 Queensgate House Grand Cayman George Town, KY1-1102 KY	(5)(6)(8)	SOFR + 7.01%	12.34%	10/28/2034		7,000	6,940	6,739	0.03%
Balboa Bay Loan Funding 2021-2, Ltd.	c/o Walkers Fiduciary, 190 Elgin Avenue, George Town, Grand Cayman, Cayman Islands	(4)(5)(6)(8)	SOFR + 6.86%	11.93%	1/20/2035		7,000	6,940	6,432	0.02%
Barings CLO Ltd 2021-II	190 Elgin Avenue Grand Cayman George Town, KY 1-9008 KY	(4)(5)(6)(8)	SOFR + 6.51%	12.08%	7/15/2034		6,000	6,000	5,689	0.02%
Barings CLO Ltd 2021-III	190 Elgin Avenue Grand Cayman George Town, KY 1-9008 KY	(4)(5)(6)(8)	SOFR + 6.91%	12.22%	1/18/2035		7,200	7,200	6,525	0.02%
Benefit Street Partners CLO XX	190 Elgin Avenue, George Town, Grand Cayman, Cayman Islands	(4)(5)(6)(8)	SOFR + 7.01%	12.58%	7/15/2034		6,500	6,500	6,266	0.02%
Benefit Street Partners LLC BSP 2020-21A	190 Elgin Avenue, George Town, Grand Cayman, Cayman Islands	(4)(5)(6)(8)	SOFR + 6.96%	12.27%	10/15/2034		3,000	2,973	2,857	0.01%
BlueMountain CLO XXIX Ltd	280 Park Ave 12th Floor, New York, NY 10017 United States	(4)(5)(6)(8)	SOFR + 7.12%	12.47%	7/25/2034		2,750	2,691	2,586	0.01%
Broad River Ltd 2020-1	C/O MaplesFS Limited PO Box 1093, Queensgate House, Grand Cayman George Town, KY1-1102 KY	(4)(5)(6)(8)	SOFR + 6.76%	12.09%	7/20/2034		7,000	6,951	6,693	0.03%
Carlyle US CLO 2020-1, Ltd.	c/o Walkers Fiduciary, 190 Elgin Avenue, George Town, Grand Cayman, Cayman Islands	(4)(5)(6)(8)	SOFR + 6.51%	11.84%	7/20/2034		7,000	7,000	6,738	0.03%
Carval CLO V-C, LTD.	15 Esplanade St Helier St Helier, JE1 1RB JE	(4)(5)(6)(8)	SOFR + 7.01%	12.58%	10/15/2034		8,000	7,931	7,890	0.03%
Carval CLO VI-C, LTD.	15 Esplanade St Helier St Helier, JE1 1RB JE	(4)(5)(6)(8)	SOFR + 7.33%	12.66%	4/21/2034		8,750	8,672	8,469	0.03%
CIFC Funding 2019-III, Ltd.	c/o Ocorian Trust (Cayman) Limited Windward 3 Regatta Office Park PO Box 1350 Grand Cayman, KY1-1108 KY	(4)(5)(6)(8)	SOFR + 7.06%	12.63%	10/16/2034		8,000	8,000	7,640	0.03%
CIFC Funding 2022-V, Ltd.	c/o Ocorian Trust (Cayman) Limited Windward 3 Regatta Office Park PO Box 1350 Grand Cayman, KY1-1108 KY	(4)(5)(6)(8)	SOFR + 7.55%	12.86%	7/16/2033		10,000	9,911	10,048	0.04%
Dryden 95 CLO, Ltd.	3 Gateway Center 14th Floor Newark,NJ,7102 United States	(4)(5)(6)(8)	SOFR + 6.15%	11.79%	8/20/2034		8,000	8,000	7,262	0.03%
Eaton Vance CLO 2019-1 Ltd	C/O Walkers Fiduciary Limited Cayman Corporate Centre 27 Hospital Road George Town, KY1-9008 KY	(4)(5)(6)(8)	SOFR + 6.76%	12.07%	4/15/2031		3,750	3,754	3,642	0.01%
Elmwood CLO 16, Ltd.	c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street Wilmington, DE 19801 United States	(4)(5)(6)(8)	SOFR + 7.22%	12.55%	4/20/2034		6,000	5,947	6,032	0.02%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 9/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Elmwood CLO III, Ltd.	c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street Wilmington, DE 19801 United States	(4)(5)(6)(8)	SOFR + 6.76%	12.07%	10/20/2034		3,500	3,500	3,494	0.01%
Elmwood CLO VI, Ltd.	c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street Wilmington, DE 19801 United States	(5)(6)(8)	SOFR + 6.76%	12.07%	10/20/2034		4,000	4,000	4,007	0.02%
Flatiron RR CLO 22, LLC	51 Madison Avenue 2nd Floor New York,NY,10010 United States	(5)(6)(8)	SOFR + 6.46%	11.83%	10/15/2034		5,000	5,000	4,906	0.02%
Fort Washington CLO 2021-2, Ltd.	303 Broadway Suite 1200 Cincinnati,OH,45202 United States	(4)(5)(6)(8)	SOFR + 6.87%	11.94%	10/20/2034		12,000	11,899	11,000	0.04%
Galaxy 30 CLO, Ltd.	C/O INTERTRUST SPV (CAYMAN) LIMITED One Nexus Way, Camana Bay, KY1-9005 KY	(4)(5)(6)(8)	SOFR + 6.95%	12.26%	4/15/2035		3,000	2,973	2,991	0.01%
Galaxy XXV CLO, Ltd.	C/O INTERTRUST SPV (CAYMAN) LIMITED One Nexus Way, Camana Bay, KY1-9005 KY	(4)(5)(6)(8)	SOFR + 6.21%	11.62%	10/25/2031		4,000	3,953	3,841	0.01%
Galaxy 32 CLO Ltd.	C/O INTERTRUST SPV (CAYMAN) LIMITED One Nexus Way, Camana Bay, KY1-9005 KY	(4)(5)(6)(8)	SOFR + 7.33%	12.66%	10/20/2036		2,140	2,119	2,119	0.01%
Goldentree Loan Management US Clo 12 Ltd.	C/O MaplesFS Limited PO Box 1093 Queensgate House Grand Cayman George Town, KY1-1102 KY	(4)(5)(6)(8)	SOFR + 7.25%	12.58%	4/20/2034		6,500	6,445	6,487	0.02%
Goldentree Loan Management US Clo 8 Ltd.	C/O MaplesFS Limited PO Box 1093 Queensgate House Grand Cayman George Town, KY1-1102 KY	(4)(5)(6)(8)	SOFR + 6.41%	11.48%	10/20/2034		6,200	6,200	6,022	0.02%
Gulf Stream Meridian 5, Ltd.	4350 Congress Street, Charlotte, NC 28209 United States	(4)(5)(6)(8)	SOFR + 6.59%	11.90%	7/15/2034		3,500	3,489	3,448	0.01%
Gulf Stream Meridian 7, Ltd.	4350 Congress Street, Charlotte, NC 28209 United States	(4)(5)(6)(8)	SOFR + 6.85%	12.16%	7/15/2035		5,000	4,956	4,828	0.02%
Gulf Stream Meridian GSM 2021-IIIA, Ltd.	4350 Congress Street, Charlotte, NC 28209 United States	(4)(5)(6)(8)	SOFR + 7.01%	12.32%	4/15/2034		1,000	962	987	0.00%
Halseypoint Clo 5, Ltd.	C/O Walkers Fiduciary Limited 190 Elgin Avenue Grand Cayman George Town, KY1-9008 KY	(4)(5)(6)(8)	SOFR + 7.20%	12.63%	1/30/2035		9,500	9,336	9,038	0.03%
HPS Loan Management 15-2019 Ltd	c/o Ocorian Trust (Cayman) Limited Windward 3 Regatta Office Park, PO Box 1350 Grand Cayman, KY1-1108 KY	(4)(5)(6)(8)	SOFR + 6.80%	11.86%	1/22/2035		4,000	3,965	3,773	0.01%
Jamestown CLO XIV, Ltd.	280 Park Avenue New York,NY,10017 United States	(5)(6)(8)	SOFR + 7.46%	12.79%	10/20/2034		10,000	9,829	9,724	0.04%
Kayne CLO III, Ltd.	1800 Avenue of the Stars 3rd Floor Los Angeles,CA,90067 United States	(4)(5)(6)(8)	SOFR + 6.76%	12.07%	4/15/2032		5,000	5,007	4,806	0.02%
KKR CLO 43 Ltd.	30 Hudson Yards, New York, New York 10001 United States	(4)(5)(6)(8)	SOFR + 8.53%	13.84%	7/15/2034		3,000	3,023	3,037	0.01%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 9/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Magnetite XXXII Ltd.	WALKERS FIDUCIARY LIMITED 190 Elgin Avenue, George Town George Town, KY1-9008 KY	(4)(5)(6)(8)	SOFR + 6.90%	12.21%	4/15/2035		5,000	5,000	4,997	0.02%
Morgan Stanley Eaton Vance Clo 2021-1, Ltd.	71 Fort Street PO Box 500 Grand Cayman George Town, KY1-1106 KY	(5)(6)(8)	SOFR + 7.01%	12.38%	10/20/2034		6,500	6,500	6,166	0.02%
Morgan Stanley Eaton Vance CLO 2022-17A Ltd.	71 Fort Street PO Box 500 Grand Cayman George Town, KY1-1106 KY	(4)(5)(6)(8)	SOFR + 7.90%	13.23%	7/20/2035		1,000	1,007	1,010	0.00%
Neuberger Berman Loan Advisers CLO 38, Ltd.	PO Box 1093 Queensgate House Grand Cayman George Town, KY1-1102 KY	(5)(6)(8)	SOFR + 6.51%	11.84%	10/20/2035		11,000	11,000	10,312	0.04%
OCP CLO 2021-22, Ltd.	c/o Ocorian Trust (Cayman) Limited Windward 3, Regatta Office Park PO Box 1350 Grand Cayman George Town, KY1-1108 KY	(4)(5)(6)(8)	SOFR + 6.86%	12.19%	12/2/2034		9,000	8,895	8,519	0.03%
Octagon 55, Ltd.	250 Park Avenue 15th Floor New York,NY,10177 United States	(4)(5)(6)(8)	SOFR + 6.76%	12.09%	7/20/2034		11,000	10,886	10,414	0.04%
Octagon 66, Ltd.	250 Park Avenue 15th Floor New York,NY,10177 United States	(4)(5)(6)(8)	SOFR + 7.80%	13.17%	8/16/2033		10,000	9,911	10,150	0.04%
Octagon Investment Partners 41, Ltd.	250 Park Avenue 15th Floor New York,NY,10177 United States	(5)(6)(8)	SOFR + 7.39%	12.70%	10/15/2033		2,500	2,490	2,449	0.01%
Onex Credit Partners OCP 2020-19A	c/o Ocorian Trust (Cayman) Limited Windward 3, Regatta Office Park PO Box 1350 Grand Cayman George Town, KY1-1108 KY	(4)(5)(6)(8)	SOFR + 6.76%	12.09%	10/20/2034		4,250	4,084	4,067	0.02%
Palmer Square CLO 2015-1, Ltd.	PO Box 1093 Queensgate House South Church Street George Town, KY1-1102 KY	(4)(5)(6)(8)	SOFR + 6.50%	12.14%	5/21/2034		2,000	1,916	1,987	0.01%
Palmer Square CLO 2019-1, Ltd.	PO Box 1093 Queensgate House South Church Street George Town, KY1-1102 KY	(4)(5)(6)(8)	SOFR + 6.50%	12.13%	11/14/2034		12,000	12,000	11,913	0.05%
Palmer Square CLO 2022-1, Ltd.	PO Box 1093 Queensgate House South Church Street George Town, KY1-1102 KY	(4)(5)(6)(8)	SOFR + 6.35%	11.68%	4/20/2035		2,500	2,500	2,440	0.01%
Park Avenue Institutional Advisers CLO Ltd 2022-1	10 Hudson Yards New York, NY, 10001-2157 United States	(4)(5)(6)(8)	SOFR + 7.29%	12.62%	4/20/2035		6,000	5,841	5,919	0.02%
Post CLO 2021-1, Ltd.	C/O MAPLESFS LIMITED PO Box 1093 Queensgate House Grand Cayman George Town, KY1-1102 KY	(4)(5)(6)(8)	SOFR + 6.71%	12.28%	10/15/2034		6,000	6,000	5,755	0.02%
Post CLO 2022-1, Ltd.	C/O MAPLESFS LIMITED PO Box 1093 Queensgate House Grand Cayman George Town, KY1-1102 KY	(4)(5)(6)(8)	SOFR + 6.75%	12.08%	4/20/2035		5,000	4,979	4,612	0.02%
PPM CLO 2, Ltd.	PO Box 1093 Queensgate House Grand Cayman George Town, KY1-1102 KY	(4)(5)(6)(8)	SOFR + 6.81%	12.12%	4/16/2032		2,250	2,253	1,991	0.01%
PPM CLO 4, Ltd.	PO Box 1093 Queensgate House Grand Cayman George Town, KY1-1102 KY	(5)(6)(8)	SOFR + 6.76%	12.07%	10/18/2034		8,775	8,775	8,033	0.03%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 9/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
PPM CLO 5, Ltd.	PO Box 1093 Queensgate House Grand Cayman George Town, KY1-1102 KY	(5)(6)(8)	SOFR + 6.76%	12.09%	10/18/2034		4,800	4,800	4,329	0.02%
Rad CLO 14, Ltd.	1800 Avenue of the Stars 3rd Floor Los Angeles,CA,90067 United States	(4)(5)(6)(8)	SOFR + 6.76%	12.33%	1/15/2035		6,750	6,750	6,294	0.02%
Rockford Tower CLO 2021-3, Ltd.	65 East 55th Street, 30th Floor, New York, NY 10022 United States	(5)(6)(8)	SOFR + 6.98%	12.34%	10/20/2034		2,000	1,974	1,800	0.01%
RR 19, Ltd.	C/O Walkers Fiduciary Limited 190 Elgin Avenue Grand Cayman George Town, KY1-9008 KY	(5)(6)(8)	SOFR + 6.76%	12.33%	10/15/2035		3,000	3,000	2,977	0.01%
RR 20, Ltd.	C/O Walkers Fiduciary Limited 190 Elgin Avenue Grand Cayman George Town, KY1-9008 KY	(4)(5)(6)(8)	SOFR + 7.25%	12.56%	7/15/2037		4,000	3,964	4,019	0.02%
Signal Peak 7, Ltd.	605 Post Oak Place Dr Ste 100, Houston, Texas, 77027, United States	(4)(5)(6)(8)	SOFR + 7.15%	12.52%	4/30/2032		3,875	3,846	3,748	0.01%
Sound Point CLO XXVII, Ltd.	375 Park Avenue 33rd Floor New York,NY,10152 United States	(4)(5)(6)(8)	SOFR + 6.82%	12.17%	10/25/2034		6,900	6,783	5,979	0.02%
Symphony CLO 34-PS Ltd.	555 California St San Francisco, CA 94104 United States	(4)(5)(6)(8)	SOFR + 7.56%	12.88%	7/24/2034		4,000	3,920	4,031	0.02%
Symphony CLO 30 Ltd	555 California St San Francisco, CA 94104 United States	(4)(5)(6)(8)	SOFR + 8.39%	13.45%	4/20/2035		3,500	3,536	3,549	0.01%
Trestles Clo IV, Ltd.	C/o Ocorian Trust (Cayman) Limited Windward 3 Regatta Office Park PO Box 1350 George Town, KY1-1108 KY	(4)(5)(6)(8)	SOFR + 6.51%	11.85%	7/21/2034		8,000	8,000	7,794	0.03%
Vibrant CLO XII, Ltd.	747 3rd Avenue 38th Floor New York,NY,10017 United States	(4)(5)(6)(8)	SOFR + 7.37%	12.70%	1/20/2034		2,875	2,853	2,701	0.01%
Vibrant CLO XIII, Ltd.	747 3rd Avenue 38th Floor New York,NY,10017 United States	(4)(5)(6)(8)	SOFR + 7.32%	12.63%	7/15/2034		6,250	6,198	5,846	0.02%
Voya CLO 2019-4, Ltd.	230 Park Avenue, New York, NY 10169	(4)(5)(6)(8)	SOFR + 6.97%	12.27%	1/15/2035		8,250	8,107	7,678	0.03%
Voya CLO 2020-2, Ltd.	230 Park Avenue, New York, NY 10169	(4)(5)(6)(8)	SOFR + 6.66%	11.98%	7/19/2034		5,000	4,914	4,790	0.02%

Total Structured Finance Obligations - non-controlled/non-affiliated								409,268	395,026	1.48%

Total Structured Finance Obligations								409,268	395,026	1.48%

Equity
Equity - non-controlled/non-affiliated
Aerospace & Defense
Loar Acquisition 13, LLC - Common Units	450 Lexington Avenue, New York, NY 10017 United States	(4)				3.4%	2,890,586	4,336	8,672	0.03%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 9/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Micross Topco, Inc.	1050 Perimeter Road, Manchester, NH 03103 United States	(4)				0.0%	116	125	146	0.00%

								4,461	8,818	0.03%
Air Freight & Logistics
AGI Group Holdings LP - A2 Units	9130 S Dadeland Blvd Ste 1801, Miami, FL, 33156-7858 United States	(4)				55.8%	1,674	1,674	1,115	0.00%
Mode Holdings, L.P. - Class A-2 Common Units	17330 Preston Rd., Suite 200 C Dallas, TX 75252 United States	(4)				1.8%	1,076,923	1,077	2,078	0.01%

								2,751	3,193	0.01%
Commercial Services & Supplies
GTCR Investors LP - A-1 Units	1501 Yamato Road, Boca Raton, FL 33431 United States	(4)				9.9%	893,584	894	894	0.00%
Distributors
Box Co-Invest Blocker, LLC - Class A Units	2650 Galvin Dr, Elgin, IL 60124, United States	(4)				55.1%	3,308,320	3,308	2,547	0.01%
Box Co-Invest Blocker, LLC - Class C Units	2650 Galvin Dr, Elgin, IL 60124, United States	(4)				55.1%	401,889	390	418	0.00%

								3,698	2,965	0.01%
Diversified Consumer Services
Cambium Holdings, LLC - Senior Preferred Interests	17855 North Dallas Parkway, Suite 400, Dallas, TX 75287, United States	(4)		11.50%		6.1%	29,194,330	28,735	34,751	0.13%
Deneb Ultimate Topco, LLC - Class A Units	777 108th Ave NE, Bellevue, WA 98004, United States	(4)				81.2%	4,060	4,060	1,976	0.01%

								32,795	36,727	0.14%
Diversified Financial Services
THL Fund IX Investors (Plymouth II), LP	545 Boylston Street, 6th Floor, Boston, MA 02116 United States	(4)				33.3%	666,667	667	667	0.00%
Diversified Telecommunication Services
Point Broadband Holdings, LLC - Class A Units	617 E. Lake St. Stanton, MI 48888 United States	(4)				4.1%	12,870	10,915	13,091	0.05%
Point Broadband Holdings, LLC - Class B Units	617 E. Lake St. Stanton, MI 48888 United States	(4)				4.1%	685,760	1,955	4,628	0.02%
Point Broadband Holdings, LLC - Class Additional A Units	617 E. Lake St. Stanton, MI 48888 United States	(4)				4.1%	147,380	420	995	0.00%
Point Broadband Holdings, LLC - Class Additional B Units	617 E. Lake St. Stanton, MI 48888 United States	(4)				4.1%	2,766	2,346	2,813	0.01%

								15,636	21,527	0.08%
Health Care Equipment & Supplies
GCX Corporation Group Holdings, L.P. - Class A-2 Units	3875 Cypress Drive, Petaluma, CA 94954, United States	(4)				90.0%	4,853	4,853	2,427	0.01%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 9/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Health Care Providers & Services
AVE Holdings I Corp.	520 Madison Avenue, New York, NY 10022 United States	(4)				8.1%	12,237,213	11,870	13,461	0.05%
CD&R Artemis Holdco 2 Limited - Preferred Shares	26 Southampton Buildings 8th Floor, Holborn Gate London, WC2A 1AN United Kingdom	(4)(6)				40.0%	33,000,000	43,662	48,553	0.19%
CD&R Ulysses Equity Holdings, L.P. - Common Shares	375 Park Avenue 18th Floor New York,NY,10152 United States	(4)(6)				40.0%	6,000,000	6,090	5,040	0.02%
Jayhawk Holdings, LP - A-1 Common Units	8717 West 110th Street, Suite 300 Overland Park, KS 66210 United States	(4)				0.4%	12,472	2,220	1,601	0.01%
Jayhawk Holdings, LP - A-2 Common Units	8717 West 110th Street, Suite 300 Overland Park, KS 66210 United States	(4)				0.4%	6,716	1,195	862	0.00%
Maia Aggregator, L.P. - Class A Units	One World Trade Center 285 Fulton Street, 84th Floor New York, NY 10007 United States	(4)				98.5%	19,700,000	19,700	17,927	0.07%
NC Eve, L.P. - LP Interest	26 Esplanade, St Helier, Jersey JE4 8PS, Jersey	(4)(6)				50.0%	2,500,000	3,398	2,167	0.01%

								88,135	89,611	0.35%
Health Care Technology
Caerus Midco 2 S.À. R.L - Additional Vehicle Units	450 Lexington Ave, C/O Warburg Pincus LLC; New York; 10017 United States	(4)(6)				3.3%	988,290	988	109	0.00%
Caerus Midco 2 S.À. R.L - Vehicle Units	450 Lexington Ave, C/O Warburg Pincus LLC; New York; 10017 United States	(4)(6)				16.5%	4,941,452	4,941	4,596	0.02%

								5,929	4,705	0.02%
Insurance
Shelf Holdco Ltd Common Equity	Level 42, 22 Bishopsgate London, EC2N 4BQ United Kingdom	(4)(6)				1.0%	1,300,000	1,300	1,950	0.01%
RSC Topco, Inc.	160 Federal Street, Boston, MA 02110 United States	(4)				0.1%	100	97	99	0.00%

								1,397	2,049	0.01%
IT Services
NC Ocala Co-Invest Beta, L.P. - LP Interest	4321 Collington Rd, Bowie, MD 20716, United States	(4)				31.7%	25,687,196	25,687	27,485	0.11%
Professional Services
Guidehouse Holding Corp. - Preferred Equity	2941 Fairview Park Dr Ste 501 Falls Church, VA, 22042-4543 United States	(4)		11.50%		72.0%	54,010	52,935	64,812	0.25%
OHCP V TC COI, LP. - LP Interest	330 7th Ave, New York, NY 10001 United States	(4)				65.0%	6,500,000	6,500	10,920	0.04%
Tricor Horizon, LP	11 Middle Neck Road, Great Neck, New York NY 11021 United States	(4)(6)				70.0%	14,151,361	14,274	14,151	0.05%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 9/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Victors CCC Topco, LP	251 Little Falls Drive. Wilmington, DE 19808 United States	(4)				96.0%	9,600,000	9,600	14,400	0.06%

								83,309	104,283	0.40%
Software
Connatix Parent, LLC - Class L Common Units	666 Broadway, 10th Floor, New York, NY 10012, United States	(4)				69.4%	126,136	1,388	539	0.00%
Expedition Holdco, LLC	101 South Phillips Avenue, Suite 300, Sioux Falls, SD 57104, United States	(4)				81.0%	810,810	810	449	0.00%
Knockout Intermediated Holdings I, Inc.	100 West Whitehall Avenue Northlake, IL 60164 United States	(4)				49.0%	49,020	47,795	55,883	0.21%
Lobos Parent, Inc. - Series A Preferred Shares	206 S Earl St # 394, Schaller, Iowa, United States	(4)		10.50%		85.6%	45,090	43,963	50,727	0.19%
Mandolin Technology Holdings, Inc. - Series A Preferred Shares	Nova Tower 1 1 Allegheny Square, Suite 800 Pittsburgh,PA,15212 United States	(4)				90.0%	31,950,000	30,992	29,314	0.11%
Mimecast Limited	1 Finsbury Avenue, London, United Kingdom, EC2M 2PF	(4)				75.0%	73,213,759	73,213	71,702	0.27%
Zoro Common Equity	989 Market St, San Francisco, CA 94103 United States	(4)				35.3%	1,195,880	11,959	11,959	0.05%
Zoro Series A Preferred Shares	989 Market St, San Francisco, CA 94103 United States	(4)		12.50%		17.8%	44,535	42,976	47,875	0.18%

								253,096	268,448	1.01%
Transportation Infrastructure
Atlas Intermediate Holding LLC - Preferred Interest	9465 Wilshire Blvd, Suit 300 Beverly Hills, California 90212 United States	(4)				84.0%	34,238,400	33,725	35,608	0.14%
Enstructure LLC	645 Madison Ave, New York NY, 10022 United States	(4)				18.7%	4,642,254	3,440	4,593	0.02%
Frontline Road Safety Investments, LLC - Class A Common Units	2714 Sherman Street, Grand Prairie, TX 75051 United States	(4)				64.1%	58,590	6,178	6,020	0.02%
Ncp Helix Holdings, LLC. - Preferred Shares	888 Boylston Street, Suite 1100, Boston, Massachusetts 02199 United States	(4)				73.9%	1,485,282	1,116	1,417	0.01%

								44,459	47,638	0.19%

Total Equity - non-controlled/non-affiliated								567,767	621,437	2.37%

Equity - non-controlled/affiliated
Distributors
GSO DL Co-Invest EIS LP (EIS Acquisition Holdings, LP) - Class A Common Units	2018 Powers Ferry Road, Suite 400 Atlanta, Georgia 30339 United States	(4)(6)(16)				7.5%	265,556	558	2,474	0.01%

Total Equity - non-controlled/affiliated								558	2,474	0.01%

Equity - controlled/affiliated (excluding Investments in Joint Ventures)

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 9/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Chemicals
Pigments LP Int	1 Concorde Gate, Suite 608, Toronto, Ontario, Canada	(4)(6)(16)				39.4%	3,943	-	-	0.00%
Diversified Financial Services
Specialty Lending Company LLC - LLC Interest	251 Little Falls Drive, Wilmington, DE 19808 United States	(4)(6)(16)				90.0%	171,900,000	171,900	181,200	0.69%
Insurance
CFCo LLC (Benefytt Technologies, Inc.) - Class B Units	15438 North Florida Avenue, Suite 201, Tampa, FL 33613, United States	(4)(16)				80.9%	134,166,603	-	-	0.00%
Specialty Retail
GSO DL CoInvest CI LP (CustomInk, LLC) - Series A Preferred Units	2910 District Avenue Fairfax VA 22031 United States	(4)(6)(16)				15.8%	1,500,000	1,421	1,966	0.01%

Total Equity - controlled/affiliated (excluding Investments in Joint Ventures)								173,321	183,166	0.70%

Total Equity								741,646	807,077	3.08%

Investment in Joint Venture
BCRED Emerald JV	345 Park Avenue New York, NY 10154 United States	(6)(16)				75.0%		2,002,500	2,026,930	7.75%
BCRED Verdelite JV	345 Park Avenue New York, NY 10154 United States	(6)(16)				87.5%		117,706	124,459	0.48%

Total Investments in Joint Ventures Total								2,120,206	2,151,389	8.23%

Total Investments - non-controlled/non-affiliated								46,493,827	45,995,042	175.89%
Total Investments - non-controlled/affiliated								558	2,474	0.01%
Total Investments - controlled/affiliated (excluding Investments in Joint Ventures)								260,914	264,291	1.01%
Total Investments - Investments in Joint Ventures								2,120,206	2,151,389	8.23%

Total Investment Portfolio								48,875,505	48,413,196	185.14%

Cash and Cash Equivalents
State Street Institutional U.S. Government Money Market Fund								234,845	234,845	0.90%
Other Cash and Cash Equivalents								1,047,502	1,047,502	4.01%

Total Portfolio Investments, Cash and Cash Equivalents								50,157,852	49,695,543	190.05%

(1)

Unless otherwise indicated, all debt and equity investments held by the Company (which such term “Company” shall include the Company’s consolidated subsidiaries for purposes of this Condensed Consolidated Schedule of Investments) are denominated in dollars. As of September 30, 2023, the Company had investments denominated in Canadian Dollars (CAD), Euros (EUR), British Pounds (GBP), Swiss Francs (CHF), Danish

Krone (DKK), Swedish Krona (SEK), Norwegian Krone (NOK), and New Zealand Dollars (NZD). All debt investments are income producing unless otherwise indicated. All equity investments are non-income producing unless otherwise noted. Certain portfolio company investments are subject to contractual restrictions on sales. The total par amount (in thousands) is presented for debt investments, while the number of shares or units (in whole amounts) owned is presented for equity investments. Each of the Company’s investments is pledged as collateral, under one or more of its credit facilities unless otherwise indicated.
(2)

Variable rate loans to the portfolio companies bear interest at a rate that is determined by reference to either LIBOR (“L”), Canadian Dollar Offered Rate (“CDOR” or “C”), Sterling Overnight Interbank Average Rate (“SONIA” or “S”), Euro Interbank Offer Rate (“Euribor” or “E”), Secured Overnight Financing Rate (“SOFR”), Stockholm Interbank Offered Rate (“STIBOR” or “ST”), Copenhagen Interbank Offered Rate (“CIBOR” or “CI”), Norwegian Interbank Offered Rate (“NIBOR” or “N”), Swiss Average Rate Overnight (“SARON” or “SA”), New Zealand Bank Bill Reference Rate (“BKBM” or “B”), or an alternate base rate (commonly based on the Federal Funds Rate (“F”) or the U.S. Prime Rate (“P”)), which generally resets periodically. For each loan, the Company has indicated the reference rate used and provided the spread and the interest rate in effect as of September 30, 2023. Variable rate loans typically include an interest reference rate floor feature.

(3)

The cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

(4)

These investments were valued using unobservable inputs and are considered Level 3 investments. Fair value was determined in good faith by or under the direction of the Board of Trustees (the “Board”) (see Note 2 and Note 5), pursuant to the Company’s valuation policy.

(5)

These debt investments are not pledged as collateral under any of the Company’s credit facilities. For other debt investments that are pledged to the Company’s credit facilities, a single investment may be divided into parts that are individually pledged as collateral to separate credit facilities. Any other debt investments listed above are pledged to financing facilities or CLOs and are not available to satisfy the creditors of the Company.

(6)

The investment is not a qualifying asset under Section 55(a) of the 1940 Act. The Company may not acquire any non-qualifying asset unless, at the time of acquisition, qualifying assets represent at least 70% of the Company’s total assets. As of September 30, 2023, non-qualifying assets represented 21.7% of total assets as calculated in accordance with regulatory requirements.

(7)

Position or portion thereof is an unfunded commitment, and no interest is being earned on the unfunded portion, although the investment may be subject to unused commitment fees. Negative cost and fair value results from unamortized fees, which are capitalized to the investment cost. The unfunded commitment may be subject to a commitment termination date that may expire prior to the maturity date stated. See below for more information on the Company’s unfunded commitments:

Investments—non-controlled/non-affiliated	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
123Dentist, Inc.	Delayed Draw Term Loan	8/10/2029	$30,693	$(4,295)
Aareon Holding GmbH	Delayed Draw Term Loan	9/12/2031	6,349	—
Aareon Holding GmbH	Revolver	8/8/2030	9,579	—
ACI Group Holdings, Inc.	Delayed Draw Term Loan	8/2/2024	31,047	—
ACI Group Holdings, Inc.	Revolver	8/2/2027	21,482	(269)
ADCS Clinics Intermediate Holdings, LLC	Revolver	5/7/2027	3,233	—
ADCS Clinics Intermediate Holdings, LLC	Delayed Draw Term Loan	4/14/2024	8,400	(63)
Advancing Eyecare Center, Inc.	Delayed Draw Term Loan	6/13/2029	4,620	(139)
Amerilife Holdings LLC	Delayed Draw Term Loan	8/31/2029	25,775	—
Amerilife Holdings LLC	Revolver	8/31/2028	40,596	—

Investments—non-controlled/non-affiliated	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
Amerivet Partners Management, Inc.	Delayed Draw Term Loan	2/25/2024	38,090	—
Amerivet Partners Management, Inc.	Revolver	2/25/2028	11,511	(374)
Anaplan, Inc.	Revolver	6/21/2028	47,983	(240)
Apex Companies, LLC	Delayed Draw Term Loan	1/31/2028	369	(5)
Armada Parent, Inc.	Delayed Draw Term Loan	10/29/2023	11,250	—
Armada Parent, Inc.	Revolver	10/29/2027	27,000	(473)
Ascend Buyer, LLC	Revolver	9/30/2027	7,760	(78)
Atlas CC Acquisition Corp.	Delayed Draw Term Loan	5/26/2026	14,403	(1,328)
Atlas CC Acquisition Corp.	Revolver	5/26/2026	17,283	(473)
Auris Luxembourg III Sarl	Revolver	2/27/2026	17,850	(174)
Avalara Inc	Revolver	10/19/2028	2,308	(23)
AxiomSL Group, Inc.	Revolver	12/3/2025	5,983	—
Bamboo US BidCo LLC	Delayed Draw Term Loan	9/30/2030	4,708	(71)
Bamboo US BidCo LLC	Revolver	9/28/2029	6,278	(188)
Bazaarvoice, Inc.	Revolver	5/7/2026	42,994	—
Beeline, LLC	Delayed Draw Term Loan	5/2/2029	4,821	(24)
Beeline, LLC	Revolver	5/2/2028	5,543	—
BlueCat Networks USA, Inc.	Delayed Draw Term Loan	8/8/2028	9,873	—
Bluefin Holding, LLC	Revolver	9/12/2029	4,487	(112)
BradyIFS Holdings, LLC	Delayed Draw Term Loan	10/31/2029	22,277	—
BradyIFS Holdings, LLC	Term Loan	10/31/2029	200,245	—
BradyIFS Holdings, LLC	Revolver	10/31/2029	16,963	—
Caerus US 1, Inc.	Delayed Draw Term Loan	5/25/2029	6,973	—
Caerus US 1, Inc.	Delayed Draw Term Loan	5/25/2029	32,788	—
Caerus US 1, Inc.	Revolver	5/25/2029	37,208	—
Cambium Learning Group, Inc.	Revolver	7/20/2028	101,715	—
Canadian Hospital Specialties Ltd.	Revolver	4/14/2027	468	—
CCBlue Bidco, Inc.	Delayed Draw Term Loan	12/21/2023	67,102	—
CFC Underwriting, Ltd.	Delayed Draw Term Loan	11/30/2028	16,304	(204)
CFGI Holdings, LLC	Revolver	11/2/2027	19,950	(399)
CFS Brands, LLC	Revolver	10/2/2030	30,858	—
CFS Brands, LLC	Delayed Draw Term Loan	10/2/2030	20,572	—
Chronicle Bidco, Inc.	Revolver	11/14/2025	2,815	—
Circana Group, L.P.	Revolver	12/1/2027	86,026	—
Claims Automation Intermediate 2, LLC	Delayed Draw Term Loan	12/16/2027	68,521	(685)
Clearview Buyer, Inc.	Delayed Draw Term Loan	8/26/2024	33,015	—
Clearview Buyer, Inc.	Revolver	2/26/2027	8,085	(202)
Community Brands ParentCo, LLC	Delayed Draw Term Loan	2/24/2024	10,809	(108)
Community Brands ParentCo, LLC	Revolver	2/24/2028	6,330	(63)
Confine Visual Bidco	Delayed Draw Term Loan	3/11/2024	49,522	—
Connatix Buyer, Inc.	Revolver	7/14/2027	16,294	(896)
COP Home Services TopCo IV, Inc.	Delayed Draw Term Loan	12/30/2027	13,936	(209)
COP Home Services TopCo IV, Inc.	Revolver	12/31/2025	19,964	(214)

Investments—non-controlled/non-affiliated	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
Coupa Software Inc.	Delayed Draw Term Loan	8/27/2024	164	(2)
Coupa Software Inc.	Revolver	2/27/2030	126	(1)
CPI Buyer, LLC	Revolver	11/1/2026	28,928	(579)
CPI Intermediate Holdings Inc	Delayed Draw Term Loan	10/8/2029	111,547	(1,115)
Cumming Group, Inc.	Revolver	5/26/2027	23,577	(413)
DCA Investment Holdings, LLC	Delayed Draw Term Loan	4/3/2028	122	—
Denali Bidco Ltd	Delayed Draw Term Loan	8/29/2030	6,300	(272)
Discovery Education, Inc.	Delayed Draw Term Loan	4/9/2029	120,227	—
Discovery Education, Inc.	Revolver	4/9/2029	52,540	(2,102)
Discovery Education, Inc.	Term Loan	10/3/2030	65,509	—
Doc Generici (Diocle S.p.A.)	Delayed Draw Term Loan	10/26/2024	5,288	—
DTI Holdco, Inc.	Revolver	4/26/2027	4,240	—
Eliassen Group, LLC	Delayed Draw Term Loan	4/14/2028	9,961	—
Emergency Power Holdings, LLC	Delayed Draw Term Loan	8/17/2024	49,368	(494)
Endeavor Schools Holdings LLC	Delayed Draw Term Loan	7/18/2029	15,845	(198)
Endeavor Schools Holdings LLC	Delayed Draw Term Loan	7/18/2029	5,282	(66)
Engineered Stone Group Holdings III Ltd.	Delayed Draw Term Loan	4/23/2028	23,817	—
ENV Bidco AB	Delayed Draw Term Loan	7/19/2029	26,639	(1,532)
Episerver, Inc.	Revolver	4/9/2026	3,833	(192)
Episerver, Inc.	Delayed Draw Term Loan	4/9/2026	10,185	(509)
Excelitas Technologies Corp.	Delayed Draw Term Loan	8/13/2029	19,214	(192)
Excelitas Technologies Corp.	Revolver	8/14/2028	6,011	—
Experity, Inc.	Revolver	2/24/2028	13,452	(269)
Fencing Supply Group Acquisition, LLC	Delayed Draw Term Loan	2/29/2024	3,945	(49)
Fencing Supply Group Acquisition, LLC	Delayed Draw Term Loan	2/26/2027	3,381	—
Forterro UK Ltd.	Delayed Draw Term Loan	7/7/2029	13,362	—
Foundation Risk Partners Corp.	Revolver	10/29/2027	9,529	(143)
Foundation Risk Partners Corp.	Delayed Draw Term Loan	10/29/2028	7,831	—
Frontgrade Technologies Holdings, Inc.	Revolver	1/9/2028	516	(1)
Galway Borrower, LLC	Delayed Draw Term Loan	9/29/2028	2,460	(49)
Galway Borrower, LLC	Revolver	9/30/2027	19,017	(380)
GI Consilio Parent, LLC	Revolver	2/10/2026	4,629	(240)
GI Ranger Intermediate, LLC	Delayed Draw Term Loan	10/30/2028	27,360	—
GI Ranger Intermediate, LLC	Revolver	10/29/2027	6,480	—
Gigamon Inc.	Revolver	3/11/2028	25,774	(64)
Go Car Wash Management Corp.	Delayed Draw Term Loan	12/31/2026	84,833	(954)
GovernmentJobs.com, Inc.	Delayed Draw Term Loan	11/30/2023	55,088	—
GovernmentJobs.com, Inc.	Revolver	12/2/2023	19,764	(395)
GraphPAD Software, LLC	Delayed Draw Term Loan	4/27/2027	8,571	(129)
GraphPAD Software, LLC	Revolver	4/27/2027	1,416	—
Groundworks, LLC	Delayed Draw Term Loan	9/13/2025	92	(1)
Groundworks, LLC	Revolver	3/14/2029	42	(1)

Investments—non-controlled/non-affiliated	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
Healthcomp Holding Company, LLC	Term Loan	11/8/2029	200,824	—
Healthcomp Holding Company, LLC	Term Loan	1/2/2024	18,171	—
Healthcomp Holding Company, LLC	Equity	1/2/2024	1,804	—
Helix TS, LLC	Delayed Draw Term Loan	6/14/2024	60	—
HIG Orca Acquisition Holdings, Inc.	Delayed Draw Term Loan	8/17/2027	9,724	—
HIG Orca Acquisition Holdings, Inc.	Revolver	8/17/2027	9,254	—
High Street Buyer, Inc.	Delayed Draw Term Loan	4/16/2028	37,586	—
High Street Buyer, Inc.	Revolver	4/16/2027	4,186	(84)
Houghton Mifflin, LLC	Revolver	4/7/2027	18,750	(875)
IG Investments Holdings, LLC	Revolver	9/22/2027	44,828	(224)
Inovalon Holdings, Inc.	Delayed Draw Term Loan	6/24/2024	99,544	(1,244)
Integrity Marketing Acquisition, LLC	Delayed Draw Term Loan	8/27/2025	4,650	(23)
Integrity Marketing Acquisition, LLC	Revolver	8/27/2025	350	(4)
Integrity Marketing Acquisition, LLC	Revolver	8/27/2025	303	(3)
Integrity Marketing Acquisition, LLC	Delayed Draw Term Loan	8/27/2025	942	—
Iris Buyer, LLC	Delayed Draw Term Loan	10/2/2030	7,870	—
Iris Buyer, LLC	Revolver	10/2/2029	7,953	—
ISQ Hawkeye Holdco, Inc.	Delayed Draw Term Loan	8/17/2029	453	—
ISQ Hawkeye Holdco, Inc.	Revolver	8/17/2028	806	—
Java Buyer, Inc.	Delayed Draw Term Loan	12/15/2023	44,810	—
Jupiter Bidco Limited	Delayed Draw Term Loan	8/5/2029	41,392	(1,716)
Kaseya, Inc.	Delayed Draw Term Loan	6/25/2029	41,755	—
Kaseya, Inc.	Revolver	6/25/2029	36,508	—
Knowledge Pro Buyer, Inc.	Delayed Draw Term Loan	12/10/2023	9,964	—
Knowledge Pro Buyer, Inc.	Revolver	12/10/2027	3,951	—
Kwor Acquisition, Inc.	Delayed Draw Term Loan	12/22/2027	3,735	—
Kwor Acquisition, Inc.	Revolver	12/22/2027	5,497	—
Loar Group, Inc.	Delayed Draw Term Loan	4/1/2024	47,000	—
Magnesium BorrowerCo, Inc.	Delayed Draw Term Loan	5/18/2029	99,913	(2,478)
Mandolin Technology Intermediate Holdings, Inc.	Revolver	7/30/2026	10,800	(1,026)
Mantech International CP	Delayed Draw Term Loan	9/14/2029	119,953	—
Mantech International CP	Revolver	9/14/2028	111,118	(1,111)
Marcone Yellowstone Buyer, Inc.	Delayed Draw Term Loan	6/23/2028	5,722	(286)
Material Holdings, LLC	Revolver	8/17/2027	10,810	—
Metis Buyer, Inc.	Revolver	5/4/2026	8,550	—
MHE Intermediate Holdings, LLC	Revolver	7/21/2027	370	—
Mitratech Holdings, Inc.	Delayed Draw Term Loan	11/26/2024	70,000	(1,400)
Monk Holding Co.	Delayed Draw Term Loan	12/1/2023	38,468	—

Investments—non-controlled/non-affiliated	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
Monterey Financing, S.A.R.L	Delayed Draw Term Loan	9/19/2029	20,082	—
More Cowbell II, LLC	Delayed Draw Term Loan	9/1/2030	2,178	(27)
More Cowbell II, LLC	Revolver	9/1/2029	2,340	—
MRI Software, LLC	Revolver	2/10/2026	673	(14)
Natus Medical Incorporated	Revolver	7/21/2027	2,788	—
Navigator Acquiror, Inc.	Delayed Draw Term Loan	1/16/2025	61,027	—
NDC Acquisition Corp.	Revolver	3/9/2027	2,911	—
Neptune Holdings, Inc.	Revolver	8/14/2030	2,000	(50)
New Relic, Inc.	Term Loan	11/8/2030	115,693	—
New Relic, Inc.	Revolver	11/8/2030	12,051	—
New Relic, Inc.	Equity	11/8/2030	4,277	—
NMC Crimson Holdings, Inc.	Delayed Draw Term Loan	1/1/2024	3,651	—
NortonLifeLock, Inc.	Revolver	9/12/2029	3,375	(28)
Onex AP Merger Sub, LLC	Revolver	4/4/2028	3,261	—
Onex Baltimore Buyer, Inc.	Delayed Draw Term Loan	12/1/2023	22,053	—
Onex Baltimore Buyer, Inc.	Delayed Draw Term Loan	12/1/2027	70,001	—
Oranje Holdco Inc	Revolver	2/1/2029	8,250	(83)
Pearce Services, LLC	Delayed Draw Term Loan	6/2/2027	949	—
Petrus Buyer Inc	Delayed Draw Term Loan	10/17/2029	11,304	(170)
Petrus Buyer Inc	Revolver	10/17/2029	5,163	(52)
PGIS Intermediate Holdings, LLC	Revolver	10/16/2028	6,274	(125)
Plasma Buyer, LLC	Delayed Draw Term Loan	5/12/2029	23,780	(238)
Plasma Buyer, LLC	Revolver	5/12/2028	11,573	—
Polyphase Elevator Holding Co.	Revolver	6/23/2027	374	—
Porcelain Acquisition Corp.	Delayed Draw Term Loan	4/1/2027	21,722	—
PPV Intermediate Holdings, LLC	Revolver	8/31/2029	9,910	(99)
PPV Intermediate Holdings, LLC	Delayed Draw Term Loan	8/31/2029	4,979	(25)
Profile Products, LLC	Revolver	11/12/2027	1,280	—
Profile Products, LLC	Revolver	12/20/2024	4,538	—
Progress Residential PM Holdings, LLC	Delayed Draw Term Loan	7/25/2029	16,623	—
Progress Residential PM Holdings, LLC	Delayed Draw Term Loan	7/25/2029	2,915	—
Project Leopard Holdings, Inc.	Revolver	7/20/2027	16,946	(1,852)
Pye-Barker Fire & Safety LLC	Delayed Draw Term Loan	11/26/2027	18,278	—
Quality Distribution LLC	Revolver	7/1/2026	9,000	(405)
Quality Distribution LLC	Delayed Draw Term Loan	10/3/2024	25	—
Quality Distribution LLC	Revolver	4/3/2028	94	(3)
Qualus Power Services Corp.	Delayed Draw Term Loan	1/26/2025	35,586	(445)
Rally Buyer, Inc.	Delayed Draw Term Loan	7/19/2028	29,147	—
Rally Buyer, Inc.	Revolver	7/19/2028	14,196	—
Redwood Services Group, LLC	Delayed Draw Term Loan	6/15/2029	38	—
Redwood Services Group, LLC	Delayed Draw Term Loan	6/15/2029	51	—
Redwood Services Group, LLC	Delayed Draw Term Loan	6/15/2029	16,586	—
Relativity ODA, LLC	Revolver	5/12/2027	4,937	(74)
Riser Merger Sub, Inc.	Revolver	8/1/2028	24,351	—
Riser Merger Sub, Inc.	Delayed Draw Term Loan	5/1/2024	11,724	—

Investments—non-controlled/non-affiliated	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
RoadOne Inc	Delayed Draw Term Loan	12/30/2028	177	—
RoadOne Inc	Revolver	12/30/2028	275	—
RSC Acquisition, Inc.	Delayed Draw Term Loan	10/30/2026	56,133	(421)
S&P Global Engineering Solutions	Revolver	5/2/2029	249	(2)
Safety Borrower Holdings LP	Revolver	9/1/2027	1,678	—
Sailpoint Technologies, Inc.	Revolver	8/15/2028	34,083	(85)
Sam Holding Co, Inc.	Delayed Draw Term Loan	9/24/2027	720	—
Sam Holding Co, Inc.	Revolver	3/24/2027	24,000	(480)
Sam Holding Co, Inc.	Delayed Draw Term Loan	9/24/2027	38,800	—
SEKO Global Logistics Network, LLC	Revolver	12/30/2026	9,874	—
Sherlock Buyer Corp.	Delayed Draw Term Loan	12/8/2028	11,177	(112)
Sherlock Buyer Corp.	Revolver	12/8/2027	4,445	(89)
Smile Doctors, LLC	Revolver	12/23/2027	51,955	(1,039)
Smile Doctors, LLC	Delayed Draw Term Loan	12/23/2028	14,284	—
Smile Doctors, LLC	Delayed Draw Term Loan	12/23/2028	124,106	(2,482)
Snoopy Bidco, Inc.	Delayed Draw Term Loan	5/6/2024	51,214	(768)
SpecialtyCare, Inc.	Delayed Draw Term Loan	6/19/2028	6,544	—
SpecialtyCare, Inc.	Revolver	6/18/2026	5,935	(208)
Stepping Stones Healthcare Services, LLC	Delayed Draw Term Loan	12/30/2023	15,316	—
Stepping Stones Healthcare Services, LLC	Revolver	12/30/2026	19,351	—
Sunshine Cadence Holdco, LLC	Delayed Draw Term Loan	3/23/2027	200	—
Tennessee Bidco Limited	Delayed Draw Term Loan	6/22/2024	293,056	(2,802)
The Fertility Partners, Inc.	Revolver	9/16/2027	806	—
Thermostat Purchaser III, Inc.	Revolver	8/31/2026	8,125	(97)
Trader Corp.	Revolver	12/22/2028	6,899	(63)
Trinity Air Consultants Holdings Corp.	Delayed Draw Term Loan	6/29/2027	18,371	—
Trinity Air Consultants Holdings Corp.	Revolver	6/29/2027	12,780	—
Trinity Air Consultants Holdings Corp.	Delayed Draw Term Loan	6/30/2026	21,904	(219)
Trinity Partners Holdings, LLC	Delayed Draw Term Loan	12/21/2023	115,743	(1,157)
Triple Lift, Inc.	Revolver	5/6/2028	8,815	—
UMP Holdings, LLC	Delayed Draw Term Loan	7/15/2028	4,470	—
Unified Physician Management, LLC	Revolver	6/18/2029	78,506	—
US Oral Surgery Management Holdco, LLC	Revolver	11/18/2027	12,932	(291)
US Oral Surgery Management Holdco, LLC	Delayed Draw Term Loan	8/16/2029	11,202	(126)
Victors CCC Buyer, LLC	Delayed Draw Term Loan	6/1/2029	31,095	—
Victors CCC Buyer, LLC	Revolver	6/1/2029	29,205	—
West Monroe Partners, LLC	Delayed Draw Term Loan	11/9/2023	188,572	—
West Monroe Partners, LLC	Revolver	11/9/2027	54,686	—
West Star Aviation Acquisition, LLC	Delayed Draw Term Loan	3/1/2028	455	—

Investments—non-controlled/non-affiliated	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
WHCG Purchaser III, Inc.	Revolver	6/22/2026	31	—
WPEngine, Inc.	Revolver	8/14/2029	8,140	(244)
Zendesk Inc	Delayed Draw Term Loan	11/22/2028	208,035	(3,121)
Zendesk Inc	Revolver	11/3/2028	97,650	(1,953)

Total unfunded commitments			5,746,595	(51,574)

(8)	There are no interest rate floors on these investments.
(9)	The interest rate floor on these investments as of September 30, 2023 was 0.50%.
(10)	The interest rate floor on these investments as of September 30, 2023 was 0.75%.
(11)	The interest rate floor on these investments as of September 30, 2023 was 1.00%.
(12)	The interest rate floor on these investments as of September 30, 2023 was 1.25%.
(13)	The interest rate floor on these investments as of September 30, 2023 was 1.50%.
(14)	The interest rate floor on these investments as of September 30, 2023 was 2.00%.
(15)	For unsettled positions the interest rate does not include the base rate.
(16)

Under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the “1940 Act”), the Company is deemed to “control” a portfolio company if the Company owns more than 25% of its outstanding voting securities and/or held the power to exercise control over the management or policies of the portfolio company. Under the 1940 Act, the Company is deemed an “affiliated person” of a portfolio company if the Company owns 5% or more of the portfolio company’s outstanding voting securities. As of September 30, 2023, the Company’s controlled/affiliated and non-controlled/affiliated investments were as follows:

Non-Controlled/Affiliated Investments	Fair value as of 12/31/2022	Gross Additions	Gross Reductions	Change in Unrealized Gains (Losses)	Net Realized Gain (Loss)	Fair value as of 9/30/2023	Income
GSO DL Co-Invest EIS LP	$2,813	$—	$(374)	$(178)	$213	$2,474	$16
Controlled/Affiliated Investments
Daylight Beta Parent LLC (Benefytt Technologies, Inc.)	—	48,069	—	—	—	48,069	394
CFCo LLC (Benefytt Technologies, Inc.)	—	12,715	—	(584)	—	12,131	—
CFCo LLC (Benefytt Technologies, Inc.)	—	—	—	—	—	—	—
Pigments Services, Inc.	—	17,215	—	(5,886)	—	11,329	—
Pigments Services, Inc.	—	9,596	—	—	—	9,596	851
Pigments Services, Inc.	—	—	—	—	—	—	—
Specialty Lending Company LLC	172,330	—	—	8,870	—	181,200	—
BCRED Emerald JV LP	2,072,717	—	(112,500)	66,713	—	2,026,930	211,303
BCRED Verdelite JV LP	115,677	—	—	8,782	—	124,459	15,597
GSO DL Co-Invest CI LP	1,881	—	—	85	—	1,966	—

Total	$2,365,418	$87,595	$(112,874)	$77,802	$213	$2,418,154	$228,161

(17)	Loan was on non-accrual status as of September 30, 2023.
(18)

These loans are “last-out” portions of loans. The “last-out” portion of the Company’s loan investment generally earns a higher interest rate than the “first-out” portion, and in exchange the “first-out” portion would generally receive priority with respect to payment principal, interest and any other amounts due thereunder over the “last-out” portion.

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	USD	14,774	CAD	20,000	12/13/2023	$(16)
Goldman Sachs Bank USA	USD	78,907	DKK	546,731	12/14/2023	1,004
Deutsche Bank AG	USD	37,699	EUR	35,000	12/14/2023	535
Deutsche Bank AG	USD	37,437	GBP	30,000	12/14/2023	776
Goldman Sachs Bank USA	USD	54,685	NOK	584,117	12/14/2023	(208)
Goldman Sachs Bank USA	USD	22,481	NZD	38,100	12/14/2023	(415)
Goldman Sachs Bank USA	USD	21,394	SEK	237,106	12/14/2023	(442)
Goldman Sachs Bank USA	USD	9,902	SEK	109,749	12/13/2023	(204)

Total Foreign Currency Forward Contracts						$1,030

Interest Rate Swaps
Counterparty	Hedged Instrument	Company Receives	Company Pays	Maturity Date	Notional Amount		Fair Market Value	Upfront Payments / Receipts	Change in Unrealized Gains / (Losses)
Goldman Sachs Bank USA	June 2024 Notes	2.56%	SOFR + 0.93%	6/21/2024		$435,000	$(11,715)	$—	$7,210
Goldman Sachs Bank USA	September 2024 Notes	1.75%	SOFR + 0.08%	9/15/2024		365,000	(12,782)	—	4,717
Goldman Sachs Bank USA	November 2024 Notes	2.35%	SOFR + 0.66%	11/22/2024		500,000	(20,146)	—	5,216
Goldman Sachs Bank USA	January 2025 Notes	2.70%	SOFR + 0.99%	1/15/2025		500,000	(22,392)	—	4,197
Goldman Sachs Bank USA	December 2026 Notes	2.63%	SOFR + 0.26%	12/15/2026		625,000	(41,592)	—	(6,935)
Deutsche Bank	December 2026 Notes	2.63%	SOFR + 0.26%	12/15/2026		625,000	(41,342)	—	(6,990)
Goldman Sachs Bank USA	March 2025 Notes	4.70%	SOFR + 2.43%	3/24/2025		400,000	(16,891)	—	1,087
Deutsche Bank	March 2025 Notes	4.70%	SOFR + 2.43%	3/24/2025		500,000	(21,128)	—	1,366
Deutsche Bank	April 2026 UK Bonds	4.87%	SONIA + 2.78%	4/14/2026	GBP	250,000	(20,953)	—	(1,013)
Sumitomo Mitsui Banking Corporation	May 2027 Notes	5.61%	SOFR + 2.79%	5/3/2027		625,000	(36,163)	—	(10,027)
Sumitomo Mitsui Banking Corporation	September 2025 Notes	7.05%	SOFR + 2.93%	9/29/2025		600,000	(10,514)	—	(8,349)
Goldman Sachs Bank USA	October 2027 Notes	7.49%	SOFR + 3.72%	10/11/2027		350,000	(10,037)	—	(8,619)
Sumitomo Mitsui Banking Corporation	September 2025 Notes	7.05%	SOFR + 2.97%	9/29/2025		200,000	(3,669)	—	(2,873)

Total Interest Rate Swaps							$(269,324)	$—	$(21,013)

FINANCIAL STATEMENTS

The information in “Consolidated Financial Statements and Supplementary Data” in Part II, Item 8 of the Company’s Annual Report on Form 10-K for the fiscal year ended December  31, 2022 and “Financial Statements” in Part I, Item 1 of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 is incorporated herein by reference. The financial data should be read in conjunction with the Company’s consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” as incorporated by reference herein.

MANAGEMENT

The information in “Directors, Executive Officers and Corporate Governance” in Part III, Item 10, “Executive Compensation” in Part III, Item 11 and “Security Ownership of Certain Beneficial Owners and Management and Related Shareholder Matters” in Part III, Item 12 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 are incorporated herein by reference.

PORTFOLIO MANAGEMENT

Blackstone Credit BDC Advisors LLC serves as our investment adviser. The Adviser is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our Board of Trustees, the Adviser will manage the day-to-day operations of, and provide investment advisory and management services to, us.

Investment Committee

The Investment Committee currently includes Brad Marshall, Michael Zawadzki, Michael Carruthers, Brad Colman, Robert Horn, Valerie Kritsberg, Daniel Oneglia, Viral Patel, Rob Petrini, and Louis Salvatore. Biographical information regarding members of the Investment Committee is as follows:

Investment Committee Members Who Are Trustees or Executive Officers

Brad Marshall (Portfolio Manager), Trustee, Chairperson and Co-Chief Executive Officer of the Company, Global Head of Private Credit Strategies and Senior Managing Director of Blackstone. Mr. Marshall is Co-CEO of both BCRED and BXSL. Mr. Marshall also sits on the various investment committees of Blackstone Credit & Insurance. Before joining Blackstone Credit & Insurance in 2005, Mr. Marshall worked in various roles at RBC, including fixed income research and business development within RBC’s private equity funds effort. Prior to RBC, Mr. Marshall helped develop a private equity funds business for TAL Global, a Canadian asset management division of CIBC, and prior to that, he co-founded a microchip verification software company where he served as Chief Financial Officer. Mr. Marshall received an M.B.A. from McGill University in Montreal and a B.A. (Honors) in Economics from Queen’s University in Kingston, Canada. Mr. Marshall also serves on the board of trustees of BXSL.

Investment Committee Members Who Are Not Trustees or Executive Officers

Michael Zawadzki (Portfolio Manager), Global Chief Investment Officer for Blackstone Credit & Insurance and Senior Managing Director of Blackstone. Michael Zawadzki is the Global Chief Investment Officer of Blackstone Credit & Insurance, Portfolio Manager of the Company and a Senior Managing Director with Blackstone. As Chief Investment Officer, Mr. Zawadzki oversees the investment and portfolio management activities across the business. Mr. Zawadzki sits on the various investment committees of Blackstone Credit & Insurance. Before joining Blackstone Credit & Insurance in 2006, Mr. Zawadzki was with Citigroup Private Equity, and previously worked in the investment banking division of Salomon Smith Barney. Mr. Zawadzki graduated magna cum laude with a B.S. in Economics from the Wharton School of the University of Pennsylvania.

Michael Carruthers, Co-Chief Investment Officer of Europe Private Credit for Blackstone Credit & Insurance and Senior Managing Director of Blackstone. Michael Carruthers is co-Chief Investment Officer of Europe Private Credit of Blackstone Credit & Insurance and a Senior Managing Director with Blackstone. Mr. Carruthers is based in Blackstone Credit & Insurance’s London office. Before joining Blackstone Credit & Insurance in 2006, Mr. Carruthers worked in investment banking at Credit Suisse. Mr. Carruthers serves on the board of directors for the Westland Insurance Group. Mr. Carruthers graduated with Honors in Business Administration from the Richard Ivey School of Business at the University of Western Ontario.

Brad Colman, Global Head of Healthcare Investing for Blackstone Credit & Insurance and Senior Managing Director of Blackstone. Brad Colman is the Global Head of Healthcare Investing of Blackstone Credit & Insurance and a Senior Managing Director with Blackstone. He focuses on originating, analyzing, executing and monitoring credit investments across a diverse range of industries for the Direct Lending business. Before joining Blackstone in 2012, Mr. Colman worked as a Director in the Strategic Investments group at PartnerRe, a Senior Associate in the sponsor finance team at American Capital, and an Analyst in Merrill Lynch’s investment banking group. Mr. Colman graduated magna cum laude from New York University’s Leonard N. Stern School of Business with a BS in Finance, Accounting, and Operations.

Robert Horn, Global Head of Sustainable Resources Group for Blackstone Credit & Insurance and Senior Managing Director of Blackstone. Mr. Horn is the Global Head of the Sustainable Resources Group (“SRG”) of Blackstone Credit & Insurance and a Senior Managing Director with Blackstone. As Global Head of SRG, he oversees the firm’s investment activities focused on energy transition, climate change solutions, and a broad range of sectors related to sustainable investing. Mr. Horn is a member of Blackstone’s ESG committee which helps to develop and implement the firm’s ESG policies. Mr. Horn also sits on the various investment committees of Blackstone Credit & Insurance. Before joining Blackstone Credit & Insurance, Mr. Horn worked in Credit Suisse’s Global Energy Group, where he advised on high yield financings and merger and acquisition assignments for companies in the power and utilities sector. Mr. Horn serves on the board of directors of various companies, including Altus Power and ClearGen, LLC. Mr. Horn has a bachelor of commerce from McGill University, where he graduated with academic honors.

Valerie Kritsberg, Head of Capital Markets and Trading for Blackstone Credit & Insurance and Senior Managing Director of Blackstone. Valerie Kritsberg is a Senior Managing Director with Blackstone and leads Blackstone Credit & Insurance’s capital markets origination and sourcing across both liquid and private credit strategies. Mrs. Kritsberg’s team acts as a single point of contact within Blackstone Credit & Insurance for banks, broker-dealers and other key market participants. Mrs. Kritsberg has focused on Blackstone Credit & Insurance’s public and private market investments including distressed and special situation investments across multiple industries. Before joining Blackstone Credit & Insurance in 2005, Mrs. Kritsberg worked in Credit Suisse First Boston’s Global Energy Investment Banking Group where she worked on equity, leveraged finance and M&A transactions for a number of corporate and private equity clients. Mrs. Kritsberg received a BS from New York University, Leonard N. Stern School of Business.

Daniel Oneglia, Head of Credit Research and Opportunistic Liquid Credit for Blackstone Credit & Insurance and Senior Managing Director of Blackstone. Daniel Oneglia is a Senior Managing Director with Blackstone and Head of Credit Research and Opportunistic Liquid Credit for Blackstone Credit & Insurance’s Liquid Credit Strategies team. He has portfolio management responsibilities and sits on the various investment committees of Blackstone Credit & Insurance. Before joining Blackstone, Mr. Oneglia worked at Goldman Sachs where he was a partner and worked in the Americas Multi-Strategy Investment (MSI) team within the Special Situations Group (SSG). Prior to that, he co-led the same team from 2009 to 2017. The MSI team specializes in distressed, stressed and performing credit as well as reorg equity and other opportunistic asset classes. In addition to his responsibilities within MSI, since 2014, he was part of a direct-lending team focused on middle-market North American oil and gas companies and formed and was involved in a JV between MSI and SSG’s real estate team focused on healthcare assets across the United States. Mr. Oneglia serves on the Board of Trustees for The New York Foundling. Mr. Oneglia graduated from Princeton University with a B.A. in History and a Certificate in Latin American Studies.

Viral Patel, Global Head of Technology Investing for Blackstone Credit & Insurance and Senior Managing Director of Blackstone. Viral Patel is the Global Head of Technology Investing for Blackstone Credit & Insurance and a Senior Managing Director with Blackstone. He serves as a member of several of the firm’s investment committees. Mr. Patel has been with Blackstone since 2005 and was involved in the launch of the Blackstone Tactical Opportunities and Blackstone Growth investment strategies and was also a member of Blackstone Securities Partners. Before joining Blackstone, Mr. Patel was a member of the Credit Suisse and Donaldson, Lufkin & Jenrette Structured Products businesses. Mr. Patel serves on the Boards of Cloudreach, Diligent and Mandiant. Mr. Patel graduated magna cum laude from Cornell University with a BS in Operations Research and Industrial Engineering.

Robert Petrini, Chief Investment Officer of North America Private Credit for Blackstone Credit & Insurance and Senior Managing Director of Blackstone. Robert Petrini is the Chief Investment Officer of North America Private Credit and a Senior Managing Director with Blackstone. Mr. Petrini joined Blackstone Credit & Insurance in 2005 and sits on the various investment committees of Blackstone Credit & Insurance. Before joining Blackstone, Mr. Petrini was a Principal of DLJ Investment Partners (“DLJ”), the $1.6 billion mezzanine fund of CSFB’s Alternative Capital Division. Prior to that, Mr. Petrini was a member of DLJ’s Leveraged

Finance Group since 1997. Mr. Petrini graduated magna cum laude with a B.S. in Economics from the Wharton School of the University of Pennsylvania, where he was a Joseph Wharton and Benjamin Franklin Scholar.

Louis Salvatore, Co-Head of Performing Credit for Blackstone Credit & Insurance and Senior Managing Director of Blackstone. Louis Salvatore is the Co-Head of Performing Credit and a Senior Managing Director with Blackstone. Mr. Salvatore is responsible for sourcing, diligencing, structuring and managing performing credit investments. Before joining Blackstone Credit & Insurance in 2005, Mr. Salvatore was a Principal of DLJ Investment Partners, the mezzanine fund of CSFB’s Alternative Capital Division. Mr. Salvatore joined CSFB in 2000 when it acquired DLJ, where he was a member of the Merchant Banking Group. He had been a member of DLJ’s Leveraged Finance Group, specializing in corporate restructurings. Prior to that, he worked for Kidder Peabody. Mr. Salvatore received a BA in Economics from Cornell University and an MBA from the Wharton School of the University of Pennsylvania.

Other Members of the Portfolio Management Team

Teddy Desloge (Portfolio Manager), Chief Financial Officer of the Company and Managing Director of Blackstone. Mr. Desloge is involved with Blackstone Credit & Insurance’s investment management for various direct lending vehicles. Since joining Blackstone Credit & Insurance in 2015, Mr. Desloge has focused on origination, research, and execution of private and opportunistic credit investments across industries, and supporting Blackstone Credit & Insurance’s Private Credit Strategies. Before joining Blackstone Credit & Insurance in 2015, Mr. Desloge was an Associate at Gefinor Capital where he focused on origination, research and execution of private credit and equity investments. He started his career in the Leveraged Finance group at Jefferies. Mr. Desloge graduated from Hobart & William Smith Colleges with a BA and a major in Economics. Mr. Desloge also serves as the Chief Financial Officer of BXSL.

Robert Zable (Portfolio Manager), Global Head of Liquid Credit Strategies and Senior Managing Director of Blackstone. Mr. Zable is the Global Head of Blackstone’s Liquid Credit Strategies (LCS) and a Senior Managing Director, overseeing the firm’s LCS, including bonds, senior loans, multi-asset credit, CLO management and investing and investment grade and high yield bonds. He is a member of Blackstone Credit & Insurance’s Executive Management Committee and sits on various investment committees across the liquid credit business. Prior to joining Blackstone Credit & Insurance in 2007, Mr. Zable began his career at JP Morgan Securities Inc., where he focused on leveraged finance in New York and London. Mr. Zable received a BS from Cornell University and an MBA in Finance from The Wharton School at the University of Pennsylvania.

Other Accounts Managed

Other Accounts Managed by Portfolio Managers

The portfolio managers primarily responsible for the day-to-day management of the Company also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of December 31, 2022: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.

Brad Marshall

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a performance Fee	Assets Subject to a performance Fee
Registered investment companies	—	—	—	—
Other pooled investment vehicles(1)	3	$69.99 billion	3	$69.99 billion
Other accounts	12	$15.89 billion	11	$15.64 billion

Michael Zawadzki

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a performance Fee	Assets Subject to a performance Fee
Registered investment companies	—	—	—	—
Other pooled investment vehicles(1)	3	$9.49 billion	3	$9.49 billion
Other accounts	13	$4.18 billion	11	$4.02 billion

Robert Zable

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a performance Fee	Assets Subject to a performance Fee
Registered investment companies	4	$1.75 billion	4	$1.75 billion
Other pooled investment vehicles(1)	58	$87.55 billion	58	$87.55 billion
Other accounts	1	$0.03 billion	1	$0.03 billion

(1)	Includes management investment companies that have elected to be regulated as business development companies under the 1940 Act.

Teddy Desloge(2)

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a performance Fee	Assets Subject to a performance Fee
Registered investment companies	—	—	—	—
Other pooled investment vehicles(1)	2	$69.87 billion	2	$69.87 billion
Other accounts	—	—	—	—

(1)	Includes management investment companies that have elected to be regulated as business development companies under the 1940 Act.
(2)	Mr. Desloge’s management figures in the table are as of September 30, 2023.

Portfolio Manager Compensation

The Adviser’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary and a discretionary bonus.

Base Compensation. Generally, portfolio managers receive base compensation and employee benefits based on their individual seniority and/or their position with the firm.

Discretionary Compensation. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation is based on individual seniority, contributions to the Adviser and performance of the client assets that the portfolio manager has primary responsibility for. The discretionary compensation is not based on a precise formula, benchmark or other metric. These compensation guidelines are structured to closely align the interests of employees with those of the Adviser and its clients.

Securities Ownership of the Portfolio Manager

The table below shows the dollar range of common shares owned by the portfolio managers as of December 31, 2023:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Company(1)
Brad Marshall	over $1,000,000
Robert Zable	$100,001 – $500,000
Michael Zawadzki	$100,001 – $500,000
Teddy Desloge	$100,001 – $500,000

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000, or over $1,000,000.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Company has procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to the Company. As a BDC, the Company may be prohibited under the 1940 Act from conducting certain transactions with our affiliates without the prior approval of the Independent Trustees and, in some cases, the prior approval of the SEC. We have received an exemptive order from the SEC that permits us, among other things, to co-invest with certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions.

In addition, we and the Adviser have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code are permitted to invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. A copy of the code of ethics is available on the SEC’s website at www.sec.gov. Copies of the code of ethics may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

The following table sets forth, as of February 5, 2024, information with respect to the beneficial ownership of our common shares by:

•	each person known to us to be expected to beneficially own more than 5% of the outstanding common shares;

•	each of our Trustees and each executive officer; and

•	all of our Trustees and executive officers as a group.

Percentage of beneficial ownership is based on 1,165,601,990 shares outstanding as of February 5, 2024.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There are no common shares subject to options that are currently exercisable or exercisable within 60 days of the offering.

	Type of Ownership	Number	Percentage
Interested Trustees
Brad Marshall	Record/Beneficial	78,787	*
Vikrant Sawhney	Record/Beneficial	46,272	*
Independent Trustees
Robert Bass	Record/Beneficial	5,252	*
Tracy Collins	—	—	—
Vicki L. Fuller	—	—	—
James F. Clark	Record/Beneficial	18,384	*
Michelle Greene	—	—	—
Executive Officers Who Are Not Trustees(1)
Teddy Desloge	Record/Beneficial	4,577	*
Katherine Rubenstein	Record/Beneficial	3,584	*
Carlos Whitaker	—	—	—
Matthew Alcide	—	—	—
Oran Ebel	—	—	—
William Renahan	—	—	—
Jonathan Bock	—	—	—
Stacy Wang	—	—	—
All officers and Trustees as a group (15 persons)

*	Less than 1%
(1)	The address for all of the Company’s officers and Trustees is c/o Blackstone Credit BDC Advisors LLC, 345 Park Avenue, 31st Floor, New York, NY 10154.

The following table sets forth the dollar range of our equity securities as of December 31, 2023.

Name of Trustee	Dollar Range of Equity Securities in the Company(2)(3)	Aggregate Dollar Range of Equity Securities in the Fund Complex(2)(3)(4)
Interested Trustees
Brad Marshall	Over $100,000	Over $100,000
Vikrant Sawhney	Over $100,000	Over $100,000
Independent Trustees(1)
Robert Bass	Over $100,000	Over $100,000
James F. Clark	Over $100,000	Over $100,000
Tracy Collins	None	None
Vicki L. Fuller	None	None
Michelle Greene	None	None

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1 (a) (2) of the Exchange Act.
(2)	Dollar ranges are as follows: none, $1—$10,000, $10,001—$50,000, $50,001—$100,000, or over $100,000.
(3)	Dollar ranges were determined using the number of shares that are beneficially owned as of December 31, 2023, multiplied by the Company’s net asset value per share as of December 31, 2023.
(4)

The “Fund Complex” consists of the Company, Blackstone Secured Lending Fund, the Blackstone Credit & Insurance Closed-End Funds (Blackstone Senior Floating Rate Term Fund, Blackstone Long-Short Credit Income Fund, Blackstone Strategic Credit Fund and Blackstone Floating Rate Enhanced Income Fund) and Blackstone Alternative Multi-Strategy Fund.

DESCRIPTION OF OUR SHARES

The following description is based on relevant portions of Delaware law and on our Fourth Amended and Restated Declaration of Trust (the “Declaration of Trust”) and our Amended and Restated Bylaws (the “Bylaws”). This summary is not necessarily complete, and we refer you to Delaware law, our Declaration of Trust and our Bylaws for a more detailed description of the provisions summarized below.

General

The terms of the Declaration of Trust authorize an unlimited number of common shares of any class, par value $0.01 per share, of which 1,123,896,870 shares were outstanding as of December 31, 2023, and an unlimited number of shares of preferred shares, par value $0.01 per share. The Declaration of Trust provides that the Board of Trustees may classify or reclassify any unissued common shares into one or more classes or series of common shares or preferred shares by setting or changing the preferences, conversion or other rights, voting powers, restrictions, or limitations as to dividends, qualifications, or terms or conditions of redemption of the shares. There is currently no market for our common shares, and we can offer no assurances that a market for our shares will develop in the future. We do not intend for the shares offered under this prospectus to be listed on any national securities exchange. There are no outstanding options or warrants to purchase our shares. No shares have been authorized for issuance under any equity compensation plans. Under the terms of our Declaration of Trust, shareholders shall be entitled to the same limited liability extended to shareholders of private Delaware for profit corporations formed under the Delaware General Corporation Law, 8 Del. C. § 100, et. seq. Our Declaration of Trust provides that no shareholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to us by reason of being a shareholder, nor shall any shareholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any person in connection with the Company’s assets or the affairs of the Company by reason of being a shareholder.

None of our shares are subject to further calls or to assessments, sinking fund provisions, obligations of the Company or potential liabilities associated with ownership of the security (not including investment risks). In addition, except as may be provided by the Board of Trustees in setting the terms of any class or series of common shares, no shareholder shall be entitled to exercise appraisal rights in connection with any transaction.

The following are the Company’s outstanding classes of securities as of December 31, 2023.

Outstanding Securities

Title of Class	Amount Authorized	Amount Held by Fund for its Account	Amount Outstanding as of December 31, 2023
Class I	Unlimited	—	734,579,940
Class S	Unlimited	—	373,864,258
Class D	Unlimited	—	15,452,672

Common Shares

Under the terms of our Declaration of Trust, all common shares will have equal rights as to voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Dividends and distributions may be paid to the holders of our common shares if, as and when authorized by our Board of Trustees and declared by us out of funds legally available. Except as may be provided by our Board of Trustees in setting the terms of classified or reclassified shares, our common shares will have no preemptive, exchange, conversion, appraisal or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract and except that, in order to avoid the possibility that our assets could be treated as “plan assets,” we may require any person proposing to acquire common shares to furnish such information as may be necessary to determine whether such person is a benefit plan investor or a controlling person, restrict or prohibit transfers of such shares or redeem any outstanding shares for such price and on such other terms and conditions as may be determined by or at the direction of the Board of Trustees. In the event of our liquidation, dissolution or winding up, each share of our common shares would be entitled to share pro rata in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred shares, if any preferred shares are outstanding at such time. Subject to the rights of holders of any other class or series of shares, each share of our common shares will be entitled to one vote on all matters submitted to a vote of shareholders, including the election of Trustees. Except as may be provided by the Board of Trustees in setting the terms of classified or reclassified shares, and subject to the express terms of any class or series of preferred shares, the holders of our common shares will possess exclusive voting power. There will be no cumulative voting in the election of Trustees. Subject to the special rights of the holders of any class or series of preferred shares to elect Trustees, each Trustee will be elected by a plurality of the votes cast with respect to such Trustee’s election except in the case of a “contested election” (as defined in our Bylaws), in which case Trustees will be elected by a majority of the votes cast in the contested election of Trustees. Pursuant to our Declaration of Trust, our Board of Trustees may amend the Bylaws to alter the vote required to elect trustees.

Class I Shares

No upfront selling commissions or shareholder servicing and/or distribution fees are paid for sales of any Class I shares and financial intermediaries will not charge you transaction or other such fees on Class I Shares.

Class I shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, that provide access to Class I shares, (2) by endowments, foundations, pension funds and other institutional investors, (3) through participating brokers that have alternative fee arrangements with their clients to provide access to Class I shares, (4) through certain registered investment advisers, (5) by our executive officers and trustees and their immediate family members, as well as officers and employees of the Adviser, Blackstone, Blackstone Credit & Insurance or other affiliates and their immediate family members, and joint venture partners, consultants and other service providers or (6) by other categories of investors that we name in an amendment or supplement to this prospectus. In certain cases, where a holder of Class S or Class D shares exits a relationship with a participating broker for this offering and does not enter into a new relationship with a participating broker for this offering, such holder’s shares may be exchanged into an equivalent NAV amount of Class I shares.

Class S Shares

No upfront selling commissions are paid for sales of any Class S shares, however, if you purchase Class S shares from certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to 3.5% cap on NAV for Class S shares.

We pay the Intermediary Manager selling commissions over time as a shareholder servicing and/or distribution fee with respect to our outstanding Class S shares equal to 0.85% per annum of the aggregate NAV of our outstanding Class S shares, including any Class S shares issued pursuant to our distribution reinvestment plan. The shareholder servicing and/or distribution fees are paid monthly in arrears. The Intermediary Manager reallows (pays) all or a portion of the shareholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers, and will waive shareholder servicing and/or distribution fees to the extent a broker is not eligible to receive it for failure to provide such services.

Class D Shares

No upfront selling commissions are paid for sales of any Class D shares, however, if you purchase Class D shares from certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to 1.5% cap on NAV for Class D shares.

We pay the Intermediary Manager selling commissions over time as a shareholder servicing and/or distribution fee with respect to our outstanding Class D shares equal to 0.25% per annum of the aggregate NAV of all our outstanding Class D shares, including any Class D shares issued pursuant to our distribution reinvestment plan. The shareholder servicing and/or distribution fees are paid monthly in arrears. The Intermediary Manager reallows (pays) all or a portion of the shareholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers, and will waive shareholder servicing and/or distribution fees to the extent a broker is not eligible to receive it for failure to provide such services. Class D shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, that provide access to Class D shares, (2) through participating brokers that have alternative fee arrangements with their clients to provide access to Class D shares, (3) through transaction/ brokerage platforms at participating brokers, (4) through certain registered investment advisers, (5) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers or (6) by other categories of investors that we name in an amendment or supplement to this prospectus.

Other Terms of Common Shares

We will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares on the earlier to occur of the following: (i) a listing of Class I shares, (ii) our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets or (iii) the date following the completion of the primary portion of this offering on which, in the aggregate, underwriting compensation from all sources in connection with this offering, including the shareholder servicing and/or distribution fee and other underwriting compensation, is equal to 10% of the gross proceeds from our primary offering. In addition, consistent with the exemptive relief allowing us to offer multiple classes of shares, at the end of the month in which the Intermediary Manager in conjunction with the transfer agent determines that total transaction or other fees, including upfront placement fees or brokerage commissions, and shareholder servicing and/or distribution fees paid with respect to the shares held in a shareholder’s account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such shares (or a lower limit as determined by the Intermediary Manager or the applicable selling agent), we will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares in such shareholder’s account. Compensation paid with respect to the shares in a shareholder’s account will be allocated among each share such that the compensation paid with respect to each individual share will not exceed 10% of the offering price of such share. We may modify this requirement in a manner that is consistent with applicable exemptive relief. At the end of such month, the Class S shares or Class D shares in such shareholder’s account will convert into a number of Class I shares (including any fractional shares), with an equivalent aggregate NAV as such Class S or Class D shares. In addition, immediately before any liquidation, dissolution or winding up, each Class S share and Class D share will automatically convert into a number of Class I shares (including any fractional shares) with an equivalent NAV as such share.

Preferred Shares

This offering does not include an offering of preferred shares. However, under the terms of the Declaration of Trust, our Board of Trustees may authorize us to issue preferred shares in one or more classes or series without shareholder approval, to the extent permitted by the 1940 Act. The Board of Trustees has the power to fix the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each class or series of preferred shares.

We do not currently anticipate issuing preferred shares in the near future. In the event we issue preferred shares, we will make any required disclosure to shareholders. We will not offer preferred shares to the Adviser or our affiliates except on the same terms as offered to all other shareholders.

Preferred shares could be issued with terms that would adversely affect the shareholders, provided that we may not issue any preferred shares that would limit or subordinate the voting rights of holders of our common shares. Preferred shares could also be used as an anti-takeover device through the issuance of shares of a class or series of preferred shares with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control. Every issuance of preferred shares will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that: (1) immediately after issuance and before any dividend or other distribution is made with respect to common shares and before any purchase of common shares is made, such preferred shares together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred shares, if any are issued, must be entitled as a class voting separately to elect two Trustees at all times and to elect a majority of the Trustees if distributions on such preferred shares are in arrears by two full years or more. Certain matters under the 1940 Act require the affirmative vote of the holders of at least a majority of the outstanding shares of preferred shares (as determined in accordance with the 1940 Act) voting together as a separate class. For example, the vote of such holders of preferred shares would be required to approve a proposal involving a plan of reorganization adversely affecting such securities.

The issuance of any preferred shares must be approved by a majority of our independent Trustees not otherwise interested in the transaction, who will have access, at our expense, to our legal counsel or to independent legal counsel.

Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses

Delaware law permits a Delaware statutory trust to include in its declaration of trust a provision to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever. Our Declaration of Trust provides that our Trustees will not be liable to us or our shareholders for monetary damages for breach of fiduciary duty as a trustee to the fullest extent permitted by Delaware law. Our Declaration of Trust provides for the indemnification of any person to the full extent permitted, and in the manner provided, by Delaware law. In accordance with the 1940 Act, we will not indemnify certain persons for any liability to which such persons would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Pursuant to our Declaration of Trust and subject to certain exceptions described therein, we will indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any individual who is a present or former Trustee or officer of the Company and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (ii) any individual who, while a Trustee or officer of the Company and at the request of the Company, serves or has served as a trustee, officer, partner or trustee of any corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity (each such person, an “Indemnitee”), in each case to the fullest extent permitted by Delaware law. Notwithstanding the foregoing, we will not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by an Indemnitee unless (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations, (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction, or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which securities were offered or sold as to indemnification for violations of securities laws.

We will not indemnify an Indemnitee against any liability or loss suffered by such Indemnitee unless (i) the Company determines in good faith that the course of conduct that caused the loss or liability was in the best interest of the Company, (ii) the Indemnitee was acting on behalf of or performing services for the Company, (iii) such liability or loss was not the result of (A) negligence or misconduct, in the case that the party seeking indemnification is a Trustee (other than an independent Trustee), officer, employee, controlling person or agent of the Company, or (B) gross negligence or willful misconduct, in the case that the party seeking indemnification is an independent Trustee, and (iv) such indemnification or agreement to hold harmless is recoverable only out of assets of the Company and not from the shareholders.

In addition, the Declaration of Trust permits the Company to advance reasonable expenses to an Indemnitee, and we will do so in advance of final disposition of a proceeding (a) if the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Company, (b) the legal proceeding was initiated by a third party who is not a shareholder or, if by a shareholder of the Company acting in his or her capacity as such, a court of competent jurisdiction approves such advancement and (c) upon the Company’s receipt of (i) a written affirmation by the trustee or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the Company and (ii) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the Company, together with the applicable legal rate of interest thereon, if it is ultimately determined that the standard of conduct was not met.

Delaware Law and Certain Declaration of Trust Provisions

Organization and Duration

We were formed in Delaware on February 11, 2020, and will remain in existence until dissolved in accordance with our Declaration of Trust or pursuant to Delaware law.

Purpose

Under the Declaration of Trust, we are permitted to engage in any business activity that lawfully may be conducted by a statutory trust organized under Delaware law and, in connection therewith, to exercise all of the rights and powers conferred upon us pursuant to the agreements relating to such business activity.

Our Declaration of Trust contains provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. Our Board of Trustees may, without shareholder action, authorize the issuance of shares in one or more classes or series, including preferred shares; our Board of Trustees may, without shareholder action, amend our Declaration of Trust to increase the number of our common shares, of any class or series, that we will have authority to issue; and our Declaration of Trust provides that, while we do not intend to list our shares on any securities exchange, if any class of our shares is listed on a national securities exchange, our Board of Trustees will be divided into three classes of Trustees serving staggered terms of three years each. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Trustees. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Sales and Leases to the Company

Our Declaration of Trust provides that, unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC, except as otherwise permitted under the 1940 Act, we may not purchase or lease assets in which the Adviser or any of its affiliates have an interest unless all of the following conditions are met: (a) the transaction is fully disclosed to the shareholders in a prospectus or in a periodic report; and (b) the assets are sold or leased upon terms that are reasonable to us and at a price not to exceed the lesser of cost or fair market value as determined by an independent expert. However, the Adviser may purchase assets in its own name (and assume loans in connection) and temporarily hold title, for the purposes of facilitating the acquisition of the assets, the borrowing of money, obtaining financing for us, or the completion of construction of the assets, so long as all of the following conditions are met: (i) the assets are purchased by us at a price no greater than the cost of the assets to the Adviser; (ii) all income generated by, and the expenses associated with, the assets so acquired will be treated as belonging to us; and (iii) there are no other benefits arising out of such transaction to the Adviser apart from compensation otherwise permitted by the Omnibus Guidelines, as adopted by the NASAA.

Sales and Leases to our Adviser, Trustees or Affiliates

Our Declaration of Trust provides that, unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC, we may not sell assets to the Adviser or any of its affiliates unless such sale is approved by the holders of a majority of our outstanding common shares. Our Declaration of Trust also provides that we may not lease assets to the Adviser or any affiliate thereof unless all of the following conditions are met: (a) the transaction is fully disclosed to the shareholders in a prospectus or in a periodic report; and (b) the terms of the transaction are fair and reasonable to us.

Loans

Our Declaration of Trust provides that, unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC, except for the advancement of indemnification funds, no loans, credit facilities, credit agreements or otherwise may be made by us to the Adviser or any of its affiliates.

Commissions on Financing, Refinancing or Reinvestment

Our Declaration of Trust provides that, unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC, we generally may not pay, directly or indirectly, a commission or fee to the Adviser or any of its affiliates in connection with the reinvestment of cash available for distribution, available reserves, or the proceeds of the resale, exchange or refinancing of assets.

Lending Practices

Our Declaration of Trust provides that, with respect to financing made available to us by the Adviser, the Adviser may not receive interest in excess of the lesser of the Adviser’s cost of funds or the amounts that would be charged by unrelated lending institutions on comparable loans for the same purpose. The Adviser may not impose a prepayment charge or penalty in connection with such financing and the Adviser may not receive points or other financing charges. In addition, the Adviser will be prohibited from providing financing to us with a term in excess of 12 months.

Number of Trustees; Vacancies; Removal

Our Declaration of Trust provides that the number of Trustees will be set by our Board of Trustees in accordance with our Bylaws. Our Bylaws provide that a majority of our entire Board of Trustees may at any time increase or decrease the number of Trustees. Our Declaration of Trust provides that the number of Trustees generally may not be less than one. Except as otherwise required by applicable requirements of the 1940 Act and as may be provided by our Board of Trustees in setting the terms of any class or series of preferred shares, pursuant to an election under our Declaration of Trust, any and all vacancies on our Board of Trustees may be filled only by the affirmative vote of a majority of the remaining Trustees in office, even if the remaining Trustees do not constitute a quorum, and any Trustee elected to fill a vacancy will serve for the remainder of the full term of the Trustee for whom the vacancy occurred and until a successor is elected and qualified, subject to any applicable requirements of the 1940 Act. Independent Trustees will nominate replacements for any vacancies among the independent Trustees’ positions.

Our Declaration of Trust provides that a Trustee may be removed only for cause and only by a majority of the remaining Trustees (or in the case of the removal of a Trustee that is not an interested person, a majority of the remaining Trustees that are not interested persons). Our Declaration of Trust provides that, notwithstanding the foregoing provision, any Trustee may be removed with or without cause upon the vote of a majority of then-outstanding shares.

We have a total of seven members of our Board of Trustees, five of whom are independent Trustees. Our Declaration of Trust provides that a majority of our Board of Trustees must be independent Trustees except for a period of up to 60 days after the death, removal or resignation of an independent Trustee pending the election of his or her successor. Each Trustee will hold office until his or her successor is duly elected and qualified. While we do not intend to list our shares on any securities exchange, if any class of our shares is listed on a national securities exchange, our Board of Trustees will be divided into three classes of Trustees serving staggered terms of three years each.

Action by Shareholders

Our Bylaws provide that shareholder action can be taken only at a special meeting of shareholders or by unanimous consent in lieu of a meeting. The shareholders will only have voting rights as required by the 1940 Act or as otherwise provided for in the Declaration of Trust. Under our Declaration of Trust and Bylaws, the Company is not required to hold annual meetings. Special meetings may be called by the Trustees and certain of our officers, and will be limited to the purposes for any such special meeting set forth in the notice thereof. In addition, our Declaration of Trust provides that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders will be called by our secretary upon the written request of shareholders entitled to cast 10% or more of the votes entitled to be cast at the meeting. The secretary shall provide all shareholders, within ten days after receipt of said request, written notice either in person or by mail of the date, time and location of such requested special meeting and the purpose of the meeting. Any special meeting called by such shareholders is required to be held not less than fifteen nor more than 60 days after notice is provided to shareholders of the special meeting. These provisions will have the effect of significantly reducing the ability of shareholders being able to have proposals considered at a meeting of shareholders.

With respect to special meetings of shareholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Trustees at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Trustees or (3) provided that the Board of Trustees has determined that Trustees will be elected at the meeting, by a shareholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Declaration of Trust.

Our Declaration of Trust also provides that, subject to the provisions of any class or series of shares then outstanding and the mandatory provisions of any applicable laws or regulations or other provisions of the Declaration of Trust, the following actions may be taken by the shareholders, without concurrence by our Board of Trustees or the Adviser, upon a vote by the holders of more than 50% of the outstanding shares entitled to vote to:

•	modify the Declaration of Trust;

•	remove the Adviser or appoint a new investment adviser;

•	dissolve the Company;

•	sell all or substantially all of our assets other than in the ordinary course of business; or

•	remove any Trustee with or without cause (provided the aggregate number of Trustees after such removal shall not be less than the minimum required by the Declaration of Trust).

The purpose of requiring shareholders to give us advance notice of nominations and other business is to afford our Board of Trustees a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Trustees, to inform shareholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of shareholders. Although our Declaration of Trust does not give our Board of Trustees any power to disapprove shareholder nominations for the election of Trustees or proposals recommending certain action, they may have the effect of precluding a contest for the election of Trustees or the consideration of shareholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of trustees or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our shareholders.

Our Adviser may not, without the approval of a vote by the holders of more than 50% of the outstanding shares entitled to vote on such matters:

•	amend the Investment Advisory Agreement except for amendments that would not adversely affect the rights of our shareholders;

•

except as otherwise permitted under the Investment Advisory Agreement, voluntarily withdraw as our investment adviser unless such withdrawal would not affect our tax status and would not materially adversely affect our shareholders;

•	appoint a new investment adviser (other than a sub-adviser pursuant to the terms of the Investment Advisory Agreement and applicable law);

•	sell all or substantially all of our assets other than in the ordinary course of business; or

•	cause the merger or similar reorganization of the Company.

Amendment of the Declaration of Trust and Bylaws

Our Declaration of Trust provides that shareholders are entitled to vote upon a proposed amendment to the Declaration of Trust if the amendment would alter or change the powers, preferences or special rights of the shares held by such shareholders so as to affect them adversely. Approval of any such amendment requires at least a majority of the votes cast by such shareholders at a meeting of shareholders duly called and at which a quorum is present. In addition, amendments to our Declaration of Trust to make our common shares a “redeemable security” or to convert the Company, whether by merger or otherwise, from a closed-end company to an open-end company each must be approved by (a) the affirmative vote of shareholders entitled to cast at least a majority of the votes entitled to be cast on the matter prior to the occurrence of a listing of any class of our shares on a national securities exchange and (b) the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter upon and following the occurrence of a listing of any class of our shares on a national securities exchange.

Our Declaration of Trust provides that our Board of Trustees has the exclusive power to adopt, alter or repeal any provision of our Bylaws and to make new Bylaws. Except as described above and for certain provisions of our Declaration of Trust relating to shareholder voting and the removal of trustees, our Declaration of Trust provides that our Board of Trustees may amend our Declaration of Trust without any vote of our shareholders.

Actions by the Board Related to Merger, Conversion, Reorganization or Dissolution

The Board of Trustees may, without the approval of holders of our outstanding shares, approve a merger, conversion, consolidation or other reorganization of the Company, provided that the resulting entity is a business development company under the 1940 Act. The Company will not permit the Adviser to cause any other form of merger or other reorganization of the Company without the affirmative vote by the holders of more than fifty percent (50%) of the outstanding shares of the Company entitled to vote on the matter. The Company may be dissolved at any time, without the approval of holders of our outstanding shares, upon affirmative vote by a majority of the Trustees.

Derivative Actions

No person, other than a Trustee, who is not a shareholder shall be entitled to bring any derivative action, suit or other proceeding on behalf of the Company. No shareholder may maintain a derivative action on behalf of the Company unless holders of at least ten percent (10%) of the outstanding shares join in the bringing of such action. A “derivative” action does not include any derivative or other action arising under the U.S. federal securities laws.

In addition to the requirements set forth in Section 3816 of the Delaware Statutory Trust Statute, a shareholder may bring a derivative action on behalf of the Company only if the following conditions are met: (i) the shareholder or shareholders must make a pre-suit demand upon the Board of Trustees to bring the subject action unless an effort to cause the Board of Trustees to bring such an action is not likely to succeed; and a demand on the Board of Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, is composed of Board of Trustees who are not “independent Trustees” (as that term is defined in the Delaware Statutory Trust Statute); and (ii) unless a demand is not required under clause (i) above, the Board of Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim; and the Board of Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Company for the expense of any such advisors in the event that the Board of Trustees determine not to bring such action. For purposes of this paragraph, the Board of Trustees may designate a committee of one or more Trustees to consider a shareholder demand.

Exclusive Delaware Jurisdiction

Each Trustee, each officer and each person legally or beneficially owning a share or an interest in a share of the Company (whether through a broker, dealer, bank, trust company or clearing corporation or an agent of any of the foregoing or otherwise), to the fullest extent permitted by law, including Section 3804(e) of the Delaware Statutory Trust Statute, (i) irrevocably agrees that any claims, suits, actions or proceedings asserting a claim governed by the internal affairs (or similar) doctrine or arising out of or relating in any way to the Company, the Delaware Statutory Trust Statute or the Declaration of Trust (including, without limitation, any claims, suits, actions or proceedings to interpret, apply or enforce (A) the provisions of the Declaration of Trust, (B) the duties (including fiduciary duties), obligations or liabilities of the Company to the shareholders or the Board of Trustees, or of officers or the Board of Trustees to the Company, to the shareholders or each other, (C) the rights or powers of, or restrictions on, the Company, the officers, the Board of Trustees or the shareholders, (D) any provision of the Delaware Statutory Trust Statute or other laws of the State of Delaware pertaining to trusts made applicable to the Company pursuant to Section 3809 of the Delaware Statutory Trust Statute or (E) any other instrument, document, agreement or certificate contemplated by any provision of the Delaware Statutory Trust Statute or the Declaration of Trust relating in any way to the Company (regardless, in each case, of whether such claims, suits, actions or proceedings (x) sound in contract, tort, fraud or otherwise, (y) are based on common law, statutory, equitable, legal or other grounds or(z) are derivative or direct claims)), shall be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction, (ii) irrevocably submits to the exclusive jurisdiction of such courts in connection with any such claim, suit, action or proceeding, (iii) irrevocably agrees not to, and waives any right to, assert in any such claim, suit, action or proceeding that (A) it is not personally subject to the jurisdiction of such courts or any other court to which proceedings in such courts may be appealed, (B) such claim, suit, action or proceeding is brought in an inconvenient forum or (C) the venue of such claim, suit, action or proceeding is improper, (iv) consents to process being served in any such claim, suit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such service shall constitute good and sufficient service of process and notice thereof; provided, nothing in clause (iv) hereof shall affect or limit any right to serve process in any other manner permitted by law and (v) irrevocably waives any and all right to trial by jury in any such claim, suit, action or proceeding. The exclusive jurisdiction provisions shall not apply to claims, suits, actions or proceedings arising out of or relating to the federal or state securities laws or the rules and regulations thereunder.

Restrictions on Roll-Up Transactions

In connection with a proposed “roll-up transaction,” which, in general terms, is any transaction involving the acquisition, merger, conversion or consolidation, directly or indirectly, of us and the issuance of securities of an entity that would be created or would survive after the successful completion of the roll-up transaction, we will obtain an appraisal of all of our properties from an independent expert. In order to qualify as an independent expert for this purpose, the person or entity must have no material current or prior business or personal relationship with us and must be engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by us, who is qualified to perform such work. Our assets will be appraised on a consistent basis, and the appraisal will be based on the evaluation of all relevant information and will indicate the value of our assets as of a date immediately prior to the announcement of the proposed roll-up transaction. The appraisal will assume an orderly liquidation of our assets over a 12-month period. The terms of the engagement of such independent expert will clearly state that the engagement is for our benefit and the benefit of our shareholders. We will include a summary of the appraisal, indicating all material assumptions underlying the appraisal, in a report to the shareholders in connection with the proposed roll-up transaction. If the appraisal will be included in a prospectus used to offer the securities of the roll-up entity, the appraisal will be filed with the SEC and the states as an exhibit to the registration statement for the offering.

In connection with a proposed roll-up transaction, the person sponsoring the roll-up transaction must offer to the shareholders who vote against the proposal a choice of:

•	accepting the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction offered in the proposed roll-up transaction; or

•	one of the following:

•	remaining as shareholders and preserving their interests in us on the same terms and conditions as existed previously; or

•	receiving cash in an amount equal to their pro rata share of the appraised value of our net assets.

We are prohibited from participating in any proposed roll-up transaction:

•

which would result in shareholders having voting rights in the entity that would be created or would survive after the successful completion of the roll-up transaction that are less than those provided in the Declaration of Trust, including rights with respect to the election and removal of directors, annual and special meetings, amendments to the Declaration of Trust and our dissolution;

•

which includes provisions that would operate as a material impediment to, or frustration of, the accumulation of common shares by any purchaser of the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction, except to the minimum extent necessary to preserve the tax status of such entity, or which would limit the ability of an investor to exercise the voting rights of its securities of the entity that would be created or would survive after the successful completion of the roll-up transaction on the basis of the number of shares held by that investor;

•

in which shareholders’ rights to access to records of the entity that would be created or would survive after the successful completion of the roll-up transaction will be less than those provided in the Declaration of Trust;

•	in which we would bear any of the costs of the roll-up transaction if the shareholders reject the roll-up transaction; or

•

unless the organizational documents of the entity that would survive the roll-up transaction provide that neither its adviser nor its intermediary-manager may vote or consent on matters submitted to its shareholders regarding the removal of its adviser or any transaction between it and its adviser or any of its affiliates.

Access to Records

Any shareholder will be permitted access to all of our records to which they are entitled under applicable law at all reasonable times and may inspect and copy any of them for a reasonable copying charge. Inspection of our records by the office or agency administering the securities laws of a jurisdiction will be provided upon reasonable notice and during normal business hours. An alphabetical list of the names, addresses and business telephone numbers of our shareholders, along with the number of common shares held by each of them, will be maintained as part of our books and records and will be available for inspection by any shareholder or the shareholder’s designated agent at our office. The shareholder list will be updated at least quarterly to reflect changes in the information contained therein. A copy of the list will be mailed to any shareholder who requests the list within ten days of the request. A shareholder may request a copy of the shareholder list for any proper and legitimate purpose, including, without limitation, in connection with matters relating to voting rights and the exercise of shareholder rights under federal proxy laws. A shareholder requesting a list will be required to pay reasonable costs of postage and duplication. Such copy of the shareholder list shall be printed in alphabetical order, on white paper, and in readily readable type size (no smaller than 10 point font).

A shareholder may also request access to any other corporate records. If a proper request for the shareholder list or any other corporate records is not honored, then the requesting shareholder will be entitled to recover certain costs incurred in compelling the production of the list or other requested corporate records as well as actual damages suffered by reason of the refusal or failure to produce the list. However, a shareholder will not have the right to, and we may require a requesting shareholder to represent that it will not, secure the shareholder list or other information for the purpose of selling or using the list for a commercial purpose not related to the requesting shareholder’s interest in our affairs. We may also require that such shareholder sign a confidentiality agreement in connection with the request.

Reports to Shareholders

Within 60 days after each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all shareholders of record. In addition, we will distribute our annual report on Form 10-K to all shareholders within 120 days after the end of each calendar year, which must contain, among other things, a breakdown of the expenses reimbursed by us to the Adviser. These reports will also be available on our website at www.bcred.com and on the SEC’s website at www.sec.gov.

Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, annual reports and other information, or documents, electronically by so indicating on your subscription agreement, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Unless you elect in writing to receive documents electronically, all documents will be provided in paper form by mail. You must have internet access to use electronic delivery. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our website. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If our e-mail notification is returned to us as “undeliverable,” we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will resume sending a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume sending you a paper copy of all required documents. However, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.

Conflict with the 1940 Act

Our Declaration of Trust provide that, if and to the extent that any provision of Delaware law, or any provision of our Declaration of Trust conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DISTRIBUTION REINVESTMENT PLAN

We have adopted a distribution reinvestment plan, pursuant to which we will reinvest all cash dividends declared by the Board of Trustees on behalf of our shareholders who do not elect to receive their dividends in cash as provided below. As a result, if the Board of Trustees authorizes, and we declare, a cash dividend or other distribution, then our shareholders who have not opted out of our distribution reinvestment plan will have their cash distributions automatically reinvested in additional shares as described below, rather than receiving the cash dividend or other distribution. Distributions on fractional shares will be credited to each participating shareholder’s account to three decimal places.

No action is required on the part of a registered shareholder to have his, her or its cash dividend or other distribution reinvested in our shares, except shareholders in certain states. Shareholders can elect to “opt out” of the Company’s distribution reinvestment plan in their subscription agreements (other than Alabama, Arkansas, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oklahoma, Oregon, Vermont and Washington investors and clients of certain participating brokers that do not permit automatic enrollment in our distribution reinvestment plan). Alabama, Arkansas, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oklahoma, Oregon, Vermont and Washington investors and clients of certain participating brokers that do not permit automatic enrollment in our distribution reinvestment plan will automatically receive their distributions in cash unless they elect to have their cash distributions reinvested in additional common shares.

If any shareholder initially elects not to participate, they may later become a participant by subsequently completing and executing an enrollment form or any distribution authorization form as may be available from the Company or SS&C GIDS, Inc. (the “Plan Administrator”). Participation in the distribution reinvestment plan will begin with the next distribution payable after acceptance of a participant’s subscription, enrollment or authorization. Shares will be purchased under the distribution reinvestment plan as of the first calendar day of the month following the record date of the distribution.

If a shareholder seeks to terminate its participation in the distribution reinvestment plan, notice of termination must be received by the Plan Administrator five business days in advance of the first calendar day of the next month in order for a shareholder’s termination to be effective for such month. Any transfer of shares by a participant to a non-participant will terminate participation in the distribution reinvestment plan with respect to the transferred shares. If a participant elects to tender its common shares in full, any Shares issued to the participant under the Plan subsequent to the expiration of the tender offer will be considered part of the participant’s prior tender, and participant’s participation in the Plan will be terminated as of the valuation date of the applicable tender offer. Any distributions to be paid to such shareholder on or after such date will be paid in cash on the scheduled distribution payment date.

If you elect to opt out of the distribution reinvestment plan, you will receive any distributions we declare in cash. There will be no upfront selling commissions or Intermediary Manager fees charged to you if you participate in the distribution reinvestment plan. We will pay the Plan Administrator fees under the distribution reinvestment plan. If your shares are held by a broker or other financial intermediary, you may change your election by notifying your broker or other financial intermediary of your election.

Any purchases of our shares pursuant to our distribution reinvestment plan are dependent on the continued registration of our securities or the availability of an exemption from registration in the recipient’s home state.

The purchase price for shares purchased under our distribution reinvestment plan will be equal to the most recent available NAV per share for such shares at the time the distribution is payable. common shares issued pursuant to our distribution reinvestment plan will have the same voting rights as the common shares offered pursuant to this prospectus.

See our Distribution Reinvestment Plan, which is incorporated herein by reference, for more information.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by State Street Bank and Trust Company. The address of the custodian is: 100 Summer Street, Floor 5, Boston, Massachusetts 02110. SS&C GIDS, Inc. acts as our transfer agent, distribution disbursing agent for our common shares. The principal business address of SS&C GIDS, Inc. is 430 W 7th Street, Suite 219270, Kansas City, Missouri 64105-1594, telephone number: (816) 435-3455.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by the Board, if any, the Adviser will be primarily responsible for the execution of any publicly-traded securities portfolio transactions and the allocation of brokerage commissions. The Adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the Adviser generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Adviser may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the Adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters with respect to the validity of the Exchange Notes offered by this prospectus have been passed upon for us by Simpson Thacher & Bartlett LLP, Washington, D.C. and New York, New York and Richards, Layton & Finger, P.A., Wilmington, Delaware.

EXPERTS

The consolidated financial statements of the Company and its consolidated subsidiaries at December 31, 2022, 2021 and 2020, incorporated by reference to the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, have been audited by      , an independent registered public accounting firm, located at     , as stated in their reports. Such consolidated financial statements are incorporated by reference in reliance upon the report of such firm given their authority as experts in accounting and auditing.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports and other information with the SEC. These filings are available to the public from the SEC’s website at www.sec.gov.

Our website address is www.bcred.com. Through our website, we make available, free of charge, the following documents as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC: our Annual Reports on Form 10-K; our Quarterly Reports on Form 10-Q; our Current Reports on Form 8-K; Forms 3, 4 and 5, our trustees and our executive officers; and amendments to those documents. Our website also contains additional information with respect to our industry and businesses. The information contained on, or that may be accessed through, our website is not part of, and is not incorporated into, this prospectus (except for SEC filings expressly incorporated herein).

INCORPORATION BY REFERENCE

We incorporate by reference the documents listed below. The information that we incorporate by reference is considered to be part of this prospectus. Specifically, we incorporate by reference:

•	our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed with the SEC on March 17, 2023 (excluding the audited financials included therein);

•

our Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2023, June 30, 2023 and September 30, 2023 filed with the SEC on May  10, 2023, August  11, 2023 and November 13, 2023, respectively; and

•

our Current Reports on Form 8-K filed with the SEC on January 10, 2023, January  26, 2023, February  24, 2023, March 23, 2023, April  20, 2023, May 18, 2023, June  13, 2023, June 21, 2023, July  20, 2023, August 3, 2023, August  18, 2023, September  21, 2023, October 19, 2023, November  17, 2023, November  21, 2023, November  28, 2023, December 20, 2023, January  22, 2024, January  25, 2024 and January 29, 2024 (other than any information furnished rather than filed).

Any statement contained herein or in a document, all or a portion of which is incorporated by reference herein, will be deemed to be modified or superseded for purposes of this prospectus to the extent that a statement contained herein or in any subsequently filed document that also is incorporated by reference herein modifies or supersedes such statement. Any such statements so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this prospectus.

You may obtain copies of these documents, at no cost to you, from our website at www.bcred.com, or by writing or telephoning us at the following address:

Blackstone Private Credit Fund

345 Park Avenue, 31st Floor

New York, NY 10154

(212) 503-2100

PART C

OTHER INFORMATION

Item 15. Indemnification.

Article VII of the Registrant’s Fourth Amended and Restated Agreement and Declaration of Trust provides that:

Section 7.1 Limitation of Shareholder Liability. Shareholders shall be entitled to the same limited liability extended to Shareholders of private Delaware for profit corporations formed under the DGCL. No Shareholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Company by reason of being a Shareholder, nor shall any Shareholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the Company’s assets or the affairs of the Company by reason of being a Shareholder.

Section 7.2 Limitation of Trustee and Officer Liability. To the fullest extent permitted by Delaware law, subject to any limitation set forth under the federal securities laws, or in this Article VII, no Trustee or officer of the Company shall be liable to the Company or its Shareholders for money damages. Neither the amendment nor repeal of this Section 7.2, nor the adoption or amendment of any other provision of this Declaration of Trust or Bylaws inconsistent with this Section 7.2, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act that occurred prior to such amendment, repeal or adoption. The Company may not incur the cost of that portion of liability insurance which insures the Adviser for any liability as to which the Adviser is prohibited from being indemnified.

Section 7.3 Indemnification.

(a) Each Person who was or is made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative (hereinafter a “proceeding”), by reason of the fact:

(i) that he or she is or was a Trustee, officer, employee, Controlling Person or agent of the Company, or

(ii) that he or she, being at the time a Trustee, officer, employee or agent of the Company, is or was serving at the request of the Company as a director, trustee, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (collectively, “another enterprise” or “other enterprise”), whether either in case (i) or in case (ii) the basis of such proceeding is alleged action or inaction (x) in an official capacity as a Trustee, officer, employee, Controlling Person or agent of the Company, or as a director, trustee, officer, employee or agent of such other enterprise, or (y) in any other capacity related to the Company or such other enterprise while so serving as a director, trustee, officer, employee or agent, shall be indemnified and held harmless by the Company to the fullest extent not prohibited by Delaware law and subject to paragraphs (b) and (c) below, from and against all liability, loss, judgments, penalties, fines, settlements, and reasonable expenses (including, without limitation, attorneys’ fees and amounts paid in settlement and including costs of enforcement of enforcement of rights under this Section) (collectively, “Liability and Losses”) actually incurred or suffered by such Person in connection therewith. The Persons indemnified hereunder are hereinafter referred to as “Indemnitees.” Such indemnification as to such alleged action or inaction shall continue as to an Indemnitee who has after such alleged action or inaction ceased to be a Trustee, officer, employee, Controlling Person or agent of the Company, or director, officer, employee or agent of another enterprise; and shall inure to the benefit of the Indemnitee’s heirs, executors and administrators. The right to indemnification conferred under this Article VII: (A) shall be a contract right; (B) shall not be affected adversely as to any Indemnitee by any amendment or repeal of this Declaration of Trust with respect to any action or inaction occurring prior to such amendment or repeal; and (C) shall vest immediately upon election or appointment of such Indemnitee.

(b) Notwithstanding anything to the contrary herein, the Company shall not provide any indemnification of an Indemnitee pursuant to paragraph (a) above, unless all of the following conditions are met:

(i) The Indemnitee has determined, in good faith, that any course of conduct of such Indemnitee giving rise to the Liability and Losses was in the best interests of the Company.

(ii) The Indemnitee was acting on behalf of or performing services for the Company.

(iii) Such Liability and Losses were not the result of (1) negligence or misconduct, in the case that the Indemnitee is a Trustee (other than an Independent Trustee), officer, employee, Controlling Person or agent of the Company, or (2) gross negligence or willful misconduct, in the case that the Indemnitee is an Independent Trustee.

(iv) Such indemnification is recoverable only out of the net assets of the Company and not from the Shareholders.

(c) Notwithstanding anything to the contrary herein, the Company shall not provide any indemnification of an Indemnitee pursuant to paragraph (a) above for any Liability and Losses arising from or out of an alleged violation of federal or state securities laws by such Indemnitee unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the Indemnitee, (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnitee or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which securities were offered or sold as to indemnification for violations of securities laws.

Section 7.4 Payment of Expenses. The Company shall pay or reimburse reasonable legal expenses and other costs incurred by an Indemnitee in advance of final disposition of a proceeding if all of the following are satisfied: (i) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Company, (ii) the Indemnitee provides the Company with written affirmation of the Indemnitee’s good faith belief that the Indemnitee has met the standard of conduct necessary for indemnification by the Company as authorized by Section 7.3 hereof, (iii) the legal proceeding was initiated by a third party who is not a Shareholder or, if by a Shareholder of the Company acting in his or her capacity as such, a court of competent jurisdiction approves such advancement, and (iv) the Indemnitee provides the Company with a written agreement to repay the amount paid or reimbursed by the Company, together with the applicable legal rate of interest thereon, if it is ultimately determined by final, non-appealable decision of a court of competent jurisdiction, that the Indemnitee is not entitled to indemnification.

Section 7.5 Limitations to Indemnification. The provisions of this Article VII shall be subject to the limitations of the 1940 Act.

Section 7.6 Express Exculpatory Clauses in Instruments. Neither the Shareholders nor the Trustees, officers, employees or agents of the Company shall be liable under any written instrument creating an obligation of the Company by reason of their being Shareholders, Trustees, officers, employees or agents of the Company, and all Persons shall look solely to the Company’s net assets for the payment of any claim under or for the performance of that instrument. The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument and shall not render any Shareholder, Trustee, officer, employee or agent liable thereunder to any third party, nor shall the Trustees or any officer, employee or agent of the Company be liable to anyone as a result of such omission.

Section 7.7 Non-exclusivity. The indemnification and advancement of expenses provided or authorized by this Article VII shall not be deemed exclusive of any other rights, by indemnification or otherwise, to which any

Indemnitee may be entitled under the Bylaws, a resolution of Shareholders or Trustees, an agreement or otherwise.

Section 7.8 No Bond Required of Trustees. No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

Section 7.9 No Duty of Investigation; No Notice in Trust Instruments, etc. No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Company shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Company, and every other act or thing whatsoever executed in connection with the Company shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration of Trust or in their capacity as officers, employees or agents of the Company. The Trustees may maintain insurance for the protection of the Company’s property, the Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

Section 7.10 Reliance on Experts, etc. Each Trustee and officer or employee of the Company shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Company, upon an opinion of counsel, or upon reports made to the Company by any of the Company’s officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Company, regardless of whether such counsel or expert may also be a Trustee.

Insofar as indemnification for liability arising under the 1933 Act, may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16.	Exhibits.

(1)(a)	Fourth Amended and Restated Declaration of Trust of the Registrant (incorporated by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K, filed on August 2, 2023).

(2)	Amended and Restated Bylaws (incorporated by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K, filed on June 29, 2021).

(4)	Form of Subscription Agreement (incorporated by reference to Exhibit (d) to the Company’s Registration Statement on Form N-2, filed on September 2, 2021).

(5)(a)	Master Note Purchase Agreement, dated as of June 21, 2021, by and among the Company and the purchasers signatory thereto (incorporated by reference to Exhibit 4.1 to the Company’s Quarterly Report on Form 10-Q, filed on August 16, 2021).

(5)(b)	Indenture, dated June 29, 2021, by and among BCRED BSL CLO 2021-1, Ltd. as issuer, BCRED BSL CLO 2021-1, LLC as co-issuer and U.S. Bank Trust Company, National Association, as trustee (filed as Exhibit 4.2 to the Company’s Quarterly Report on Form 10-Q, filed on August 16, 2021).

(5)(c)	Indenture, dated as of September 15, 2021, by and between the Company and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed on September 15, 2021).

(5)(d)	First Supplemental Indenture, dated as of September 15, 2021, relating to the 1.750% Notes due 2024, by and between the Company and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K, filed on September 15, 2021).

(5)(e)	Second Supplemental Indenture, dated as of September 15, 2021, relating to the 2.625% Notes due 2026, by and between the Company and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K, filed on September 15, 2021).

(5)(f)	Third Supplemental Indenture, dated as of November 2, 2021, relating to the 1.750% Notes due 2026, by and between the Company and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K, filed on November 2, 2021).

(5)(g)	Fourth Supplemental Indenture, dated as of November 22, 2021, relating to the 2.350% Notes due 2024, by and between the Company and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K, filed on November 23, 2021).

(5)(h)	Fifth Supplemental Indenture, dated as of November 22, 2021, relating to the 3.250% Notes due 2027, by and between the Company and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K, filed on November 23, 2021).

(5)(i)	Sixth Supplemental Indenture, dated as of January 18, 2022, relating to the 2.700% Notes due 2025, by and between the Company and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K, filed on January 20, 2022).

(5)(j)	Seventh Supplemental Indenture, dated as of January 18, 2022, relating to the 4.000% Notes due 2029, by and between the Company and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K, filed on January 20, 2022).

(5)(k)	Eighth Supplemental Indenture, dated as of March 24, 2022, relating to the 4.700% Notes due 2025, by and between the Company and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.2 of the Company’s Current Report on Form 8-K, filed on March 28, 2022).

(5)(l)	Ninth Supplemental Indenture, dated as of April 14, 2022, relating to the 4.875% Notes due 2026, by and between the Company and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.2 of the Company’s Current Report on Form 8-K, filed on April 21, 2022).

(5)(m)	Tenth Supplemental Indenture, dated as of September 27, 2022, relating to the 7.050% Notes due 2025, by and between the Company and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.2 of the Company’s Current Report on Form 8-K, filed on September 27, 2022).

(5)(n)	Eleventh Supplemental Indenture, dated as of November 27, 2023, relating to the 7.300% Notes due 2028, by and between the Company and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.2 of the Company’s Current Report on Form 8-K, filed on November 28, 2023).

5(o)	Twelfth Supplemental Indenture, dated as of January 25, 2024, relating to the 6.250% Notes due 2031, by and between the Company and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.2 of the Company’s Current Report on Form 8-K, filed on January 29, 2024).

(5)(p)	Form of 1.750% Notes due 2024 (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K filed on September 15, 2021).

(5)(q)	Form of 2.625% Notes due 2026 (incorporated by reference to Exhibit 4.5 to the Company’s Current Report on Form 8-K filed on September 15, 2021).

(5)(r)	Form of 1.750% Notes due 2026 (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K filed on November 2, 2021).

(5)(s)	Form of 2.350% Notes due 2024 (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K, filed on November 23, 2021).

(5)(t)	Form of 3.250% Notes due 2027 (incorporated by reference to Exhibit 4.5 to the Company’s Current Report on Form 8-K, filed on November 23, 2021).

(5)(u)	Form of 2.700% Notes due 2025 (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K, filed on January 20, 2022).

(5)(v)	Form of 4.000% Notes due 2029 (incorporated by reference to Exhibit 4.5 to the Company’s Current Report on Form 8-K, filed on January 20, 2022).

(5)(w)	Form of 4.700% Notes due 2025 (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K, filed on March 28, 2022).

(5)(x)	Form of 4.875% Notes due 2026 (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K, filed on April 21, 2022).

(5)(y)	Form of 7.050% Notes due 2025 (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K, filed on September 27, 2022).

(5)(z)	Form of 7.300% Notes due 2028 (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K, filed on November 28, 2023).

(5)(aa)	Form of 6.250% Notes due 2031 (incorporated by reference to Exhibit 4.3 of the Company’s Current Report on Form 8-K, filed on January 29, 2024).

(5)(bb)	Registration Rights Agreement, dated as of November 27, 2023, relating to the 7.300% Notes due November 2028, by and among the Company and Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC, as the representatives of the Initial Purchasers (incorporated by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K, filed on November 28, 2023).

(5)(cc)	Registration Rights Agreement, dated as of January 25, 2024, relating to the 6.250% Notes due January 3031, by and among the Company and Wells Fargo Securities, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities, Inc., J.P. Morgan Securities LLC, and SMBC Nikko Securities America, Inc., as the representatives of the Initial Purchasers (incorporated by reference to Exhibit 4.4 of the Company’s Current Report on Form 8-K filed on January 29, 2024).

(6)(a)	Amended and Restated Investment Advisory Agreement between the Company and the Adviser (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on August 3, 2022).

(6)(b)	Intermediary Manager Agreement between the Company and the Intermediary Manager, dated October 5, 2020 (incorporated by reference to Exhibit 10.2 to the Company’s Annual Report on Form 10-K, filed on March 5, 2021).

(6)(c)	Form of Selected Intermediary Agreement (incorporated by reference to Exhibit (h)(2) to the Company’s Registration Statement on Form N-2, filed on September 30, 2020).

(6)(d)	Distribution and Shareholder Servicing Plan of the Company, dated October 5, 2020 (incorporated by reference to Exhibit 10.4 to the Company’s Annual Report on Form 10-K, filed on March 5, 2021).

(6)(e)	Administration Agreement between the Company and the Administrator, dated October 5, 2020 (incorporated by reference to Exhibit 10.6 to the Company’s Annual Report on Form 10-K, filed on March 5, 2021).

(6)(f)	Escrow Agreement by and among the Company, Blackstone Securities Partners L.P., and UMB Bank, N.A., dated October 5, 2020 (incorporated by reference to Exhibit 10.7 to the Company’s Annual Report on Form 10-K, filed on March 5, 2021).

(9)	Custodian Agreement between the Company and State Street Bank and Trust Company, dated October 5, 2020 (incorporated by reference to Exhibit 10.5 to the Company’s Annual Report on Form 10-K, filed on March 5, 2021).

(11)(a)	Opinion of Richards, Layton & Finger, P.A.**

(11)(b)	Opinion of Simpson Thacher & Bartlett LLP**

(12)	Opinion and Consent of Simpson Thacher & Bartlett LLP supporting tax matters and consequences to Noteholders discussed in the prospectus**

(13)(a)	Agency Agreement between the Company and SS&C GIDS, Inc. (formerly, DST Systems, Inc.), dated October 5, 2020 (incorporated by reference to Exhibit 10.8 to the Company’s Annual Report on Form 10-K, filed on March 5, 2021).

(13)(b)	Expense Support and Conditional Reimbursement Agreement by and between the Company and Adviser, dated October 5, 2020 (incorporated by reference to Exhibit 10.9 to the Company’s Annual Report on Form 10-K, filed on March 5, 2021).

(13)(c)	Multi-Class Plan, dated October 5, 2020 (incorporated by reference to Exhibit 10.14 to the Company’s Annual Report on Form 10-K, filed on March 5, 2021).

(13)(d)	Distribution Reinvestment Plan, dated October 5, 2020 (incorporated by reference to Exhibit 10.15 to the Company’s Annual Report on Form 10-K, filed on March 5, 2021).

(13)(e)	Securities Purchase Agreement, dated March 5, 2021, by and among the Company, Twin Peaks Parent LLC, BCRED Twin Peaks LLC, Teacher Retirement System of Texas and Blackstone Credit BDC Advisors LLC (incorporated by reference to Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q, filed on May 10, 2021).

(13)(f)	Credit and Security Agreement, dated as of January 8, 2021, by and among BCRED Castle Peak Funding LLC, as borrower, the Company, as equityholder and collateral manager, and Citibank, N.A., as administrative agent and Wilmington Trust, National Association, as custodian, collateral agent and collateral administrator (incorporated by reference to Exhibit 10.8 to the Company’s Quarterly Report on Form 10-Q, filed on May 10, 2021).

(13)(g)	Amendment No. 3, dated as of December 21, 2021, amending and restating the Credit and Security Agreement, dated as of January 8, 2021, by and among BCRED Castle Peak Funding LLC as borrower, the Company as equityholder and collateral manager, and Citibank, N.A., as administrative agent and Wilmington Trust, National Associate, as custodian, collateral agent and collateral administrator (incorporated by reference to Exhibit 10.13.1 to the Company’s Annual Report on Form 10-K, filed on March 9, 2022).

(13)(h)	Credit and Security Agreement, dated as of January 28, 2021, by and among BCRED Maroon Peak Funding LLC, the Company, Morgan Stanley Bank, N.A., as lender, Morgan Stanley Senior Funding, Inc., as administrative agent and U.S. Bank Trust Company, National Association, as collateral agent (incorporated by reference to Exhibit 10.7 to the Company’s Quarterly Report on Form 10-Q, filed on May 10, 2021).

(13)(i)	Second Amendment, dated as of May 27, 2021, amending and restating the Credit Agreement dated as of January 28, 2021, by and among BCRED Maroon Peak Funding LLC, the Company, Morgan Stanley Bank, N.A., as lender, Morgan Stanley Senior Funding, Inc., as administrative agent and U.S. Bank Trust Company, National Association, as collateral agent (incorporated by reference to Exhibit 10.14.1 to the Company’s Annual Report on Form 10-K, filed on March 9, 2022).

(13)(j)	Sixth Amendment, dated as of May 5, 2022, amending and restating the Credit Agreement dated as of January 28, 2021, by and among BCRED Maroon Peak Funding LLC, the Company, Morgan Stanley Bank, N.A., as lender, Morgan Stanley Senior Funding, Inc., as administrative agent and U.S. Bank Trust Company, National Association, as collateral agent (incorporated by reference to Exhibit 10.15.2 to the Company’s Annual Report on Form 10-K, filed on March 17, 2023).

(13)(k)	Seventh Amendment, dated as of December 16, 2022, amending the Credit Agreement dated as of January 28, 2021, by and among BCRED Maroon Peak Funding LLC, the Company, Morgan Stanley Bank, N.A., as lender, Morgan Stanley Senior Funding, Inc., as administrative agent and U.S. Bank Trust Company, National Association, as collateral agent (incorporated by reference to Exhibit 10.15.3 to the Company’s Annual Report on Form 10-K, filed on March 17, 2023).

(13)(l)	Eighth Amendment, dated as of December 29, 2022, amending the Credit Agreement dated as of January 28, 2021, by and among BCRED Maroon Peak Funding LLC, the Company, Morgan Stanley Bank, N.A., as lender, Morgan Stanley Senior Funding, Inc., as administrative agent and U.S. Bank Trust Company, National Association, as collateral agent (incorporated by reference to the Company’s Annual Report on Form 10-K, filed on March 17, 2023).

(13)(m)	Revolving Credit and Security Agreement, dated as of March 15, 2021, by and among BCRED Bard Peak Funding LLC, as borrower, BNP Paribas as administrative agent, Wells Fargo Bank, National Association as collateral agent and the Company as servicer and equityholder (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on March 18, 2021).

(13)(n)	Amendment No 4., dated as of November 18, 2021, amending and restating the Revolving Credit and Security Agreement, dated as of March 15, 2021, by and among BCRED Bard Peak Funding LLC, as borrower BNP Paribas, as administrative agent, Wells Fargo Bank, National Association as collateral agent and the Company as servicer and equity holder (incorporated by reference to Exhibit 10.15.1 to the Company’s Annual Report on Form 10-K, filed on March 9, 2022).

(13)(o)	Loan Financing and Servicing Agreement, dated as of October 11, 2018, by and among BCRED Denali Peak Funding LLC (f/k/a GSO Downing Street LLC), Twin Peaks (f/k/a GSO Direct Lending Fund-D LP), as servicer, Deutsche Bank AG, New York Branch, as facility agent, and U.S. Bank Trust Company, National Association as collateral agent and custodian (incorporated by reference to Exhibit 10.2.1 to the Company’s Current Report on Form 8-K, filed on March 11, 2021).

(13)(p)	Third Omnibus Amendment to Transaction Documents, dated as of September 30, 2021, amending and restating the Loan Financing Servicing Agreement, dated as of October 11, 2018, by and among BCRED Denali Peak Funding LLC (f/k/a GSO Downing Street LLC), Twin Peaks (f/k/a GSO Direct Lending Fund-D LP), as servicer, Deutsche Bank AG, New York Branch, as facility agent, and Wilmington Trust, National Association as collateral agent and custodian (incorporated by reference to Exhibit 10.16.1 to the Company’s Annual Report on Form 10-K, filed on March 9, 2022).

(13)(q)	Joinder Agreement, dated as of October 20, 2021, by and among BCRED Denali Peak Funding LLC, as borrower, Deutsche Bank AG, New York Branch, as the facility agent and the financial institution identified therein (incorporated by reference to Exhibit 10.16.2 to the Company’s Annual Report on Form 10-K, filed on March 9, 2022).

(13)(r)	Loan Servicing Agreement, dated as of March 3, 2021, by and among BCRED Summit Peak Funding LLC, as borrower, Société Generale as agent and swingline lender, Wilmington Trust, National Association, as collateral agent, custodian and collateral administrator and the Company as servicer and equityholder (incorporated by reference to Exhibit 10.6 to the Company’s Quarterly Report on Form 10-Q, filed on May 10, 2021).

(13)(s)	Amendment No. 3, dated as of October 29, 2021, amending and restating the Loan and Servicing Agreement, dated as of March 3, 2021, by and among BCRED Summit Peak Funding LLC, as borrower, Société Generale as agent and swingline lender, Wilmington Trust, National Association, as collateral agent, collateral custodian and collateral administrator and the Company as servicer and equityholder (incorporated by reference to Exhibit 10.7 to the Company’s Quarterly Report on Form 10-Q, filed on November 15, 2021).

(13)(t)	Fourth Amendment to Loan Financing and Servicing Agreement, dated as of March 9, 2022, by and among BCRED Denali Peak Funding LLC, BCRED Twin Peaks LLC, as servicer, the lenders party thereto, Wilmington Trust, National Association, as collateral agent and collateral custodian, and Deutsche Bank AG, New York Branch, as facility agent (incorporated by reference to Exhibit 10.18 to the Company’s Annual Report on Form 10-K, filed on March 17, 2023).

(13)(u)	Fifth Amendment to Loan Financing and Servicing Agreement, dated as of April 4, 2023, by and among BCRED Denali Peak Funding LLC, BCRED Twin Peaks LLC, as servicer, the lenders party thereto, and Deutsche Bank AG, New York Branch, as facility agent (incorporated by reference to Exhibit 4.1 to the Company’s Quarterly Report on Form 10-Q, filed on May 10, 2023).

(13)(v)	Senior Secured Credit Agreement, dated as of May 18, 2021, by and among the Company, Citibank N.A., as administrative agent, and Citibank, N.A. and BofA Securities, Inc. as joint bookrunners and joint lead arrangers (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on May 25, 2021).

(13)(w)	Incremental Assumption Agreement, dated September 7, 2021, relating to the Senior Secured Credit Agreement dated as of May 18, 2021 among the Company, the lenders from time to time party thereto, and Citibank, N.A., as administrative agent and as collateral agent (incorporated by reference to Exhibit 10.5 to the Company’s Quarterly Report on Form 10-Q, filed on November 15, 2021).

(13)(x)	Amendment No. 1 dated as of November 5, 2021 to the Senior Secured Credit Agreement dated as of May 18, 2021, by and among the Company, each of the Lenders from time to time party thereto and Citibank, N.A., as administrative agent (incorporated by reference to Exhibit 10.6 to the Company’s Quarterly Report on Form 10-Q, filed on November 15, 2021).

(13)(y)	Amendment No. 2 dated as of March 7, 2022 to the Senior Secured Credit Agreement dated as of May 18, 2021, by and among the Company, each of the Lenders from time to time party thereto and Citibank, N.A., as administrative agent (incorporated by reference to Exhibit 10.18.3 to the Company’s Annual Report on Form 10-K, filed on March 9, 2022).

(13)(z)	Amendment and Restatement Agreement dated as of May 6, 2022 to the Senior Secured Credit Agreement dated as of May 18, 2021, by and among the Company, each of the Lenders from time to time party thereto and Citibank, N.A., as administrative agent (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on May 12, 2022).

(13)(aa)	Amended and Restated Senior Secured Credit Agreement, dated May 6, 2022, by and among the Company, each of the Lenders from time to time party thereto and Citibank, N.A., as administrative agent (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed on May 12, 2022).

(13)(bb)	First Amendment and Extension Agreement to the Amended and Restated Senior Secured Credit Agreement dated June 9, 2023, by and among the Company, each of the Lenders from time to time party thereto and Citibank, N.A., as administrative agent and collateral agent (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on June 13, 2023).

(13)(cc)	Amended and Restated Senior Secured Credit Agreement dated June 9, 2023, by and among the Company, each of the Lenders from time to time party thereto and Citibank, N.A., as administrative agent and collateral agent (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed on June 13, 2023).

(13)(dd)	Master Note Purchase Agreement, dated October 11, 2022, by and among Blackstone Private Credit Fund and the Purchasers party thereto (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed October 14, 2022).

(14)(a)	Consent of **

(14)(b)	Report of regarding the senior securities table.**

(16)	Power of Attorney for Brad Marshall, Jonathan Bock, Carlos Whitaker, Teddy Desloge, Katherine Rubenstein, Matthew Alcide, William Renahan, Vikrant Sawhney, Michelle Greene, Robert Bass, James F. Clark, Tracy Collins and Vicki L. Fuller.*

(17)(a)	Statement of Eligibility on Form T-1 of U.S. Bank Trust Company, National Association, as trustee.*

(17)(b)	Form of Letter of Transmittal.*

(18)	Filing Fee Table.*

*	Filed herewith.
**	To be filed by amendment.

Item 17. Undertakings.

(1)

The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the 1933 Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)

The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment will be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time will be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in New York, New York on the 14th day of February, 2024.

BLACKSTONE PRIVATE CREDIT FUND

By:	/s/ Brad Marshall
Brad Marshall
Co-Chief Executive Officer and Trustee

As required by the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE	TITLE	DATE

/s/ Brad Marshall Brad Marshall	Co-Chief Executive Officer and Trustee (Principal Executive Officer)	February 14, 2024

/s/ Jonathan Bock Jonathan Bock	Co-Chief Executive Officer (Principal Executive Officer)	February 14, 2024

/s/ Teddy Desloge Teddy Desloge	Chief Financial Officer (Principal Financial Officer)	February 14, 2024

/s/ Matthew Alcide Matthew Alcide	Chief Accounting Officer and Treasurer (Principal Accounting Officer)	February 14, 2024

/s/ Vikrant Sawhney* Vikrant Sawhney	Trustee	February 14, 2024

/s/ Robert Bass* Robert Bass	Trustee	February 14, 2024

/s/ Tracy Collins* Tracy Collins	Trustee	February 14, 2024

/s/ Vicki L. Fuller* Vicki L. Fuller	Trustee	February 14, 2024

/s/ Michelle Greene* Michelle Greene	Trustee	February 14, 2024

/s/ James F. Clark* James F. Clark	Trustee	February 14, 2024

*By:	/s/ Brad Marshall
Brad Marshall
As Agent or Attorney-in-Fact
February 14, 2024

The original powers of attorney authorizing Brad Marshall, Jonathan Bock, Carlos Whitaker, Teddy Desloge, Katherine Rubenstein, Matthew Alcide, William Renahan and Oran Ebel to execute the Registration Statement, and any amendments thereto, for the trustees of the Registrant on whose behalf this Registration Statement is filed herewith.